As filed with the Securities and Exchange Commission on [date]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-8352



                                   LKCM Funds
               (Exact name of registrant as specified in charter)



                 c/o Luther King Capital Management Corporation
                         301 Commerce Street, Suite 1600
                              Fort Worth, TX 76102
               (Address of principal executive offices) (Zip code)



                                  K&L Gates LLP
                                1601 K Street, NW
                              Washington, DC 20006
                     (Name and address of agent for service)



                        1-800-688-LKCM and 1-800-423-6369
               Registrant's telephone number, including area code



Date of fiscal year end: December 31



Date of reporting period:  December 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------
                                      LKCM
                                      FUNDS
-------------------------------------------------------------------------------




                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                            LKCM INTERNATIONAL FUND



                                  Annual Report
                               December 31, 2009

DEAR FELLOW SHAREHOLDERS:
We report the following performance information for the LKCM Funds:
                                                                                                     FIVE YEAR    TEN YEAR    AVG.
                                                                                          ONE YEAR    AVERAGE     AVERAGE    ANNUAL
                                                                                           TOTAL    ANNUALIZED   ANNUALIZED  TOTAL
                                                                                          RETURN      RETURN       RETURN    RETURN
                                      INCEPTION   NAV @      NET EXPENSE  GROSS EXPENSE    ENDED       ENDED       ENDED      SINCE
FUNDS                                  DATES      12/31/09   RATIO*, **   RATIO**        12/31/09    12/31/09    12/31/09    INCEPT.
------------------------------------------------------------------------------------------------------------------------------------
LKCM Equity Fund -
   Institutional Class                   1/3/96     $13.02     0.80%       1.07%          27.01%       2.56%       1.84%      6.50%
   S&P 500 Index1                                                                         26.46%       0.42%      -0.95%      6.13%
LKCM Small Cap Equity Fund -
   Institutional Class                  7/14/94     $16.16     0.97%       0.97%          32.03%       1.05%       6.23%      9.87%
   Russell 2000 Index2                                                                    27.17%       0.51%       3.51%      7.67%
LKCM Small Cap Equity Fund -
   Adviser Class                         6/5/03     $15.83     1.22%       1.22%          31.70%       0.80%       N/A        6.81%
   Russell 2000 Index2                                                                    27.17%       0.51%       N/A        6.26%
LKCM International Fund                 12/30/97     $7.53     1.20%       1.42%          29.51%       3.75%      -0.75%      3.19%
   MSCI/EAFE Index3                                                                       32.46%       4.02%       1.58%      4.97%
LKCM Balanced Fund                      12/30/97    $13.09     0.80%       1.39%          22.90%       4.70%       3.10%      4.71%
   S&P 500 Index1                                                                         26.46%       0.42%      -0.95%      2.93%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index4                                                           5.24%       4.66%       5.93%      5.67%
LKCM Fixed Income Fund                  12/30/97    $10.85     0.65%       0.73%          10.77%       5.05%       5.73%      5.34%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index4                                                           5.24%       4.66%       5.93%      5.67%

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed to waive all or a portion of its management fee and/or reimburse the Funds to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2008, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(2) The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $732 million.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

(4) The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non- convertible; and must be publicly issued.

     Note: These indices defined above are not available for direct investment.


ECONOMIC OUTLOOK

The S&P 500 Index returned 26.46% for 2009, but this fact certainly fails to capture the three distinct measures of the year. The year began with heightened investor concern over housing and rapidly deteriorating economic conditions. This concern was clearly reflected in the equity market as the S&P 500 Index fell approximately 25% from the first of the year through the March 9, 2009 bottom. The second period of the year consisted of the equity market rebounding despite continued worsening economic data. Indeed, the equity market discounted what we believe was likely the conclusion of the recession at the end of the second quarter and a return to positive Gross Domestic Product (GDP) growth in the third quarter. The final period of the year brought improving economic data around employment and housing, together with a corresponding improvement in the equity market.

While equities have risen sharply in anticipation of a global economic recovery, resulting from unprecedented policy stimulus, the engine of economic expansion must be reignited. Though policy stimulus is typically the initial spark, the virtuous cycle of demand, liquidity, and spending typically drives expansion. There was a great deal of controversy concerning pent-up demand for housing, autos, capital equipment, and retail goods as the year drew to a close. Retail sales have recently posted a strong recovery. In addition, housing, autos, and capital expenditures are likely to show year-over-year growth in 2010. In our view, pent-up demand does indeed exist and, while perhaps not as strong as in past recoveries, we believe it is sufficient for the purposes of spurring this virtuous cycle.

Credit availability is a vital component of ensuring sufficient liquidity to enable businesses to make capital expenditures and consumers to afford housing and cars. A review of the Fed's balance sheet reveals the magnitude of liquidity available to banks, for which banks claim there is little domestic demand. The Fed routinely surveys chief bank lending officers, in which one of the standard questions is whether the bank is tightening lending standards for commercial and industrial loans. Based on the most recent Fed's Senior Loan Officer Survey, banks' willingness to extend credit appears to be improving.

We believe that credit standards will normalize as the economic recovery progresses and banks have a clearer picture of the regulator's framework and observe an actual decline in credit metrics such as delinquency rates. It is important to note, however, that we believe the lax credit standards that were common prior to the recession will not return in the foreseeable future.

The third component of the virtuous cycle, spending, is driven by job creation. Economic recoveries are often labeled as having "strong job recoveries" such as the 1973-75 and 1981-82 recoveries, or "jobless recoveries," such as 1990-91 and 2001-02. Most observers view the current recovery as a jobless recovery with a rebound in GDP during 2010 despite persistently high unemployment. However, unemployment insurance claims, which historically lead unemployment, have fallen eight consecutive months, and we believe are a sound harbinger of better future employment data. In addition, we believe the net change in nonfarm payroll data is suggesting a rebound in employment. Reviewing labor productivity suggests the labor market is approaching an inflection point. If the U.S. Nonfarm Business Productivity Index, a measure of output per worker, is extrapolated through year end 2010, based on the second and third quarter 2009 readings, we believe the Index suggests an increase which is unsustainable. In our view, this trend implies many companies have likely gleaned all near-term productivity increases and will need to add labor to meet demand.

Central to the Fed's policy response to the recession was the increase of the money supply and reduction of interest rates in an attempt to reflate asset values and stave off deflation. The initial indications are that the Fed's action appears to have been successful. In response to this action, however, the value of the U.S. dollar remains quite low by historical standards. Naturally, the value of the U.S. dollar fell in response to the increased supply of dollars from the U.S. government. The decline in the U.S. dollar has been viewed in some circles as alarming, particularly given the rise in the federal deficit. Barring the government needing to defend the U.S. dollar in order to support deficit spending, we believe the low level of the U.S. dollar alone is not alarming. In fact, as interest rates approached zero, the government's menu of actions to stimulate the business cycle declined. We believe a low U.S. dollar serves to favor exports and is, therefore, another mechanism in the government's arsenal to reignite business activity. Moreover, we believe it encourages foreign manufacturers to open facilities in the United States.

From an economic point of view, the hallmark of 2009 was the unprecedented application of liquidity and stimulus to combat a rapidly contracting economy and fear of deflation. Due to the lag between policy action and its observable impact on the economy, stimulus is often best applied liberally and deliberately. Given the complexion of the challenge, "too little, too late," was simply not an option. Correspondingly, the hallmark of 2010 is likely to be the beginning of liquidity and stimulus removal. The withdrawal of liquidity and stimulus will require an approach as deft as the application was blunt.

Early in a recovery, it is natural to question whether the economic recovery process is real or the product of policy engineering. Policy stimulus cannot be maintained indefinitely and budgetary deficits must be retired through enormous tax revenues, reduced spending, or the rolling of debt. In reality, economic contraction is most often arrested by the application of what some would consider artificial forces. However, it is the confidence that policy makers instill, which allows the eventual withdrawal of stimulus after resumption of economic growth. As we approach this transition from stimulus to confidence, it is natural for investors to be cautious.

Although the Fed will likely begin withdrawing various and sundry programs, the most closely watched Fed action will be related to interest rates. We believe that economic growth will drive the Fed's decision to increase interest rates, although the Fed is unlikely to lift interest rates before the second half of 2010 at the earliest. However, the expectation of interest rate movements can influence equity markets far more than actual Fed action. In this regard, we believe the equity market will likely begin to grapple with the prospect of higher interest rates during the first half of 2010.

We believe the Fed will ultimately be persuaded to pursue higher interest rates by one of two forces. The preferable rationale for higher interest rates would be in response to stronger economic activity. In this case, the Fed would have greater room to maneuver prospectively. We believe the second rationale for higher interest carries a lower probability and would be greatly unwelcome. If foreign concerns over U.S. fiscal policy pressure the value of the dollar lower, then higher interest rates may be necessary to defend the dollar. The outcome of this higher interest rate scenario would likely be destabilizing. In our estimation, we believe the far more likely outcome is for the Fed to raise interest rates in response to strong economic data; however, the risk of defending the dollar should be recognized.

As we highlighted earlier, the U.S. dollar played a central role in the reflation of assets, including equities, in 2009. Looking forward, we believe the dollar is beginning to show signs of stabilization. It is too early to know whether this is a pause before resuming the downward trend, or whether it is the early sign of a bottom for the dollar. As we noted earlier, U.S. equities have historically performed well in periods of a strong dollar, but given the central role the dollar has played in the recovery, it is not beyond reason to expect the dollar to continue to be a key factor in the near-term. The combination of a strong dollar and continued U.S. equities strength could hinge on whether future dollar strength is the product of better U.S. economic growth or lackluster growth from Europe and Asia. Although Japan is showing signs of positive progress, the European Central Bank is thus far refusing to aggressively pursue reflation.

On balance, we are optimistic for equity markets as we begin 2010. We believe the first part of the new year should be marked with several positives, including payrolls improving on a consistent basis, a bottoming of home prices, and improved credit availability for consumers and small business as pent-up demand is revealed. Aside from the potential dollar weakness and discounting of higher interest rates, the majority of concerns lie with government. Healthcare reform, federal, state, and municipal budget deficits, and potentially higher personal and corporate income tax schedules collectively weigh on growth. We believe economic growth, as measured by GDP, will likely be between 3% and 4% in 2010. If this estimate proves correct, then the economic recovery will likely be weaker relative to the magnitude of the decline than history would suggest. This would be consistent with our view that tight credit markets, household deleveraging, and ballooning deficits will mitigate what history would suggest would typically be a stronger economic rebound.

LKCM EQUITY FUND

The LKCM Equity Fund outperformed the S&P 500 Index during the year ended December 31, 2009. The Fund's performance benefited from stock selection decisions within the Consumer Discretionary, Healthcare and Energy sectors. Our decision to overweight the Materials sector also enhanced the Fund's performance. Stock selection within the Materials sector detracted from the Fund's performance, along with our decision to underweight the Financials sector. We believe the Fund's concentration on high quality companies can continue to add value for the Fund and its shareholders in this dynamic market environment.


                                                         TOTAL RETURN YEAR ENDED
                                                            DECEMBER 31, 2009
                                                         -----------------------
       LKCM Equity Fund                                            27.01%
       S&P 500 Index                                               26.46%


LKCM SMALL CAP EQUITY FUND

The LKCM Small Cap Equity Fund outperformed the Russell 2000 Index for the year ended December 31, 2009. Sector allocation decisions for the Fund were positive as we were overweight the best performing sector, Consumer Discretionary, and underweight the worst performing sector, Financials. Stock selection also benefited the Fund's performance, particularly in the Energy sector. The Fund also benefited from the market's rotation away from lower quality, low stock price and low market capitalization companies during the fourth quarter of 2009. As the market continues to rotate back towards quality companies, we believe the Fund should be well positioned.


                                                         TOTAL RETURN YEAR ENDED
                                                            DECEMBER 31, 2009
                                                         -----------------------
       LKCM Small Cap Equity Fund -- Institutional Class           32.03%
       Russell 2000 Index                                          27.17%


LKCM BALANCED FUND

The LKCM Balanced Fund's asset diversification, stock selection and focus on quality were keys to the Fund's performance in the year ended December 31, 2009. Stock selection decisions in the Healthcare and Energy sectors proved beneficial to the Fund's performance. Stock selection in the Information Technology and Materials sectors detracted from the Fund's performance. We believe that our long-standing philosophy of controlling risk via a focus on high quality companies in a blend of asset classes will continue to be important during 2010.


                                                         TOTAL RETURN YEAR ENDED
                                                            DECEMBER 31, 2009
                                                         -----------------------
       LKCM Balanced Fund                                          22.90%
       S&P 500 Index                                               26.46%
       Barclays Capital U.S. Intermediate Government/
        Credit Bond Index                                          5.24%


LKCM FIXED INCOME FUND

The LKCM Fixed Income Fund is managed to provide current income. The Fund predominantly invests in a portfolio of investment grade corporate bonds as well as government securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our investment strategy emphasizes the selection of corporate bonds with strong credit profiles and attractive yields relative to those offered on U.S. Treasury and government-agency debt. As of December 31, 2009, the total net assets in the Fund were $149.2 million. This represented an asset mix of 90.3% invested in corporate bonds, 5.5% in U.S. Treasury and government-agency debt, 0.6% in preferred stock, and 3.6% in cash reserves, net of liabilities.

At December 31, 2009, the Fund had an effective duration of 3.3 years. The Fund's overweight in credit (i.e., corporate bonds) relative to government debt was the primary contributor to performance as credit spreads tightened dramatically during the year versus a government sector that produced negative returns. The Fund's shorter duration relative to the 3.9 year duration for the Barclays Capital U.S. Intermediate Government/Credit Bond Index was also additive to performance as spreads in the intermediate sector of the curve compressed more than those on longer dated issues. U.S. government debt underperformed on a relative basis on the reversal of the flight-to-quality trade, massive new issuance and concerns over continued willingness of foreign central banks to finance a growing U.S. budget deficit. The Fund's sector weightings in the Energy, Basic Materials, Consumer Cyclicals and Technology sectors all contributed to performance as well as overweighting issues with credit ratings between triple B and single A. A number of corporate actions by high quality acquirers also contributed to spread tightening and outperformance.

                                                         TOTAL RETURN YEAR ENDED
                                                            DECEMBER 31, 2009
                                                         -----------------------
       LKCM Fixed Income Fund                                      10.77%
       Barclays Capital U.S. Intermediate Government/
         Credit Bond Index                                         5.24%


LKCM INTERNATIONAL FUND

The LKCM International Fund is sub-advised by TT International. A detailed performance report for the Fund for the year ended December 31, 2009 can be found on page 6.

/s/ J. Luther King, Jr.

J. Luther King, Jr., CFA
January 25, 2010

Ratings provided by Standard & Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 16-29 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. SMALL-CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISKS, SINCE SMALLER COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE, AND, HISTORICALLY, THEIR STOCKS HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY THAN STOCKS ON AVERAGE. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES. INTERNATIONAL INVESTING INVOLVES SPECIAL RISK CONSIDERATIONS, INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, MORE LIMITED INFORMATION AVAILABLE ABOUT ISSUERS OF SECURITIES, FOREIGN GOVERNMENT REGULATIONS AND DIFFERING DEGREE OF LIQUIDITY, THAT MAY ADVERSELY AFFECT PORTFOLIO SECURITIES. THESE RISKS ARE DISCUSSED IN THE FUNDS' PROSPECTUS.

THE LKCM INTERNATIONAL FUND MAY ALSO USE OPTIONS AND FUTURE CONTRACTS, WHICH HAVE THE RISKS OF UNLIMITED LOSSES OF THE UNDERLYING HOLDINGS DUE TO UNANTICIPATED MARKET MOVEMENTS AND FAILURE TO CORRECTLY PREDICT THE DIRECTION OF SECURITIES PRICES, INTEREST RATES AND CURRENCY EXCHANGE RATES. BECAUSE THE FUND MAY ALSO INVEST IN OPTIONS AND FUTURE CONTRACTS, IT THEREFORE MAY NOT BE SUITABLE FOR ALL INVESTORS.

CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

Must be preceded or accompanied by a prospectus.

                          REPORT FROM TT INTERNATIONAL

The LKCM International Fund seeks to achieve a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE") Index.

YEAR ENDED DECEMBER 31, 2009

LKCM INTERNATIONAL FUND: 29.51%       MSCI EAFE: 32.46%

PERFORMANCE

The Fund produced a positive absolute return of 29.51% in the year ended December 31, 2009, although it underperformed its benchmark, the MSCI EAFE Index. The Fund's performance benefited from positive security selection in Europe, primarily in the Materials and Energy sectors. This was offset by disappointing security selection in Japan. Japanese equities had a difficult year due to the strong yen, heavy equity issuance and negative sentiment towards the banking sector though the market finished the year strongly as the yen began to weaken.

MARKETS

Conditions during 2009 were extreme. The year began with economies in the midst of the worst recession in over fifty years. The mood among investors was extremely depressed and stock markets plummeted in the first two months of the year. But March marked the low point. The announcement by the world's central banks of an effective guarantee for the global financial system as well as trillions of dollars of monetary and fiscal stimulus measures brought a halt to the freefall in economies and markets. This, combined with signs of economic "green shoots", prompted a sharp resurgence in risk appetite and the beginning of a powerful cyclical-led rally in equities which continued until the end of the year. Positive second quarter earnings numbers from the banking sector announced in July and growing evidence of a cyclical economic recovery propelled equities higher over the summer and into autumn. The final quarter of the year was patchier as investors began to worry about the possibility of monetary tightening and withdrawal of economic stimuli. Markets also received an unwelcome shock at the end of November after Dubai World, the state-controlled holding company, defaulted on its debt. But equities finished the year on a strong note reflecting a mood of optimism among investors heading into 2010.

OUTLOOK

The economic picture in Europe remains mixed. Real economy data has proved somewhat disappointing though business surveys have been strong, particularly in the manufacturing sector where companies have seen the benefit of inventory restocking. We believe extensive cost cutting in 2009 has paved the way for huge operating leverage to come through as demand gradually improves. In our view, Germany, Europe's powerhouse, should increasingly benefit from a pick up in business spending and restocking. We believe other parts of Europe face stiff challenges. Spain is in the middle of a painful process of deleveraging and rising unemployment while Greece's serious budget problems has resulted in its credit rating being downgraded and the government having to implement an emergency budget.

In Japan, the economic recovery continues to be driven by the strength of exports to the rest of Asia. Japanese manufacturing confidence has risen to the highest level since the crisis began. Concern over persistent deflationary pressure has prompted the Japanese government to introduce an $81 billion stimulus package and the Bank of Japan is expected to shift its monetary policy -- the Bank of Japan recently said that they 'will not tolerate a Consumer Price Index of less than zero' - towards quantitative easing. Japanese corporate profits are recovering strongly, and following its poor performance in 2009, we believe the Japanese equity market is attractively valued compared to other regions.

The rest of Asia enters 2010 in the midst of a broad and rapid economic recovery. We believe that China should likely continue to grow strongly in 2010 as its economic recovery increasingly becomes driven by the private sector and domestic consumption. There is a greater risk of resurgent inflation in emerging economies compared to the developed world and this has led to concerns over an end to easy financial conditions, particularly in China. However, while China has taken steps to rein in the housing market and money supply, we believe it is unlikely to risk derailing the economic recovery with overzealous tightening.

Overall, we expect equities to push higher and enjoy another positive year in 2010, albeit likely without repeating the stellar gains of 2009, supported by a continued recovery in the global economy and in particular, inventory restocking. In our view, this, combined with the substantial operating leverage uncovered by cost cutting in 2009, mean there is large scope for earnings to surprise on the upside in 2010.

TT International
January 26, 2010

Past performance is not a guarantee of future results.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------------------------------
                               PAST   PAST     PAST      SINCE
                              1 YEAR 5 YEARS 10 YEARS INCEPTION(1)
------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND --
  INSTITUTIONAL CLASS         32.03%  1.05%    6.23%      9.87%
------------------------------------------------------------------
Russell 2000 Index            27.17%  0.51%    3.51%      7.67%
------------------------------------------------------------------
Lipper Small-Cap Core Funds
Index                         34.50%  1.55%    5.24%      9.10%
------------------------------------------------------------------
(1) July 14, 1994

A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund -- Institutional Class

                                   LINE CHART
              LKCM Small Cap Equity                            Lipper Small-Cap
                Fund Institutional     Russell 2000 Total         Core Funds
                  Class $18,302       Return Index $14,126      Index $16,663
  Dec-99               10000                  10000                 10000
  Dec-00               11137                   9698                 10693
  Dec-01               11973                   9939                 11455
  Dec-02               10561                   7903                  9252
  Dec-03               14227                  11638                 13037
  Dec-04               17369                  13771                 15431
  Dec-05               19873                  14398                 16597
  Dec-06               22850                  17042                 18871
  Dec-07               22675                  16775                 19234
  Dec-08               13863                  11108                 12389
  Dec-09               18302                  14126                 16663


The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $732 million.

The Lipper Small-Cap Core Funds Index is an equally weighted index of the 30 largest small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------
                                                                                  PAST   PAST    PAST      SINCE
                                                                                  YEAR  3 YEARS 5 YEARS INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------
LKCM SMALL CAP EQUITY FUND -- ADVISER CLASS                                      31.70% (7.38)% 0.80%      6.81%
--------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                               27.17% (6.07)% 0.51%      6.26%
--------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index                                                34.50% (4.06)% 1.55%      7.53%
--------------------------------------------------------------------------------------------------------------------
(1) June 5, 2003
A Hypothetical $10,000 Investment in LKCM Small Cap Equity Fund -- Adviser Class

                                   LINE CHART

              LKCM Small Cap      Russell 2000
            Equity Fund Adviser   Total Return       Lipper Small-Cap
              Class $15,415       Index $14,904    Core Funds Index $16,115
 Jun-03            10000               10000              10000
 Dec-03            12166               12279              12607
                   13644               13110              13586
 Dec-04            14813               14530              14923
                   15271               14348              14899
 Dec-05            16911               15192              16051
                   18259               16440              17062
 Dec-06            19400               17982              18250
                   20784               19141              19991
 Dec-07            19195               17700              18601
                   17170               16042              17292
 Dec-08            11705               11720              11981
                   12620               12029              12968
 Dec-09            15415               14904              16115


The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $732 million.

The Lipper Small-Cap Core Funds Index is an equally weighted index of the 30 largest small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------
                             PAST   PAST     PAST      SINCE
                            1 YEAR 5 YEARS 10 YEARS INCEPTION(1)
----------------------------------------------------------------
LKCM EQUITY FUND --
  INSTITUTIONAL CLASS       27.01%  2.56%    1.84%      6.50%
----------------------------------------------------------------
S&P 500 Index               26.46%  0.42%   (0.95)%     6.13%
----------------------------------------------------------------
Lipper Large-Cap
Core Funds Index            28.15%  0.61%   (1.20)%     5.37%
----------------------------------------------------------------

(1) January 3, 1996

A Hypothetical $10,000 Investment in LKCM Equity Fund -- Institutional Class

             LKCM Equity Fund   Lipper Large-Cap
               Institutional      Core Funds        S&P 500
               Class $12,001     Index $8,859      TR $9,090
 Dec-99            10000            10000            10000
 Dec-00            10414             9263             9090
 Dec-01             9309             8074             8009
 Dec-02             7946             6360             6239
 Dec-03             9804             7937             8029
 Dec-04            10576             8595             8902
 Dec-05            11084             9087             9340
 Dec-06            12486            10303            10815
 Dec-07            13854            10986            11409
 Dec-08             9448             6913             7188
 Dec-09            12001             8859             9090


The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lipper Large-Cap Core Funds Index is an equally weighted index of the 30 largest large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------
                                                                  PAST      PAST      PAST       SINCE
                                                                 1 YEAR    5 YEARS  10 YEARS  INCEPTION(1)
----------------------------------------------------------------------------------------------------------
LKCM BALANCED FUND                                               22.90%    4.70%     3.10%       4.71%
----------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index  5.24%     4.66%     5.93%       5.67%
----------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    26.46%    0.42%    (0.95)%      2.93%
----------------------------------------------------------------------------------------------------------
Lipper Mixed-Asset Target Allocation Growth Funds Index          26.23%    2.73%     3.61%       4.54%
----------------------------------------------------------------------------------------------------------

(1) December 30, 1997

A Hypothetical $10,000 Investment in LKCM Balanced Fund

                                   LINE CHART

                                Barclays Capital     Lipper Mixed-Asset
                                U.S. Intermediate    Target Allocation
                   LKCM         Government/Credit      Growth Funds
             Balanced $13,568  Bond Index $17,784     Index $14,258    S&P 500 TR $9,090
Dec-99            10000              10000                10000            10000
Dec-00             9766              11012                10441             9090
Dec-01             9812              11999                10333             8009
Dec-02             8638              13179                 9259             6239
Dec-03            10070              13747                11350             8029
Dec-04            10786              14165                12463             8902
Dec-05            11419              14389                13161             9340
Dec-06            12701              14976                14945            10815
Dec-07            13748              16082                15922            11409
Dec-08            11040              16898                11295             7188
Dec-09            13568              17784                14258             9090



The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------
                                                                 PAST    PAST      PAST      SINCE
                                                                1 YEAR  5 YEARS  10 YEARS INCEPTION(1)
----------------------------------------------------------------------------------------------------
LKCM FIXED INCOME FUND                                          10.77%   5.05%    5.73%      5.34%
----------------------------------------------------------------------------------------------------
Barclays Capital U.S. Intermediate Government/Credit Bond Index 5.24%    4.66%    5.93%      5.67%
----------------------------------------------------------------------------------------------------
Lipper Short Intermediate Investment-Grade
Debt Funds Index                                                11.73%   3.90%    4.96%      4.87%
----------------------------------------------------------------------------------------------------

(1) December 30, 1997

A Hypothetical $10,000 Investment in LKCM Fixed Income Fund


                                  Barclays Capital U.S.    Lipper Short Intermediate
                LKCM Fixed       Intermediate Government/   Investment Grade Debt
              Income $17,464   Credit Bond Index $17,784       Fund Index $16,221
Dec-99            10000                  10000                      10000
Dec-00            10926                  11012                      10876
Dec-01            12102                  11999                      11727
Dec-02            12867                  13179                      12567
Dec-03            13285                  13747                      13050
Dec-04            13653                  14165                      13395
Dec-05            13897                  14389                      13576
Dec-06            14448                  14976                      14128
Dec-07            15309                  16082                      14890
Dec-08            15766                  16898                      14518
Dec-09            17464                  17784                      16221


The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an equally weighted index of the 30 largest short intermediate investment grade mutual funds tracked by Lipper, Inc.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.
AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------------------
                                                                              PAST         PAST           PAST           SINCE
                                                                             1 YEAR       5 YEARS       10 YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------------------
LKCM INTERNATIONAL FUND                                                      29.51%       3.75%         (0.75)%         3.19%
----------------------------------------------------------------------------------------------------------------------------------
MSCI/EAFE Index(2)                                                           32.46%       4.02%          1.58%          4.97%
----------------------------------------------------------------------------------------------------------------------------------
Lipper International Multi-Cap Value Funds Index                             32.83%       4.10%          4.56%          6.56%
----------------------------------------------------------------------------------------------------------------------------------

(1) December 30, 1997
(2) Morgan Stanley Capital International Europe, Australasia, Far East Index

A Hypothetical $10,000 Investment in LKCM International Fund


                                                  Lipper International
                  LKCM              MSCI EAFE        Multi-Cap Value
           International $9,275   Index $11,697    Funds Index $15,619
Dec-99            10000               10000               10000
Dec-00             8932                8604                9666
Dec-01             6327                6780                8396
Dec-02             5134                5718                7453
Dec-03             6915                7958               10480
Dec-04             7716                9605               12777
Dec-05             9297               10951               14608
Dec-06            11854               13892               18632
Dec-07            13656               15508               20536
Dec-08             7162                8830               11758
Dec-09             9275               11697               15619


The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

The Lipper International Multi-Cap Value Funds Index is an equally weighted index of the 30 largest international multi-cap value mutual funds tracked by Lipper, Inc.

                LKCM FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2009

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09-12/31/09).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Equity, Balanced, Fixed Income and International Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

     The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

                                              LKCM SMALL CAP EQUITY FUND --
                                                  INSTITUTIONAL CLASS
                                    --------------------------------------------
                                                                      EXPENSES
                                                                        PAID
                                        BEGINNING       ENDING    DURING PERIOD*
                                      ACCOUNT VALUE  ACCOUNT VALUE     7/1/09-
                                         7/1/09        12/31/09       12/31/09
--------------------------------------------------------------------------------
Actual                                  $1,000.00     $1,223.30        $5.60
Hypothetical (5% return before expense) $1,000.00     $1,020.16        $5.09


* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                     LKCM SMALL CAP EQUITY FUND -- ADVISER CLASS
                                    --------------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                        BEGINNING       ENDING    DURING PERIOD*
                                      ACCOUNT VALUE  ACCOUNT VALUE   7/1/09-
                                         7/1/09        12/31/09      12/31/09
--------------------------------------------------------------------------------
Actual                                  $1,000.00     $1,221.50        $7.00
Hypothetical (5% return before expense) $1,000.00     $1,018.90        $6.36


* Expenses are equal to the Fund's annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                      LKCM EQUITY FUND
                                        --------------------------------------------
                                                                        EXPENSES
                                                                          PAID
                                          BEGINNING        ENDING     DURING PERIOD*
                                        ACCOUNT VALUE   ACCOUNT VALUE    7/1/09-
                                           7/1/09          12/31/09      12/31/09
------------------------------------------------------------------------------------
Actual                                    $1,000.00      $1,204.80         $4.45
Hypothetical (5% return before expense)   $1,000.00      $1,021.17         $4.08

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                      LKCM BALANCED FUND
                                        ---------------------------------------------
                                                                         EXPENSES
                                                                           PAID
                                          BEGINNING         ENDING     DURING PERIOD*
                                        ACCOUNT VALUE    ACCOUNT VALUE    7/1/09-
                                           7/1/09           12/31/09      12/31/09
-------------------------------------------------------------------------------------
Actual                                    $1,000.00       $1,167.30         $4.37
Hypothetical (5% return before expense)   $1,000.00       $1,021.17         $4.08

* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                    LKCM FIXED INCOME FUND
                                        ------------------------------------------
                                                                       EXPENSES
                                                                         PAID
                                          BEGINNING       ENDING     DURING PERIOD*
                                        ACCOUNT VALUE  ACCOUNT VALUE    7/1/09-
                                           7/1/09        12/31/09       12/31/09
-----------------------------------------------------------------------------------
Actual                                    $1,000.00    $1,047.60          $3.35
Hypothetical (5% return before expense)   $1,000.00    $1,021.93          $3.31

* Expenses are equal to the Fund's annualized net expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                    LKCM INTERNATIONAL FUND
                                        ------------------------------------------
                                                                       EXPENSES
                                                                         PAID
                                          BEGINNING       ENDING     DURING PERIOD*
                                        ACCOUNT VALUE  ACCOUNT VALUE    7/1/09-
                                           7/1/09        12/31/09       12/31/09
-----------------------------------------------------------------------------------
Actual                                    $1,000.00    $1,214.20          $6.70
Hypothetical (5% return before expense)   $1,000.00    $1,019.16          $6.11

* Expenses are equal to the Fund's annualized net expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM FUNDS -- DECEMBER 31, 2009

Percentages represent market value as a percentage of total investments.

                                PIE CHARTS
LKCM SMALL CAP EQUITY FUND                   LKCM EQUITY FUND

Short-Term Investments 2.4%                  Short-Term Investments 5.8%
Common Stocks 97.6%                          Common Stocks 94.2%


LKCM BALANCED FUND                           LKCM FIXED INCOME FUND

Short-Term Investments 2.6%                  Preferred Stocks 0.6%
U.S. Government & Agency Issues 0.8%         U.S.Government & Agency Issues 5.6%
Corporate Bonds 26.3%                        Corporate Bonds 89.5%
Common Stocks 70.3%                          Short-Term Investments 4.3%



LKCM INTERNATIONAL FUND

Preferred Stocks 3.0%
Common Stocks 97.0%

                           LKCM SMALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

-----------------------------------------------------------------------
COMMON STOCKS - 97.7%                             SHARES         VALUE
-----------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.1%
 Hexcel Corporation (a)                          489,150  $   6,349,167
                                                          -------------
AIR FREIGHT & LOGISTICS - 1.8%
 Forward Air Corporation                         173,557      4,347,603
 UTI Worldwide, Inc. (b)                         417,800      5,982,896
                                                          -------------
                                                             10,330,499
                                                          -------------
AUTO COMPONENTS - 1.2%
 LKQ Corporation (a)                             331,050      6,485,270
                                                          -------------
CAPITAL MARKETS - 1.4%
 Raymond James Financial, Inc.                   339,600      8,072,292
                                                          -------------
CHEMICALS - 3.1%
 A. Schulman, Inc.                               323,100      6,520,158
 Calgon Carbon Corporation (a)                   401,650      5,582,935
 Cytec Industries Inc.                           153,250      5,581,365
                                                          -------------
                                                             17,684,458
                                                          -------------
COMMERCIAL BANKS - 4.6%
 First Horizon National Corporation              517,749      6,937,835
 Glacier Bancorp, Inc.                           346,630      4,755,764
 Prosperity Bancshares, Inc.                     160,850      6,509,599
 Synovus Financial Corp.                       1,543,150      3,163,458
 Texas Capital Bancshares, Inc. (a)              317,050      4,426,018
                                                          -------------
                                                             25,792,674
                                                          -------------
COMMERCIAL SERVICES & SUPPLIES - 4.3%
 Administaff, Inc.                               278,100      6,560,379
 Copart, Inc. (a)                                148,200      5,428,566
 Resources Connection, Inc. (a)                  293,350      6,224,887
 Waste Connections, Inc. (a)                     182,450      6,082,883
                                                          -------------
                                                             24,296,715
                                                          -------------
COMMUNICATIONS EQUIPMENT - 0.6%
 Arris Group Inc. (a)                            314,700      3,597,021
                                                          -------------
COMPUTERS & PERIPHERALS - 3.4%
 3PAR, Inc. (a)                                  546,350      6,474,248
 Brocade Communications Systems, Inc. (a)        555,350      4,237,320
 Electronics for Imaging, Inc. (a)               177,965      2,315,325
 Netezza Corporation (a)                         624,250      6,055,225
                                                         --------------
                                                             19,082,118
                                                         --------------
CONSUMER FINANCE - 2.5%
 Cash America International, Inc.                219,900       7,687,704
 First Cash Financial Services, Inc. (a)         291,601       6,470,626
                                                         --------------
                                                             14,158,330
                                                         --------------
CONTAINERS & PACKAGING - 2.2%
 Packaging Corp of America                       279,500      6,431,295
 Silgan Holdings Inc.                            101,600      5,880,608
                                                         --------------
                                                             12,311,903
                                                         --------------
DISTRIBUTORS - 1.2%
 WESCO International, Inc. (a)                   246,500      6,657,965
                                                         --------------

-----------------------------------------------------------------------
COMMON STOCKS                                    SHARES          VALUE
-----------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES - 2.2%
 Capella Education Company (a)                    69,600 $    5,240,880
 K12 Inc. (a)                                    346,490      7,023,352
                                                         --------------
                                                             12,264,232
                                                         --------------
DIVERSIFIED MANUFACTURING - 0.8%
 Raven Industries, Inc.                          146,550      4,655,894
                                                         --------------
ELECTRICAL EQUIPMENT - 1.1%
 Baldor Electric Company                         224,100      6,294,969
                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.2%
 Itron, Inc. (a)                                  84,950      5,740,071
 National Instruments Corporation                246,650      7,263,842
 Rofin-Sinar Technologies, Inc. (a)              224,450      5,299,265
 Trimble Navigation Limited (a)                  204,150      5,144,580
                                                         --------------
                                                             23,447,758
                                                         --------------
ENERGY EQUIPMENT & SERVICES - 3.3%
 Core Laboratories N.V. (b)                       60,700      7,169,884
 Dril-Quip, Inc. (a)                             142,550      8,051,224
 Willbros Group, Inc. (a)                        210,850      3,557,039
                                                         --------------
                                                             18,778,147
                                                         --------------
FOOD PRODUCTS - 0.8%
 Chiquita Brands International, Inc. (a)         242,600      4,376,504
                                                         --------------
HEALTH CARE EQUIPMENT & SUPPLIES - 7.5%
 American Medical Systems Holdings, Inc. (a)     340,800      6,574,032
 Conceptus Inc. (a)                              471,600      8,847,216
 Haemonetics Corporation (a)                     107,200      5,912,080
 Luminex Corporation (a)                         160,500      2,396,265
 Meridian Bioscience, Inc.                       205,675      4,432,296
 Merit Medical Systems, Inc. (a)                  82,536      1,592,119
 NuVasive, Inc. (a)                              226,950      7,257,861
 Wright Medical Group, Inc. (a)                  280,150      5,308,843
                                                         --------------
                                                             42,320,712
                                                         --------------
HEALTH CARE PROVIDERS & SERVICES - 4.0%
 MWI Veterinary Supply, Inc. (a)                 211,750      7,982,975
 PAREXEL International Corporation (a)           493,650      6,960,465
 PSS World Medical, Inc. (a)                     339,400      7,660,258
                                                         --------------
                                                             22,603,698
                                                         --------------
HOTELS, RESTAURANTS & LEISURE - 1.8%
 BJ's Restaurants, Inc. (a)                      313,200      5,894,424
 Boyd Gaming Corporation (a)                     525,550      4,398,853
                                                         --------------
HOUSEHOLD DURABLES - 2.9%                                    10,293,277
                                                         --------------
 Jarden Corporation                              225,800      6,979,478
 Tempur-Pedic International Inc. (a)             399,950      9,450,819
                                                         --------------
                                                             16,430,297
                                                         --------------
INSURANCE - 0.8%
 Argo Group International Holdings, Ltd. (a) (b) 156,201      4,551,697
                                                         --------------
INTERNET SOFTWARE & SERVICES - 1.9%
 LogMeIn, Inc. (a)                               266,950      5,325,652
 MercadoLibre Inc. (a)                           101,450      5,262,212
                                                         --------------
                                                             10,587,864
                                                         --------------
INVESTMENT BANK & BROKERAGE - 0.8%
 Evercore Partners Inc. - Class A                156,850      4,768,240
                                                         --------------


   The accompanying notes are an integral part of these financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009


-----------------------------------------------------------------------
COMMON STOCKS                                     SHARES         VALUE
-----------------------------------------------------------------------
IT SERVICES - 0.9%
 ManTech International Corporation - Class A (a) 110,350  $   5,327,698
                                                          -------------
LEISURE EQUIPMENT & PRODUCTS - 0.9%
 Brunswick Corporation                           408,300      5,189,493
                                                          -------------
LIFE SCIENCES TOOLS & SERVICES - 1.0%
 Techne Corporation                               84,250      5,776,180
                                                          -------------
MACHINERY - 3.8%
 CIRCOR International, Inc.                      176,350      4,440,493
 CLARCOR Inc.                                    134,800      4,372,912
 Kaydon Corporation                              165,650      5,923,644
 Mueller Water Products, Inc. - Class A        1,245,630      6,477,276
                                                          -------------
                                                             21,214,325
                                                          -------------
MARINE - 1.0%
 Kirby Corporation (a)                           153,700      5,353,371
                                                          -------------
MEDIA - 0.8%
 Live Nation Inc. (a)                            532,850      4,534,554
                                                          -------------
METALS & MINING - 1.3%
 Carpenter Technology Corporation                271,150      7,307,492
                                                          -------------
OIL & GAS DRILLING - 1.0%
 Atwood Oceanics, Inc. (a)                       151,800      5,442,030
                                                          -------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.2%
 Carrizo Oil & Gas, Inc. (a)                     250,671      6,640,275
 Concho Resources Inc. (a)                       111,350      4,999,615
 EXCO Resources, Inc.                            273,550      5,807,467
 Rosetta Resources, Inc. (a)                      43,253        862,032
                                                          -------------
                                                             18,309,389
                                                          -------------
PHARMACEUTICALS - 0.9%
 Endo Pharmaceuticals Holdings Inc. (a)          236,350      4,847,538
                                                           -------------
ROAD & RAIL - 1.0%
 Landstar System, Inc.                           150,050       5,817,439
                                                          -------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.2%
 FormFactor Inc. (a)                             275,100      5,986,176
 Intersil Corporation - Class A                  400,150      6,138,301
                                                          -------------
                                                             12,124,477
                                                          -------------
SOFTWARE - 9.0%
 ANSYS, Inc. (a)                                 146,265      6,356,677
 F5 Networks, Inc. (a)                           108,950      5,772,171
 MedAssets Inc. (a)                              234,300      4,969,503
 MicroStrategy Incorporated - Class A (a)         87,850      8,259,657
 Nuance Communications, Inc. (a)                 447,800      6,958,812
 Solarwinds, Inc. (a)                            229,700      5,285,397
 Sybase, Inc. (a)                                127,050      5,513,970
 TIBCO Software Inc. (a)                         807,450      7,775,743
                                                          -------------
                                                             50,891,930
                                                          -------------

-----------------------------------------------------------------------
COMMON STOCKS                                     SHARES          VALUE
-----------------------------------------------------------------------
SPECIALTY RETAIL - 8.8%
 DSW Inc. - Class A (a)                          387,550   $ 10,029,794
 Foot Locker, Inc.                               571,900      6,370,966
 Hibbett Sports Inc. (a)                         271,450      5,969,186
 Monro Muffler Brake, Inc.                        91,189      3,049,360
 PetMed Express, Inc.                            383,200      6,755,816
 Signet Jewelers Ltd. (a) (b)                    179,200      4,788,224
 Tractor Supply Company (a)                      121,938      6,457,836
 Ulta Salon, Cosmetics & Fragrance, Inc. (a)     355,850      6,462,236
                                                           ------------
                                                             49,883,418
                                                           ------------
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
 The Warnaco Group, Inc. (a)                     185,800      7,838,902
                                                           ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
 SBA Communications Corporation - Class A (a)    171,142      5,846,211
                                                           ------------
TOTAL COMMON STOCKS
   (Cost $473,778,933)                                      551,896,148
                                                           ============

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.4%
------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.4%
 Dreyfus Government Cash Management Fund -
   Institutional Shares, 0.01% (c)                 1,000          1,000
 Federated Government Obligations Fund -
   Institutional Shares, 0.06% (c)            13,738,055     13,738,055
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $13,739,055)                                          13,739,055
                                                           ------------
TOTAL INVESTMENTS - 100.1%
 (Cost $487,517,988)                                        565,635,203
 Liabilities in Excess of Other Assets - (0.1)%                (744,040)
                                                           ------------
 TOTAL NET ASSETS - 100.0%                                 $564,891,163
                                                           ============

(a)  Non-income producing security.

(b)  U.S. Dollar-denominated foreign security.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.


   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

------------------------------------------------------------------
COMMON STOCKS - 94.1%                         SHARES         VALUE
------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.6%
 Raytheon Company                             15,000 $     772,800
 Rockwell Collins, Inc.                       18,000       996,480
                                                     -------------
                                                         1,769,280
                                                     -------------
BEVERAGES - 4.7%
 The Coca-Cola Company                        14,000       798,000
 Fomento Economico Mexicano, S.A.B.
   de C.V. - ADR (b)                          15,000       718,200
 PepsiCo, Inc.                                13,000       790,400
                                                     -------------
                                                         2,306,600
                                                     -------------
BIOTECHNOLOGY - 0.8%
 Gilead Sciences, Inc. (a)                     9,500       411,160
                                                     -------------
CAPITAL MARKETS - 1.4%
 Lazard Ltd. - Class A (b)                     8,900       337,933
 Northern Trust Corporation                    7,000       366,800
                                                     -------------
                                                           704,733
                                                     -------------
CHEMICALS - 6.1%
 Air Products and Chemicals, Inc.              9,000      729,540
 Calgon Carbon Corporation (a)                15,000      208,500
 E. I. du Pont de Nemours & Company           25,000      841,750
 FMC Corporation                              14,600      814,096
 Monsanto Company                              5,000      408,750
                                                     -------------
                                                        3,002,636
                                                     -------------
COMMERCIAL BANKS - 7.2%
 Bank of America Corporation                  48,000       722,880
 Cullen/Frost Bankers, Inc.                   28,000     1,400,000
 Glacier Bancorp, Inc.                        23,000       315,560
 Wells Fargo & Company                        40,000     1,079,600
                                                     -------------
                                                         3,518,040
                                                     -------------
COMMERCIAL SERVICES & SUPPLIES - 1.5%
 Waste Management, Inc.                       22,000       743,820
                                                     -------------
COMMUNICATIONS EQUIPMENT - 3.0%
 Cisco Systems, Inc. (a)                      34,000       813,960
 Nokia Corporation - ADR (b)                  19,600       251,860
 Research In Motion Limited (a) (b)            6,000       405,240
                                                     -------------
                                                         1,471,060
                                                     -------------
COMPUTERS & PERIPHERALS - 5.3%
 Apple Inc. (a)                                3,300       695,838
 EMC Corporation (a)                          50,000       873,500
 International Business Machines Corporation   8,000     1,047,200
                                                     -------------
                                                         2,616,538
                                                     -------------
CONSTRUCTION & ENGINEERING - 0.6%
 Foster Wheeler AG (a) (b)                    10,500       309,120
                                                     -------------
CONSTRUCTION MATERIALS - 1.6%
 Eagle Materials, Inc.                        13,000       338,650
 Martin Marietta Materials, Inc.               5,000       447,050
                                                     -------------
                                                           785,700
                                                     -------------
CONTAINERS & PACKAGING - 0.8%
 Ball Corporation                              7,200       372,240
                                                     -------------

------------------------------------------------------------------
COMMON STOCKS                                 SHARES        VALUE
------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.7%
 JPMorgan Chase & Co.                          8,100 $     337,527
                                                     -------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.1%
 AT&T Inc.                                    20,000       560,600
                                                     -------------
ELECTRICAL EQUIPMENT - 1.2%
 Emerson Electric Co.                         13,300       566,580
                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
 Itron, Inc. (a)                               4,000       270,280
 National Instruments Corporation             17,000       500,650
 Trimble Navigation Limited (a)               10,000       252,000
                                                     -------------
                                                         1,022,930
                                                     -------------
ENERGY EQUIPMENT & SERVICES - 0.8%
 Halliburton Company                          13,300       400,197
                                                     -------------
FOOD & STAPLES RETAILING - 1.1%
 Walgreen Company                             15,000       550,800
                                                     -------------
HEALTH CARE EQUIPMENT & SUPPLIES - 6.9%
 Alcon, Inc. (b)                               4,800       788,880
 DENTSPLY International Inc.                  17,000       597,890
 Haemonetics Corporation (a)                  10,000       551,500
 ResMed Inc. (a)                              10,000       522,700
 Thermo Fisher Scientific, Inc. (a)           20,000       953,800
                                                     -------------
                                                         3,414,770
                                                     -------------
HEALTH CARE PROVIDERS & SERVICES - 1.0%
 Express Scripts, Inc. (a)                     5,500       475,475
                                                     -------------
HOTELS, RESTAURANTS & LEISURE - 0.7%
 Carnival Corporation (b)                     11,300       358,097
                                                     -------------
HOUSEHOLD DURABLES - 1.9%
 Jarden Corporation                           30,000       927,300
                                                     -------------
HOUSEHOLD PRODUCTS - 3.0%
 Energizer Holdings, Inc. (a)                  5,800       355,424
 Kimberly-Clark Corporation                    8,000       509,680
 The Procter & Gamble Company                 10,000       606,300
                                                     -------------
                                                         1,471,404
                                                     -------------
INDUSTRIAL CONGLOMERATES - 0.6%
 General Electric Company                     20,000       302,600
                                                     -------------
INTERNET SOFTWARE & SERVICES - 2.1%
 Akamai Technologies, Inc. (a)                22,000       557,260
 Google Inc. - Class A (a)                      750        464,985
                                                     -------------
                                                         1,022,245
                                                     -------------
MACHINERY - 1.8%
 Danaher Corporation                          12,000       902,400
                                                     -------------
MARINE - 1.3%
 Kirby Corporation (a)                        18,000       626,940
                                                     -------------


   The accompanying notes are an integral part of these financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

-------------------------------------------------------------------------
COMMON STOCKS                                       SHARES          VALUE
-------------------------------------------------------------------------
MEDIA - 0.8%
 Time Warner Inc.                                   14,000 $     407,960
                                                           --------------
METALS & MINING - 2.5%
 Newmont Mining Corporation                         13,000       615,030
 Peabody Energy Corporation                         13,100       592,251
                                                           --------------
                                                               1,207,281
                                                           --------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 9.9%
 Cabot Oil & Gas Corporation                        15,300       666,927
 Cenovus Energy Inc. (b)                             7,200       181,440
 ConocoPhillips                                     10,000       510,700
 Devon Energy Corporation                            7,000       514,500
 EnCana Corporation (b)                              7,200       233,208
 EOG Resources, Inc.                                 7,000       681,100
 Exxon Mobil Corporation                            10,000       681,900
 Noble Energy, Inc.                                 10,000       712,200
 XTO Energy, Inc.                                   15,000       697,950
                                                           --------------
                                                               4,879,925
                                                           --------------
PHARMACEUTICALS - 2.6%
 Abbott Laboratories                                15,000       809,850
 Pfizer Inc.                                        26,800       487,492
                                                           --------------
                                                               1,297,342
                                                           --------------
PROFESSIONAL SERVICES - 0.8%
 Robert Half International, Inc.                    15,000       400,950
                                                           --------------
ROAD & RAIL - 1.5%
 Burlington Northern Santa Fe Corporation            7,300       719,926
                                                           --------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.9%
 Intel Corporation                                  22,000       448,800
 Texas Instruments, Incorporated                    18,000       469,080
                                                           --------------
                                                                 917,880
                                                           --------------
SOFTWARE - 4.6%
 Microsoft Corporation                              16,300       496,987
 Nuance Communications, Inc. (a)                    35,000       543,900
 Oracle Corporation                                 50,000     1,227,000
                                                           --------------
                                                               2,267,887
                                                           --------------
SPECIALTY RETAIL - 5.9%
 PetSmart, Inc.                                     30,000       800,700
 RadioShack Corporation                             20,700       403,650
 Tiffany & Co.                                      18,000       774,000
 Tractor Supply Company (a)                         17,000       900,320
                                                           --------------
                                                               2,878,670
                                                           --------------
TEXTILES, APPAREL & LUXURY GOODS - 0.7%
 VF Corporation                                      4,500       329,580
                                                           --------------
TOTAL COMMON STOCKS
 (Cost $37,674,678)                                           46,258,193
                                                           --------------

-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 5.8%                       SHARES        VALUE
-------------------------------------------------------------------------
MONEY MARKET FUNDS - 5.8%
 The AIM STIT - Treasury Portfolio -
   Institutional Shares, 0.02% (c)                 612,429   $   612,429
 Dreyfus Government Cash Management Fund -
   Institutional Shares, 0.01% (c)               1,170,338     1,170,338
 Federated Government Obligations Fund -
   Institutional Shares, 0.06% (c)               1,077,984     1,077,984
                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $2,860,751)                                             2,860,751
                                                             ------------
TOTAL INVESTMENTS - 99.9%
 (Cost $40,535,429)                                           49,118,944
 Other Assets in Excess of Liabilities - 0.1%                     37,886
                                                             ------------
 TOTAL NET ASSETS - 100.0%                                   $49,156,830
                                                             ============
 ADR American Depository Receipt.


(a)  Non-income producing security.

(b)  U.S. Dollar-denominated foreign security.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.


The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

----------------------------------------------------------------------
COMMON STOCKS - 70.0%                               SHARES      VALUE
----------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.0%
 General Dynamics Corporation                        1,700 $   115,889
 Raytheon Company                                    3,132     161,361
                                                               -------
                                                               277,250
                                                               -------
AIR FREIGHT & LOGISTICS - 0.7%
 United Parcel Service, Inc. - Class B               1,600      91,792
                                                               -------
ASSET MANAGEMENT - 0.9%
 Bank of New York Mellon Corporation                 4,470     125,026
                                                               -------
BEVERAGES - 2.3%
 The Coca-Cola Company                               2,900     165,300
 PepsiCo, Inc.                                       2,400     145,920
                                                               -------
                                                               311,220
                                                               -------
BIOTECHNOLOGY - 1.8%
 Charles River Laboratories International, Inc. (a)  3,100     104,439
 Gilead Sciences, Inc. (a)                           3,100     134,168
                                                               -------
                                                               238,607
                                                               -------
CAPITAL MARKETS - 1.4%
 Lazard Ltd. - Class A (b)                           4,800     182,256
                                                               -------
CHEMICALS - 3.0%
 Air Products and Chemicals, Inc.                    1,300     105,378
 E.I. du Pont de Nemours and Company                 2,300      77,441
 FMC Corporation                                     2,400     133,824
 Monsanto Company                                    1,000      81,750
                                                               -------
                                                               398,393
                                                               -------
COMMERCIAL BANKS - 3.8%
 Bank of America Corporation                        11,800     177,708
 Cullen/Frost Bankers, Inc.                          2,800     140,000
 Wells Fargo & Company                               7,000     188,930
                                                               -------
                                                               506,638
                                                               -------
COMMERCIAL SERVICES & SUPPLIES - 1.6%
 ITT Educational Services, Inc. (a)                    800      76,768
 Waste Management, Inc.                              4,000     135,240
                                                               -------
                                                               212,008
                                                               -------
COMMUNICATIONS EQUIPMENT - 1.9%
 Cisco Systems, Inc. (a)                             5,700     136,458
 Harris Corporation                                  2,600     123,630
                                                               -------
                                                               260,088
                                                               -------
COMPUTERS & PERIPHERALS - 4.4%
 Apple Inc. (a)                                      1,200     253,032
 EMC Corporation (a)                                 8,600     150,242
 International Business Machines Corporation         1,500     196,350
                                                               -------
                                                               599,624
                                                               -------
CONTAINERS & PACKAGING - 0.8%
 Ball Corporation                                    2,000     103,400
                                                               -------
DIVERSIFIED FINANCIAL SERVICES - 1.5%
 JPMorgan Chase & Co.                                4,900     204,183
                                                               -------

----------------------------------------------------------------------
COMMON STOCKS                                       SHARES       VALUE
----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
 AT&T Inc.                                           4,500 $   126,135
                                                           -----------
ELECTRICAL EQUIPMENT - 1.0%
 Emerson Electric Co.                                3,300     140,580
                                                           -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
 National Instruments Corporation                    5,000     147,250
                                                           -----------
ENERGY EQUIPMENT & SERVICES - 1.2%
 Schlumberger Limited (b)                            2,500     162,725
                                                           -----------
FOOD & STAPLES RETAILING - 3.3%
 CVS Caremark Corporation                            4,100     132,061
 Walgreen Company                                    4,300     157,896
 Wal-Mart Stores, Inc.                               2,900     155,005
                                                           -----------
                                                               444,962
                                                           -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
 Alcon, Inc. (b)                                     1,300     213,655
 Thermo Fisher Scientific, Inc. (a)                  3,100     147,839
                                                           -----------
                                                               361,494
                                                           -----------
HEALTH CARE PROVIDERS & SERVICES - 1.3%
 Express Scripts, Inc. (a)                           2,000     172,900
                                                           -----------
HOUSEHOLD PRODUCTS - 3.0%
 Colgate-Palmolive Company                           2,000     164,300
 Kimberly-Clark Corporation                          1,700     108,307
 The Procter & Gamble Company                        2,100     127,323
                                                           -----------
                                                               399,930
                                                           -----------
INDUSTRIAL CONGLOMERATES - 1.2%
 General Electric Company                           10,480     158,562
                                                           -----------
INTERNET SOFTWARE & SERVICES - 1.5%
 AOL Inc. (a)                                          436      10,150
 Google Inc. - Class A (a)                             300     185,994
                                                           -----------
                                                               196,144
                                                           -----------
IT SERVICES - 1.7%
 Accenture PLC - Class A (b)                         3,400     141,100
 Automatic Data Processing, Inc.                     2,200      94,204
                                                           -----------
                                                               235,304
                                                           -----------
MACHINERY - 1.2%
 Danaher Corporation                                 2,200     165,440
                                                           -----------
MEDIA - 4.6%
 CBS Corporation - Class B                          15,000     210,750
 DIRECTV - Class A (a)                               5,100     170,085
 Time Warner Inc.                                    4,800     139,872
 The Walt Disney Company                             3,000      96,750
                                                           -----------
                                                               617,457
                                                           -----------
MULTILINE RETAIL - 1.1%
 Kohl's Corporation (a)                              2,800     151,004
                                                           -----------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

----------------------------------------------------------------------
COMMON STOCKS                                    SHARES         VALUE
----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 7.6%
 BP plc - ADR (b)                                 2,300  $    133,331
 Cabot Oil & Gas Corporation                      3,000       130,770
 Chevron Corporation                              1,795       138,197
 Denbury Resources Inc. (a)                       7,000       103,600
 Devon Energy Corporation                         1,700       124,950
 EOG Resources, Inc.                              1,400       136,220
 Exxon Mobil Corporation                          2,100       143,199
 XTO Energy, Inc.                                 2,582       120,140
                                                         -------------
                                                            1,030,407
                                                         -------------
PHARMACEUTICALS - 2.3%
 Abbott Laboratories                              3,100       167,369
 Teva Pharmaceutical Industries Ltd. - ADR (b)    2,500       140,450
                                                         -------------
                                                              307,819
                                                         -------------
PROFESSIONAL SERVICES - 0.6%
 Robert Half International, Inc.                  3,000        80,190
                                                         -------------
ROAD & RAIL - 1.4%
 Burlington Northern Santa Fe Corporation         1,900       187,378
                                                         -------------
SOFTWARE - 2.2%
 Nuance Communications, Inc. (a)                 10,400       161,616
 Oracle Corporation                               5,500       134,970
                                                         -------------
                                                              296,586
                                                         -------------
SPECIALTY RETAIL - 3.0%
 The Home Depot, Inc.                             6,000       173,580
 O'Reilly Automotive, Inc. (a)                    3,200       121,984
 PetSmart, Inc.                                   4,300       114,767
                                                         -------------
                                                              410,331
                                                         -------------
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
 VF Corporation                                   1,800       131,832
                                                         -------------
TOTAL COMMON STOCKS
 (Cost $7,375,969)                                          9,434,915
                                                         -------------

----------------------------------------------------------------------
                                               PRINCIPAL
CORPORATE BONDS - 26.2%                        AMOUNT
----------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.5%
 General Dynamics Corporation
   4.50%, 08/15/2010                           $100,000       102,596
 United Technologies Corporation
   6.35%, 03/01/2011                            100,000       106,017
                                                         -------------
                                                              208,613
                                                         -------------
AIR FREIGHT & LOGISTICS - 0.4%
 United Parcel Service, Inc.
   3.875%, 04/01/2014                            50,000        51,999
                                                         -------------
BEVERAGES - 2.8%
 Anheuser-Busch Companies, Inc.
   5.75%, 04/01/2010                             57,000        57,719
 Anheuser-Busch Inbev Worldwide Inc. (c)
   3.00%, 10/15/2012                            100,000       100,535
     (Acquired 10/21/2009, Cost $100,743)
 The Coca-Cola Company
   5.35%, 11/15/2017                            100,000       107,896
 PepsiCo, Inc.
   4.65%, 02/15/2013                            100,000       106,894
                                                         -------------
                                                              373,044
                                                         -------------

----------------------------------------------------------------------
CORPORATE                                     PRINCIPAL
BONDS                                         AMOUNT         VALUE
----------------------------------------------------------------------
CHEMICALS - 0.5%
 E. I. du Pont de Nemours and Company
   3.25%, 01/15/2015                           $ 75,000    $   74,383
                                                           -----------
COMMERCIAL BANKS - 0.6%
 Wells Fargo & Company
   5.25%, 10/23/2012                             75,000        80,120
                                                           -----------
COMMERCIAL SERVICES & SUPPLIES - 1.5%
 Allied Waste North America Inc.
   7.25%, 03/15/2015                            100,000       104,613
     Callable 03/15/2010
 Waste Management, Inc.
   7.375%, 08/01/2010                           100,000       103,601
                                                           -----------
                                                              208,214
                                                           -----------
COMMUNICATIONS EQUIPMENT - 0.6%
 Cisco Systems, Inc.
   5.25%, 02/22/2011                             75,000        78,721
                                                           -----------
COMPUTERS & PERIPHERALS - 1.9%
 Dell Inc.
   3.375%, 06/15/2012                           100,000       103,473
 Hewlett-Packard Company:
   2.25%, 05/27/2011                             50,000        50,728
   4.50%, 03/01/2013                            100,000       106,094
                                                           -----------
                                                              260,295
                                                           -----------
CONTAINERS & PACKAGING - 0.6%
 Ball Corporation
   7.125%, 09/01/2016
     Callable 09/01/2013                         75,000        77,250
                                                           -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.6%
 AT&T Inc.:
   5.875%, 02/01/2012                            75,000        81,145
   5.10%, 09/15/2014                            125,000       134,598
                                                           -----------
                                                              215,743
                                                           -----------
ELECTRIC UTILITIES - 0.8%
 Southern Company
   5.30%, 01/15/2012                            100,000       107,194
                                                           -----------
ELECTRICAL EQUIPMENT - 0.6%
 Emerson Electric Co.
   4.50%, 05/01/2013                             75,000        79,622
                                                           -----------
FOOD & STAPLES RETAILING - 2.4%
 Costco Wholesale Corporation
   5.30%, 03/15/2012                            100,000       107,933
 CVS Caremark Corporation
   5.75%, 06/01/2017                            100,000       105,700
 Wal-Mart Stores, Inc.
   4.55%, 05/01/2013                            100,000       106,628
                                                           -----------
                                                              320,261
                                                           -----------
FOOD PRODUCTS - 0.4%
 McCormick & Company, Incorporated
 5.25%, 09/01/2013                               50,000        54,076
                                                           -----------
HOTELS, RESTAURANTS & LEISURE - 0.6%
 McDonald's Corporation
 6.00%, 04/15/2011                               75,000        79,498
                                                           -----------


   The accompanying notes are an integral part of these financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

--------------------------------------------------------------------
CORPORATE                                   PRINCIPAL
BONDS                                       AMOUNT             VALUE
--------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.8%
 The Procter & Gamble Company
   4.60%, 01/15/2014                          $100,000 $    106,576
                                                       -------------
INDUSTRIAL CONGLOMERATES - 0.8%
 General Electric Company
   5.00%, 02/01/2013                           100,000      105,871
                                                       -------------
INSURANCE - 0.8%
 Berkshire Hathaway Inc.
   4.85%, 01/15/2015                           100,000      107,184
                                                       -------------
INVESTMENT BANK & BROKERAGE - 1.1%
 The Goldman Sachs Group, Inc.:
   5.25%, 04/01/2013                           100,000      105,997
   5.50%, 11/15/2014                            35,000       37,397
                                                       -------------
                                                            143,394
                                                       -------------
MEDIA - 0.6%
 Time Warner Inc.
   6.75%, 04/15/2011                            75,000       79,487
                                                       -------------
METALS & MINING - 0.8%
 Alcoa Inc.
   5.375%, 01/15/2013                          100,000      104,363
                                                       -------------
MULTILINE RETAIL - 0.4%
 J.C. Penney Co., Inc.
   7.65%, 08/15/2016                            50,000       54,250
                                                       -------------
MULTI-UTILITIES & UNREGULATED POWER - 0.4%
 Duke Energy Corp.
   6.25%, 01/15/2012                            50,000       54,082
                                                       -------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.2%
 Apache Corporation
   5.625%, 01/15/2017                           75,000       80,065
 ConocoPhillips
   5.50%, 04/15/2013                           100,000      108,677
 EOG Resources, Inc.
   6.125%, 10/01/2013                          100,000      110,522
                                                       -------------
                                                            299,264
                                                       -------------
PHARMACEUTICALS - 0.4%
 Abbott Laboratories
   5.15%, 11/30/2012                            50,000       54,685
                                                       -------------
SOFTWARE - 1.1%
 Oracle Corporation
   5.00%, 01/15/2011                           150,000      156,025
                                                       -------------
TOTAL CORPORATE BONDS
 (Cost $3,398,777)                                        3,534,214
                                                       -------------

--------------------------------------------------------------------
U.S. GOVERNMENT &                             PRINCIPAL
AGENCY ISSUES - 0.8%                          AMOUNT          VALUE
--------------------------------------------------------------------
FANNIE MAE - 0.8%
 5.00%, 02/16/2012                            $100,000  $   107,690
                                                        ------------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
 (Cost $99,382)                                             107,690
                                                        ------------

--------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.6%
--------------------------------------------------------------------
CORPORATE BONDS - 0.6%
 The Home Depot, Inc.
   4.625%, 08/15/2010                           75,000       76,790
                                                        ------------

--------------------------------------------------------------------
                                              SHARES
--------------------------------------------------------------------
MONEY MARKET FUNDS - 2.0%
 Federated Government Obligations Fund -
   Institutional Shares, 0.06% (d)             273,505      273,505
                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $350,177)                                            350,295
                                                        ------------
TOTAL INVESTMENTS - 99.6%
 (Cost $11,224,305)                                      13,427,114
 Other Assets in Excess of Liabilities - 0.4%                49,216
                                                        ------------
 TOTAL NET ASSETS - 100.0%                              $13,476,330
                                                        ============
 ADR American Depository Receipt.


(a)  Non-income producing security.

(b)  U.S. Dollar-denominated foreign security.

(c)  Restricted security, purchased in Rule 144A private offering. Resale to the
     public  may  require   registration   or  may  extend  only  to   qualified
     institutional buyers.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

-----------------------------------------------------------------------
CORPORATE                                       PRINCIPAL
BONDS - 88.2%                                    AMOUNT          VALUE
-----------------------------------------------------------------------
AEROSPACE & DEFENSE - 3.3%
 General Dynamics Corporation:
   4.25%, 05/15/2013                        $     250,000  $    263,772
   5.25%, 02/01/2014                              225,000       245,018
   5.375%, 08/15/2015                           1,375,000     1,508,323
 Lockheed Martin Corporation
   7.65%, 05/01/2016                            1,250,000     1,488,249
 Rockwell Collins, Inc.
   4.75%, 12/01/2013                              430,000       448,847
 United Technologies Corporation:
   7.125%, 11/15/2010                             250,000       263,868
   6.10%, 05/15/2012                              700,000       765,904
                                                           -------------
                                                              4,983,981
                                                          -------------
AIR FREIGHT & LOGISTICS - 0.4%
 United Parcel Service, Inc.
   3.875%, 04/01/2014                             625,000       649,992
                                                          -------------
ASSET MANAGEMENT - 0.6%
 Mellon Funding Corporation
   6.40%, 05/14/2011                              892,000       946,978
                                                          -------------
BEVERAGES - 4.8%
 Anheuser-Busch Inbev Worldwide Inc. (a)
   3.00%, 10/15/2012
     (Acquired 10/21/2009, Cost $1,737,814)     1,725,000     1,734,229
 The Coca-Cola Company:
   5.75%, 03/15/2011                            1,000,000     1,060,453
   3.625%, 03/15/2014                             400,000       412,714
   5.35%, 11/15/2017                            1,500,000     1,618,438
 PepsiCo, Inc.:
   4.65%, 02/15/2013                            1,035,000     1,106,354
   7.90%, 11/01/2018                            1,000,000     1,229,287
                                                          -------------
                                                              7,161,475
                                                          -------------
BUILDING PRODUCTS - 1.1%
 Masco Corporation
   5.875%, 07/15/2012                           1,645,000     1,681,391
                                                          -------------
CHEMICALS - 2.3%
 E. I. du Pont de Nemours and Company
   3.25%, 01/15/2015                              490,000       485,968
 The Lubrizol Corporation
   5.50%, 10/01/2014                            1,579,000     1,682,620
 Praxair, Inc.:
   6.375%, 04/01/2012                             925,000      1,016,979
   5.25%, 11/15/2014                              200,000       218,658
                                                          -------------
                                                              3,404,225
                                                          -------------
COMMERCIAL BANKS - 1.9%
 Bank of America Corporation:
   7.375%, 05/15/2014                           1,000,000     1,135,785
   5.375%, 06/15/2014                           1,025,000     1,062,669
 U.S. Bancorp
   2.125%, 02/15/2013                             576,000       571,394
                                                          -------------
                                                              2,769,848
                                                          -------------
COMMERCIAL SERVICES & SUPPLIES - 4.7%
 Allied Waste North America Inc.:
   6.50%, 11/15/2010                              450,000       468,031
   5.75%, 02/15/2011                              550,000       572,409
   6.125%, 02/15/2014
     Callable 02/15/2010                          700,000       712,810
   7.25%, 03/15/2015
     Callable 03/15/2010                        1,050,000     1,098,432
 Pitney Bowes Inc.:
   4.625%, 10/01/2012                             500,000       532,205
   3.875%, 06/15/2013                             400,000       413,142


-----------------------------------------------------------------------
CORPORATE                                      PRINCIPAL
BONDS                                           AMOUNT            VALUE
-----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES, CONTINUED
 Republic Services, Inc.
   5.50%, 09/15/2019                           $1,000,000 $   1,017,349
 Waste Management, Inc.
   7.375%, 08/01/2010                           2,099,000     2,174,587
                                                          -------------
                                                              6,988,965
                                                          -------------
COMMUNICATIONS EQUIPMENT - 3.3%
 Cisco Systems, Inc.:
   5.25%, 02/22/2011                              650,000       682,251
   2.90%, 11/17/2014                              340,000       339,763
   5.50%, 02/22/2016                            1,000,000     1,099,337
   4.95%, 02/15/2019                              700,000       718,817
 Harris Corporation:
   5.00%, 10/01/2015                            1,088,000     1,125,312
   6.375%, 06/15/2019                             900,000       973,542
                                                          -------------
                                                              4,939,022
                                                          -------------
COMPUTERS & PERIPHERALS - 5.8%
 Dell Inc.:
   3.375%, 06/15/2012                           1,175,000     1,215,807
   5.625%, 04/15/2014                             750,000       817,861
 Hewlett-Packard Company:
   4.25%, 02/24/2012                              150,000       157,421
   6.50%, 07/01/2012                              700,000       773,780
   4.50%, 03/01/2013                            1,295,000     1,373,922
 International Business Machines Corporation:
   4.95%, 03/22/2011                              875,000       913,767
   2.10%, 05/06/2013                            1,750,000     1,747,900
   5.70%, 09/14/2017                            1,500,000     1,642,536
                                                          -------------
                                                              8,642,994
                                                          -------------
CONSUMER FINANCE - 0.7%
 Western Union Company
   5.93%, 10/01/2016                            1,000,000     1,080,227
                                                          -------------
CONTAINERS & PACKAGING - 2.9%
 Ball Corporation:
   6.875%, 12/15/2012
     Callable 12/15/2010                          800,000       814,000
   7.125%, 09/01/2016
     Callable 09/01/2013                        1,825,000     1,879,750
 Packaging Corp. of America
   5.75%, 08/01/2013                            1,500,000     1,608,857
                                                          -------------
                                                              4,302,607
                                                          -------------
DIVERSIFIED MANUFACTURING - 1.1%
 Honeywell International Inc.:
   4.25%, 03/01/2013                            1,300,000     1,365,797
   3.875%, 02/15/2014                             270,000       281,558
                                                          -------------
                                                              1,647,355
                                                          -------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 3.7%
 AT&T Inc.:
   6.25%, 03/15/2011                              200,000       211,856
   5.10%, 09/15/2014                            1,750,000     1,884,375
 BellSouth Corporation
   6.00%, 10/15/2011                            1,000,000     1,081,776
 Verizon Communications Inc.:
   5.25%, 04/15/2013                              275,000       296,666
   5.55%, 02/15/2016                            1,000,000     1,079,398
   5.50%, 02/15/2018                              875,000       914,617
                                                          -------------
                                                              5,468,688
                                                          -------------
ELECTRIC UTILITIES - 0.7%
 Southern Power Co.
   4.875%, 07/15/2015                           1,050,000     1,094,178
                                                          -------------


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

---------------------------------------------------------------------
CORPORATE                                     PRINCIPAL
BONDS                                          AMOUNT          VALUE
---------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.3%
 Emerson Electric Co.
   4.50%, 05/01/2013                      $    425,000  $    451,189
                                                        -------------
ENERGY EQUIPMENT & SERVICES - 1.6%
 Baker Hughes Incorporated
   6.50%, 11/15/2013                           725,000       819,067
 Weatherford International, Inc.
   6.35%, 06/15/2017                         1,550,000     1,623,661
                                                        -------------
                                                           2,442,728
                                                        -------------
FOOD & STAPLES RETAILING - 6.3%
 Costco Wholesale Corporation
   5.30%, 03/15/2012                           700,000       755,528
 CVS Caremark Corporation:
   5.75%, 08/15/2011                           550,000       585,908
   4.875%, 09/15/2014                          330,000       349,973
   5.75%, 06/01/2017                         2,750,000     2,906,767
 Sysco Corporation
   4.20%, 02/12/2013                         1,175,000     1,230,123
 Walgreen Company
   4.875%, 08/01/2013                        1,955,000     2,101,091
 Wal-Mart Stores, Inc.
   4.55%, 05/01/2013                         1,400,000     1,492,789
                                                        -------------
                                                           9,422,179
                                                        -------------
FOOD PRODUCTS - 1.8%
 The Hershey Company
   4.85%, 08/15/2015                         1,000,000     1,049,589
 McCormick & Company, Incorporated
   5.25%, 09/01/2013                         1,450,000     1,568,198
                                                        -------------
                                                           2,617,787
                                                        -------------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
 Fisher Scientific International Inc.
   6.125%, 07/01/2015
     Callable 07/01/2010                     1,850,000     1,908,044
 Medtronic, Inc.
   4.50%, 03/15/2014                           900,000       954,043
 Thermo Fisher Scientific, Inc. (a)
   2.15%, 12/28/2012 (Acquired 12/23/2009
     through 12/29/2009,
     Aggregate Cost $1,891,049)              1,900,000     1,875,110
                                                        -------------
                                                           4,737,197
                                                        -------------
HEALTH CARE PROVIDERS & SERVICES - 1.4%
 Express Scripts, Inc.:
   5.25%, 06/15/2012                           950,000      1,010,050
   6.25%, 06/15/2014                         1,000,000     1,092,193
                                                        -------------
                                                           2,102,243
                                                        -------------
HOTELS, RESTAURANTS & LEISURE - 1.4%
 McDonald's Corporation:
   6.00%, 04/15/2011                         1,000,000     1,059,980
   5.35%, 03/01/2018                         1,000,000     1,073,998
                                                        -------------
                                                           2,133,978
                                                        -------------
HOUSEHOLD PRODUCTS - 1.7%
 Kimberly-Clark Corporation
   5.625%, 02/15/2012                        1,000,000     1,077,904
 The Procter & Gamble Company:
   4.60%, 01/15/2014                           475,000       506,234
   8.00%, 09/01/2024
   Putable 09/01/2014                          775,000       961,859
                                                        -------------
                                                           2,545,997
                                                        -------------

---------------------------------------------------------------------
CORPORATE                                   PRINCIPAL
BONDS                                        AMOUNT             VALUE
---------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 2.2%
 3M Co.
   4.375%, 08/15/2013                       $1,500,000  $   1,616,307
 General Electric Company
   5.00%, 02/01/2013                         1,600,000      1,693,942
                                                        -------------
                                                            3,310,249
                                                        -------------
INSURANCE - 0.9%
 Berkshire Hathaway Inc.
   4.85%, 01/15/2015                         1,225,000      1,313,005
                                                        -------------
INVESTMENT BANK & BROKERAGE - 0.7%
 The Goldman Sachs Group, Inc.
   5.125%, 01/15/2015                        1,000,000      1,051,915
                                                        -------------
MACHINERY - 0.7%
 Dover Corporation
   6.50%, 02/15/2011                           925,000        977,452
                                                        -------------
MEDIA - 3.9%
 Time Warner Inc.:
   6.75%, 04/15/2011                         1,000,000      1,059,828
   5.50%, 11/15/2011                         1,194,000      1,268,206
 Viacom Inc.
   6.625%, 05/15/2011                        1,600,000      1,677,277
 The Walt Disney Company:
   4.70%, 12/01/2012                           225,000        242,412
   5.625%, 09/15/2016                        1,500,000      1,622,090
                                                        -------------
                                                            5,869,813
                                                        -------------
METALS & MINING - 3.7%
 Alcoa Inc.:
   6.00%, 01/15/2012                         1,310,000      1,377,521
   5.375%, 01/15/2013                          590,000        615,740
   5.55%, 02/01/2017                           500,000        497,873
 Peabody Energy Corporation:
   6.875%, 03/15/2013
     Callable 03/15/2010                     2,000,000      2,032,500
   5.875%, 04/15/2016
     Callable 04/15/2010                     1,000,000        980,000
                                                        -------------
                                                            5,503,634
                                                        -------------
MULTILINE RETAIL - 0.9%
 J.C. Penney Co., Inc.
   7.65%, 08/15/2016                           600,000        651,000
 Kohl's Corporation
   6.25%, 12/15/2017                           282,000        312,532
 Target Corporation
   6.35%, 01/15/2011                           300,000        316,867
                                                        -------------
                                                            1,280,399
                                                        -------------
MULTI-UTILITIES & UNREGULATED POWER - 0.7%
 Duke Energy Corp.
   6.25%, 01/15/2012                         1,000,000      1,081,641
                                                        -------------
OIL & GAS DRILLING - 1.1%
 Transocean Inc. (b)
   6.625%, 04/15/2011                        1,500,000      1,574,373
                                                        -------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 9.5%
 Amerada Hess Corporation
   6.65%, 08/15/2011                         1,550,000      1,680,964
 Apache Corporation
   6.25%, 04/15/2012                         1,593,000      1,737,742
 Burlington Resources Finance Company (b)
   6.68%, 02/15/2011                           985,000      1,046,983


   The accompanying notes are an integral part of these financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

-----------------------------------------------------------------------
CORPORATE                                   PRINCIPAL
BONDS                                        AMOUNT              VALUE
-----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES, CONTINUED
 Conoco Funding Company (b)
   6.35%, 10/15/2011                       $  500,000    $      544,211
 ConocoPhillips
   4.75%, 10/15/2012                          875,000           938,208
 Devon Financing Corp. ULC (b)
   6.875%, 09/30/2011                       1,000,000         1,086,764
 EOG Resources, Inc.
   6.125%, 10/01/2013                       1,500,000         1,657,825
 Kerr-McGee Corporation
   6.875%, 09/15/2011                       1,000,000         1,075,566
 Marathon Oil Corporation
   5.90%, 03/15/2018                        1,000,000         1,055,047
 Noble Energy, Inc.
   5.25%, 04/15/2014                        1,500,000         1,539,389
 Range Resources Corporation
   8.00%, 05/15/2019                          500,000           537,500
   Callable 05/15/2014
 XTO Energy, Inc.
   6.25%, 04/15/2013                        1,150,000         1,267,514
                                                        ---------------
                                                             14,167,713
                                                        ---------------
PHARMACEUTICALS - 2.5%
 Abbott Laboratories
   5.15%, 11/30/2012                          675,000           738,245
 Eli Lilly & Company
   4.20%, 03/06/2014                          950,000           997,472
 Teva Pharmaceutical Industries Ltd.
   5.55%, 02/01/2016                        1,860,000         1,965,892
                                                        ---------------
                                                              3,701,609
                                                        ---------------
ROAD & RAIL - 2.8%
 Burlington Northern Santa Fe Corporation:
   6.75%, 07/15/2011                        1,970,000         2,122,318
   5.65%, 05/01/2017                          185,000           197,206
 Norfolk Southern Corporation
   5.257%, 09/17/2014                         750,000           804,256
 Union Pacific Corporation
   6.125%, 01/15/2012                       1,000,000         1,087,591
                                                        ---------------
                                                              4,211,371
                                                        ---------------
SOFTWARE - 2.2%
 Microsoft Corporation
   2.95%, 06/01/2014                        1,910,000         1,932,444
 Oracle Corporation
   5.25%, 01/15/2016                        1,257,000         1,359,145
                                                        ---------------
                                                              3,291,589
                                                        ---------------
SPECIALTY RETAIL - 1.4%
 Lowe's Companies, Inc.
   5.00%, 10/15/2015                          525,000           569,234
 The Sherwin-Williams Company
   3.125%, 12/15/2014                       1,450,000         1,433,705
                                                        ---------------
                                                              2,002,939
                                                        ---------------
TOTAL CORPORATE BONDS
 (Cost $125,647,217)                                        131,552,926
                                                        ---------------

-----------------------------------------------------------------------
PREFERRED STOCKS - 0.6%                       SHARES
-----------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 0.6%
 The Goldman Sachs Group, Inc.
   Callable 04/25/2010                         40,000           877,200
                                                        ---------------
TOTAL PREFERRED STOCKS
 (Cost $1,000,000)                                              877,200
                                                        ---------------


-------------------------------------------------------------------------
U.S. GOVERNMENT &                            PRINCIPAL
AGENCY ISSUES - 5.5%                     AMOUNT/SHARES           VALUE
-------------------------------------------------------------------------
FANNIE MAE - 0.7%
 5.00%, 03/15/2016                          $1,000,000     $  1,088,426
                                                           ------------
FEDERAL HOME LOAN BANK - 1.1%
 5.50%, 08/13/2014                             500,000          561,547
 4.875%, 05/17/2017                          1,000,000        1,070,965
                                                           ------------
                                                              1,632,512
                                                           ------------
FREDDIE MAC - 1.4%
 5.55%, 10/04/2016
   Callable 10/04/2011                       1,500,000        1,584,583
 5.125%, 11/17/2017                            500,000          545,255
                                                           ------------
                                                              2,129,838
                                                           ------------
U.S. TREASURY INFLATION INDEXED BONDS - 1.2%
 2.375%, 04/15/2011                            490,108          505,195
 3.375%, 01/15/2012                          1,217,460        1,303,633
                                                           ------------
                                                              1,808,828
                                                           ------------
U.S. TREASURY NOTES - 1.1%
 4.25%, 11/15/2014                             500,000          538,750
 4.25%, 08/15/2015                             500,000          535,313
 4.50%, 02/15/2016                             500,000          539,493
                                                           ------------
                                                              1,613,556
                                                           ------------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
 (Cost $7,824,603)                                            8,273,160
                                                           ------------

-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.2%
-------------------------------------------------------------------------
CORPORATE BONDS - 2.1%
 The Home Depot, Inc.
   4.625%, 08/15/2010                        3,040,000        3,112,543
                                                           ------------
MONEY MARKET FUNDS - 2.1%
 Federated Government Obligations Fund -
   Institutional Shares, 0.06% (c)           3,111,480        3,111,480
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $6,222,007)                                            6,224,023
                                                           ------------
TOTAL INVESTMENTS - 98.5%
 (Cost $140,693,827)                                        146,927,309
 Other Assets in Excess of Liabilities - 1.5%                 2,290,931
                                                           ------------
 TOTAL NET ASSETS - 100.0%                                 $149,218,240
                                                           ============


(a)  Restricted security, purchased in Rule 144A private offering. Resale to the
     public  may  require   registration   or  may  extend  only  to   qualified
     institutional buyers.

(b)  U.S. Dollar-denominated foreign security.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.


   The accompanying notes are an integral part of these financial statements.

                            LKCM INTERNATIONAL FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

--------------------------------------------------------------------------
COMMON STOCKS - 96.0%                               SHARES     VALUE (US$)
--------------------------------------------------------------------------
AUSTRALIA - 5.6%
--------------------------------------------------------------------------
AIRLINES - 0.3%
 Qantas Airways Limited                             54,531 $      145,494
                                                           ---------------
CHEMICALS - 0.2%
 Incitec Pivot Limited                              25,774         81,526
                                                           ---------------
COMMERCIAL BANKS - 1.8%
 Australia and New Zealand Banking Group Limited    11,631        237,021
 Commonwealth Bank of Australia                      4,564        222,823
 Suncorp-Metway Limited                             11,859         91,812
 Westpac Banking Corporation                         9,248        208,900
                                                           ---------------
                                                                  760,556
                                                           ---------------
CONSTRUCTION & ENGINEERING - 0.2%
 Leighton Holdings Limited                           2,024         68,610
                                                           ---------------
CONTAINERS & PACKAGING - 0.4%
 Amcor Limited                                      32,715        182,135
                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES - 0.0%
 Challenger Financial Services Group Limited         5,515         20,758
                                                           ---------------
DIVERSIFIED OPERATIONS - 0.8%
 BHP Billiton Limited                                8,848        338,583
                                                           ---------------
INSURANCE - 0.4%
 Insurance Australia Group Limited                  32,572        116,988
 QBE Insurance Group Limited                         2,571         58,671
                                                           ---------------
                                                                  175,659
                                                           ---------------
MEDIA - 0.2%
 News Corporation - Class B                          5,934         94,490
                                                           ---------------
METALS & MINING - 0.3%
 Rio Tinto Limited                                   1,854        123,763
                                                           ---------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.2%
 Oil Search Limited                                 13,957         76,523
                                                           ---------------
REAL ESTATE - 0.3%
 Westfield Group                                    11,992        134,213
                                                           ---------------
ROAD & RAIL - 0.5%
 Asciano Group (a)                                  57,652         93,334
 Toll Holdings Limited                              14,612        114,104
                                                           ---------------
                                                                  207,438
                                                           ---------------
 TOTAL AUSTRALIA                                                2,409,748
                                                           ---------------

--------------------------------------------------------------------------
DENMARK - 0.9%
--------------------------------------------------------------------------
BEVERAGES - 0.9%
 Carlsberg A/S - B Shares                            5,432        399,875
                                                           ---------------
 TOTAL DENMARK                                                    399,875
                                                           ---------------
--------------------------------------------------------------------------
FRANCE - 10.9%
--------------------------------------------------------------------------
AUTOMOBILES - 1.1%
 Renault SA (a)                                      9,561        490,477
                                                           ---------------

--------------------------------------------------------------------------
COMMON STOCKS                                      SHARES      VALUE (US$)
--------------------------------------------------------------------------
COMMERCIAL BANKS - 3.6%
 BNP Paribas                                        11,027 $      874,639
 Societe Generale                                    9,798        680,764
                                                           ---------------
                                                                1,555,403
                                                           ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
 Alstom                                             12,800        895,178
                                                           ---------------
PHARMACEUTICALS - 2.2%
 Sanofi-Aventis                                     12,211        960,307
                                                           ---------------
ROAD & RAIL - 1.9%
 Groupe Eurotunnel SA (a)                           42,155        394,501
 Groupe Eurotunnel SA                               47,282        442,481
                                                           ---------------
                                                                  836,982
                                                           ---------------
 TOTAL FRANCE                                                   4,738,347
                                                           ---------------

--------------------------------------------------------------------------
GERMANY - 11.2%
--------------------------------------------------------------------------
AUTOMOBILES - 2.2%
 Daimler AG                                         17,539        934,190
                                                           ---------------
CHEMICALS - 4.7%
 BASF SE                                            16,468      1,019,215
 Bayer AG                                           12,716      1,017,579
                                                           ---------------
                                                                2,036,794
                                                           ---------------
CONSTRUCTION MATERIALS - 1.5%
 HeidelbergCement AG                                 9,142        632,460
                                                           ---------------
ELECTRIC UTILITIES - 1.5%
 E.ON AG                                            15,950        669,486
                                                           ---------------
INSURANCE - 1.1%
 Allianz SE                                          3,855        477,865
                                                           ---------------
TEXTILES, APPAREL & LUXURY GOODS - 0.2%
 Adidas AG                                           1,635         88,560
                                                           ---------------
 TOTAL GERMANY                                                  4,839,355
                                                           ---------------

--------------------------------------------------------------------------
HONG KONG - 1.3%
--------------------------------------------------------------------------
COMMERCIAL BANKS - 0.2%
 BOC Hong Kong (Holdings) Limited                   39,000         87,620
                                                           ---------------
DIVERSIFIED OPERATIONS - 0.2%
 Wharf (Holdings) Limited                           15,000         86,085
                                                           ---------------
ELECTRIC UTILITIES - 0.1%
 Hongkong Electric Holdings Limited                  6,000         32,683
                                                           ---------------
REAL ESTATE - 0.6%
 Cheung Kong (Holdings) Limited                      7,000         89,951
 Hang Lung Properties Limited                       18,000         70,567
 Sun Hung Kai Properties Limited                     7,000        104,084
                                                           ---------------
                                                                  264,602
                                                           ---------------


   The accompanying notes are an integral part of these financial statements.

                            LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

---------------------------------------------------------------------------
COMMON STOCKS                                        SHARES     VALUE (US$)
---------------------------------------------------------------------------
HONG KONG, CONTINUED
---------------------------------------------------------------------------
SPECIALTY RETAIL - 0.2%
 Esprit Holdings Limited                             14,346 $       95,180
                                                            ---------------
 TOTAL HONG KONG                                                   566,170
                                                            ===============

---------------------------------------------------------------------------
IRELAND - 1.3%
---------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 1.3%
 CRH plc                                             20,676        562,168
                                                            ---------------
 TOTAL IRELAND                                                     562,168
                                                            ===============

---------------------------------------------------------------------------
JAPAN - 24.6%
---------------------------------------------------------------------------
AIRLINES - 0.1%
 All Nippon Airways Co., Ltd.                        22,000         59,715
                                                            ---------------
AUTO COMPONENTS - 1.5%
 AISIN SEIKI CO., LTD.                                6,900        199,348
 BRIDGESTONE CORPORATION                             25,000        440,995
                                                            ---------------
                                                                   640,343
                                                            ---------------
AUTOMOBILES - 2.7%
 NISSAN MOTOR CO., LTD. (a)                          52,500        461,366
 Toyota Motor Corporation                            16,800        708,304
                                                            ---------------
                                                                 1,169,670
                                                            ---------------
BUILDING PRODUCTS - 0.5%
 Asahi Glass Company, Limited                        23,000        218,778
                                                            ---------------
CHEMICALS - 0.2%
 Tokuyama Corporation                                17,000         95,056
                                                            ---------------
COMMERCIAL BANKS - 1.7%
 Chuo Mitsui Trust Holdings, Inc.                    27,000         90,954
 Mitsubishi UFJ Financial Group, Inc.                96,300        474,353
 Sumitomo Mitsui Financial Group, Inc.                5,918        169,819
                                                            ---------------
                                                                   735,126
                                                            ---------------
COMMERCIAL SERVICES & SUPPLIES - 0.5%
 FUJIFILM Holdings Corporation                        6,700        202,344
                                                            ---------------
CONSTRUCTION & ENGINEERING - 0.3%
 TAISEI CORPORATION                                  67,000        114,958
                                                            ---------------
DISTRIBUTORS - 1.4%
 Mitsubishi Corporation                              20,200        503,154
 MITSUI & CO., LTD.                                   9,000        127,675
                                                            ---------------
                                                                   630,829
                                                            ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
 NIPPON TELEGRAPH AND TELEPHONE
   CORPORATION (NTT)                                  7,946        313,891
                                                            ---------------

---------------------------------------------------------------------------
COMMON STOCKS                                       SHARES      VALUE (US$)
---------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.2%
 Hitachi, Ltd. (a)                                  105,000 $      322,783
 MURATA MANUFACTURING COMPANY, LTD.                   5,200        259,518
 NIDEC CORPORATION                                    2,400        221,815
 NIKON CORPORATION                                   22,300        440,347
 OMRON Corporation                                   24,300        437,031
 Panasonic Corporation                               14,000        201,550
 Sharp Corporation                                   15,000        189,424
 Sony Corporation                                     6,900        200,595
                                                            ---------------
                                                                 2,273,063
                                                            ---------------
FINANCIAL SERVICES - 0.2%
 ORIX Corporation                                     1,180         80,339
                                                            ---------------
HOUSEHOLD DURABLES - 0.6%
 Makita Corporation                                   8,000        274,785
                                                            ---------------
INSURANCE - 0.3%
 T & D Holdings, Inc.                                 6,200        127,505
                                                            ---------------
INTERNET SOFTWARE & SERVICES - 0.4%
 Yahoo Japan Corporation                                531        159,655
                                                            ---------------
INVESTMENT BANK & BROKERAGE - 0.6%
 Nomura Holdings, Inc.                               33,233        247,143
                                                            ---------------
MACHINERY - 2.7%
 CKD Corporation                                      6,200         47,185
 FUJI ELECTRIC HOLDINGS CO., LTD. (a)                83,000        143,541
 THE JAPAN STEEL WORKS, LTD.                         24,000        306,026
 KOMATSU LTD.                                         8,700        182,127
 Nabtesco Corporation                                 9,000        103,106
 SUMITOMO HEAVY INDUSTRIES, LTD. (a)                 80,000        405,012
                                                            ---------------
                                                                 1,186,997
                                                            ---------------
MARINE - 0.4%
 Nippon Yusen Kabushiki Kaisha                       54,000        166,311
                                                            ---------------
MEDIA - 0.3%
 Jupiter Telecommunications Co., Ltd.                   132        130,617
                                                            ---------------
METALS & MINING - 0.8%
 JFE Holdings, Inc.                                   9,100        359,713
                                                            ---------------
OFFICE ELECTRONICS - 0.9%
 CANON INC.                                           9,100        387,100
                                                            ---------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 0.3%
 INPEX CORPORATION                                       18        136,100
                                                            ---------------
PHARMACEUTICALS - 0.2%
 Nippon Shinyaku Co., Ltd.                            6,000         67,089
                                                            ---------------
REAL ESTATE - 0.8%
 Mitsubishi Estate Company Ltd.                      11,000        175,625
 NTT URBAN DEVELOPMENT CORPORATION                      137         91,452
 Tokyo Tatemono Co., Ltd.                            20,000         76,935
                                                            ---------------
                                                                   344,012
                                                            ---------------

   The accompanying notes are an integral part of these financial statements.

                            LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

--------------------------------------------------------------------------
COMMON STOCKS                                       SHARES     VALUE (US$)
--------------------------------------------------------------------------
JAPAN, CONTINUED
--------------------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.9%
 Elpida Memory, Inc. (a)                            12,300 $      200,465
 SHINKO ELECTRIC INDUSTRIES CO., LTD.               12,600        183,414
                                                           ---------------
                                                                  383,879
                                                           ---------------
SPECIALTY RETAIL - 0.4%
 YAMADA DENKI CO., LTD.                              2,510        169,329
                                                           ---------------
 TOTAL JAPAN                                                   10,674,347
                                                           ---------------

--------------------------------------------------------------------------
NETHERLANDS - 6.7%
--------------------------------------------------------------------------
BEVERAGES - 0.9%
 Heineken N.V.                                       8,575        407,085
                                                           ---------------
DIVERSIFIED FINANCIAL SERVICES - 1.2%
 ING Groep N.V. (a)                                 52,932        509,755
                                                           ---------------
INSURANCE - 0.8%
 AEGON N.V. (a)                                     52,303        334,927
                                                           ---------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 2.9%
 Royal Dutch Shell plc - A Shares                   41,237      1,242,552
                                                           ---------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 0.9%
 ASML Holding N.V.                                  11,954        408,131
                                                           ---------------
 TOTAL NETHERLANDS                                              2,902,450
                                                           ---------------

--------------------------------------------------------------------------
NORWAY - 1.7%
--------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 1.7%
 StatoilHydro ASA                                   29,652        739,510
                                                           ---------------
 TOTAL NORWAY                                                     739,510
                                                           ---------------

--------------------------------------------------------------------------
SINGAPORE - 1.1%
--------------------------------------------------------------------------
COMMERCIAL BANKS - 0.4%
 United Overseas Bank Limited                       13,000        180,957
                                                           ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
 Venture Corporation Limited                         8,000         50,186
                                                           ---------------
INDUSTRIAL CONGLOMERATES - 0.1%
 SembCorp Industries Limited                        15,000         39,196
                                                           ---------------
MACHINERY - 0.2%
 SembCorp Marine Limited                            39,000        101,757
                                                           ---------------
REAL ESTATE - 0.3%
 Capitaland Limited                                 37,500        111,246
                                                           ---------------
 TOTAL SINGAPORE                                                  483,342
                                                           ---------------
--------------------------------------------------------------------------
COMMON STOCKS                                       SHARES      VALUE (US$)
--------------------------------------------------------------------------
SOUTH KOREA - 0.1%
--------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.1%
 NHN Corp. (a)                                         368 $       60,822
                                                           ---------------
 TOTAL SOUTH KOREA                                                 60,822
                                                           ---------------

--------------------------------------------------------------------------
SPAIN - 2.0%
--------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
 Telefonica S.A.                                    30,585        856,044
                                                           ---------------
 TOTAL SPAIN                                                      856,044
                                                           ---------------

--------------------------------------------------------------------------
SWEDEN - 2.7%
--------------------------------------------------------------------------
AUTOMOBILES - 1.4%
 Volvo AB - B Shares                                71,800        615,831
                                                           ---------------
MACHINERY - 1.3%
 Sandvik AB                                         47,179        568,126
                                                           ---------------
 TOTAL SWEDEN                                                   1,183,957
                                                           ---------------

--------------------------------------------------------------------------
SWITZERLAND - 2.1%
--------------------------------------------------------------------------
CAPITAL MARKETS - 2.1%
 Credit Suisse Group AG                             18,250        904,130
                                                           ---------------
 TOTAL SWITZERLAND                                                904,130
                                                           ---------------

--------------------------------------------------------------------------
UNITED ARAB EMIRATES - 0.1%
--------------------------------------------------------------------------
MARINE - 0.1%
 DP World Ltd. (a)                                  65,535         27,861
                                                           ---------------
 TOTAL UNITED ARAB EMIRATES                                        27,861
                                                           ---------------

--------------------------------------------------------------------------
UNITED KINGDOM - 23.7%
--------------------------------------------------------------------------
BEVERAGES - 1.2%
 Diageo plc                                         29,506        514,764
                                                           ---------------
COMMERCIAL BANKS - 4.7%
 Barclays plc                                      147,236        648,788
 Lloyds Banking Group plc (a)                    1,109,789        892,911
 Royal Bank of Scotland Group plc (a)            1,069,052        496,264
                                                           ---------------
                                                                2,037,963
                                                           ---------------
DIVERSIFIED OPERATIONS - 1.6%
 Rolls-Royce Group plc (a)                       4,565,160          7,374
 Rolls-Royce Group plc (a)                          88,046        685,650
                                                           ---------------
                                                                  693,024
                                                           ---------------
FOOD & STAPLES RETAILING - 1.9%
 Tesco plc                                         120,209        829,295
                                                           ---------------
HOTELS, RESTAURANTS & LEISURE - 0.8%
 Carnival plc (a)                                   10,365        353,116
                                                           ---------------
HOUSEHOLD PRODUCTS - 1.8%
 Unilever plc                                       24,866        797,087
                                                           ---------------


   The accompanying notes are an integral part of these financial statements.

                            LKCM INTERNATIONAL FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

---------------------------------------------------------------------------
COMMON STOCKS                                       SHARES      VALUE (US$)
---------------------------------------------------------------------------
UNITED KINGDOM, CONTINUED
---------------------------------------------------------------------------
METALS & MINING - 6.5%
 Fresnillo plc                                       20,905 $      265,534
 Petra Diamonds Limited (a)                         172,636        168,972
 Rio Tinto plc                                       19,574      1,056,931
 Xstrata plc                                         74,030      1,320,402
                                                            ---------------
                                                                 2,811,839
                                                            ---------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 1.5%
 Tullow Oil plc                                      31,507        661,029
                                                            ---------------
PHARMACEUTICALS - 2.2%
 AstraZeneca plc                                     20,355        956,627
                                                            ---------------
TOBACCO - 1.5%
 Imperial Tobacco Group plc                          20,389        643,218
                                                            ---------------
 TOTAL UNITED KINGDOM                                           10,297,962
                                                            ---------------
TOTAL COMMON STOCKS
 (Cost $39,388,542)                                             41,646,088
                                                            ---------------

---------------------------------------------------------------------------
PREFERRED STOCKS - 3.0%                             SHARES      VALUE (US$)
---------------------------------------------------------------------------
GERMANY - 3.0%
---------------------------------------------------------------------------
AUTOMOBILES - 3.0%
 Porsche AG                                         10,608     $   663,363
 Volkswagen AG                                       6,627         625,105
                                                               ------------
TOTAL PREFERRED STOCKS
 (Cost $1,605,647)                                               1,288,468
                                                               ------------
TOTAL INVESTMENTS - 99.0%
 (Cost $40,994,189)                                             42,934,556
 Other Assets in Excess of Liabilities - 1.0%                      437,583
                                                               ------------
 TOTAL NET ASSETS - 100.0%                                     $43,372,139
                                                               ============
 (a) Non-income producing security.

FORWARD CURRENCY EXCHANGE CONTRACTS
At December 31, 2009, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver and receive specified amounts of currencies at a specified future date. The contracts combined had net unrealized appreciation of $90,543 as of December 31, 2009. The terms of the open contracts are as follows:

SETTLEMENT     CURRENCY TO   U.S. $ VALUE AT    CURRENCY TO   U.S. $ VALUE AT
DATE           BE DELIVERED DECEMBER 31, 2009   BE RECEIVED  DECEMBER 31, 2009  ASSET   LIABILITY
-------------------------------------------------------------------------------------------------
1/13/10       800,000  EURO   $1,146,830      1,302,148 AUD    $1,168,107      $ 32,167  $10,890
1/13/10       190,000  EURO      272,372       171,222  GBP       276,537        4,601       436
1/13/10       578,395  GBP       934,155       640,000  EURO      917,464        3,078    19,769
1/13/10     3,397,520  NK        586,469       400,000  EURO      573,415        1,653    14,708
1/13/10    147,944,560 JPY     1,588,605      1,130,000 EURO    1,619,897       55,192    23,899
1/13/10       130,000  EURO      186,360      1,099,306 NK        189,759        3,993       594
1/13/10     1,650,000  EURO    2,365,336      2,493,629 SF      2,410,748       62,616    17,204
1/13/10     1,153,031  SK        161,171       110,000  EURO      157,689          563     4,045
1/28/10    117,218,384 JPY     1,258,775      1,277,000 USD     1,277,000       18,225        --
                            ------------                     ------------  ----------- ---------
                              $8,500,073                       $8,590,616    $182,088    $91,545
                            ============                     ============  =========== =========

AUD  Australian Dollar
EURO Euro
JPY  Japanese Yen
NK   Norwegian Kroner
GBP  British Pound
SF   Swiss Franc
SK   Swedish Krona
USD  U.S. Dollar

   The accompanying notes are an integral part of these financial statements.


                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                               LKCM                           LKCM          LKCM           LKCM
                                                             SMALL CAP        LKCM          BALANCED    FIXED INCOME   INTERNATIONAL
                                                            EQUITY FUND    EQUITY FUND        FUND          FUND           FUND
ASSETS:
Investments, at value *                                    $565,635,203   $49,118,944    $13,427,114    $146,927,309   $42,934,556
Foreign currency **                                                  --            --             --              --       507,864
Cash                                                                 --         2,448             --              --            --
Dividends and interest receivable                               271,160        44,459         67,910       2,069,512       139,653
Unrealized gain on open forward foreign currency contracts           --            --             --              --       182,088
Receivable for investments sold                                      --            --             --              --       155,296
Receivable for fund shares sold                                 521,003        64,960             --         419,900        84,960
Other assets                                                     37,912        10,067          3,623          12,038         6,734
                                                         --------------  ------------  -------------  --------------  --------------
 Total assets                                               566,465,278    49,240,878     13,498,647     149,428,759    44,011,151
                                                         --------------  ------------  -------------  --------------  --------------
LIABILITIES:
Unrealized loss on open forward foreign currency contracts           --            --             --              --        91,545
Foreign currency payable                                             --            --             --              --           433
Payable for investment advisory fees                          1,082,959        51,995          5,064         142,199        47,665
Payable to custodian                                             10,236           904            889             579       459,714
Payable for fund shares redeemed                                222,091            --             --              --         2,532
Distribution expense payable                                     21,856            --             --              --            --
Accrued expenses and other liabilities                          236,973        31,149         16,364          67,741        37,123
                                                         --------------  ------------  -------------  --------------  --------------
 Total liabilities                                            1,574,115        84,048         22,317         210,519       639,012
                                                         --------------  ------------  -------------  --------------  --------------
NET ASSETS                                                 $564,891,163   $49,156,830    $13,476,330    $149,218,240   $43,372,139
                                                         ==============  ============  =============  ==============  ==============
Net assets consist of:
Paid in capital                                            $620,337,437   $41,919,808    $11,988,101    $142,897,547   $82,363,432
Undistributed net investment income                                  --         3,115          2,160              --       366,733
Accumulated net realized gain (loss) on
 investments and foreign currency transactions             (133,563,489)   (1,349,608)      (716,740)         87,211   (41,397,242)
Net unrealized appreciation on:
 Investments                                                 78,117,215     8,583,515      2,202,809       6,233,482     1,940,367
 Other assets and liabilities denominated in foreign currency        --            --             --              --        98,849
                                                         --------------  ------------  -------------  --------------  --------------
NET ASSETS                                                 $564,891,163   $49,156,830    $13,476,330    $149,218,240   $43,372,139
                                                         ==============  ============  =============  ==============  ==============
INSTITUTIONAL CLASS***

Net assets                                                 $529,165,634   $49,156,830    $13,476,330    $149,218,240   $43,372,139
Shares of beneficial interest outstanding
 (unlimited shares of no par value authorized)               32,739,221     3,776,180      1,029,554      13,757,829     5,756,108
Net asset value per share
 (offering and redemption price)                           $      16.16   $     13.02    $     13.09    $      10.85   $      7.53
                                                         ==============  ============  =============  ==============  ==============
ADVISER CLASS
  Net assets                                               $ 35,725,529
  Shares of beneficial interest outstanding
   (unlimited shares of no par value authorized)              2,256,393
  Net asset value per share
   (offering and redemption price)                         $      15.83
                                                         ==============

*   Cost of Investments                                    $487,517,988   $40,535,429    $11,224,305    $140,693,827   $40,994,189
                                                         ==============  ============  =============  ==============  ==============
**  Cost of Foreign Currency                               $         --   $        --    $        --    $         --   $   506,414
                                                         ==============  ============  =============  ==============  ==============
*** Currently, only the Small Cap Equity and Equity Funds offer a second class.


   The accompanying notes are an integral part of these financial statements.


                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              LKCM                         LKCM            LKCM           LKCM
                                                            SMALL CAP        LKCM        BALANCED      FIXED INCOME   INTERNATIONAL
                                                           EQUITY FUND    EQUITY FUND      FUND            FUND            FUND
INVESTMENT INCOME:
Dividends *                                                $  3,016,988     $ 703,733    $   146,168    $     38,021  $    905,143
Interest                                                         36,139         3,216        155,623       6,201,577        75,451
                                                         --------------  ------------  -------------  --------------  --------------
 Total income                                                 3,053,127       706,949        301,791       6,239,598       980,594
                                                         --------------  ------------  -------------  --------------  --------------
EXPENSES:
Investment advisory fees                                      3,508,633       283,573         72,986         655,662       379,210
Distribution expense - Adviser Class (Note B)                    72,248            --             --              --            --
Administrative fees                                             404,899        45,510         20,325         107,216        46,775
Accounting and transfer agent fees and expenses                 243,954        60,606         40,585          86,622        96,938
Professional fees                                               153,811        16,517          7,208          46,826        16,295
Federal and state registration                                   70,237        27,748          7,700          17,374        16,414
Custody fees and expenses                                        59,307         5,316          4,684          19,855       148,787
Trustees' fees                                                   67,143         5,800          1,520          16,498         8,594
Reports to shareholders                                          50,509         2,950            730           9,222         2,753
Other                                                           113,043         9,669          2,715          32,456        10,350
                                                         --------------  ------------  -------------  --------------  --------------
 Total expenses                                               4,743,784       457,689        158,453         991,731       726,116
 Less, expense waiver and/or reimbursement (Note B)                  --      (133,605)       (68,624)       (139,371)     (271,064)
                                                         --------------  ------------  -------------  --------------  --------------
 Net expenses                                                 4,743,784       324,084         89,829         852,360       455,052
                                                         --------------  ------------  -------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                                 (1,690,657)      382,865        211,962       5,387,238       525,542
                                                         --------------  ------------  -------------  --------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
 Investments                                                (54,284,096)      125,457        (35,549)      1,432,482    (7,647,632)
 Foreign currency transactions                                       --            --             --              --      (101,563)
                                                         --------------  ------------  -------------  --------------  --------------
                                                            (54,284,096)      125,457        (35,549)      1,432,482    (7,749,195)
                                                         --------------  ------------  -------------  --------------  --------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 Investments                                                193,230,455     9,504,072      2,189,309       6,404,470    16,833,952
 Foreign currency transactions                                       --            --             --              --        (6,003)
                                                         --------------  ------------  -------------  --------------  --------------
                                                            193,230,455     9,504,072      2,189,309       6,404,470    16,827,949
                                                         --------------  ------------  -------------  --------------  --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS             138,946,359     9,629,529      2,153,760       7,836,952     9,078,754
                                                         --------------  ------------  -------------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $137,255,702  $ 10,012,394    $ 2,365,722    $ 13,224,190  $  9,604,296
                                                         ==============  ============  =============  ==============  ==============
* Net of foreign taxes withheld                            $     10,329  $      5,162    $     1,016    $         --  $     94,803
                                                         ==============  ============  =============  ==============  ==============

   The accompanying notes are an integral part of these financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                LKCM                          LKCM
                                                         SMALL CAP EQUITY FUND             EQUITY FUND

                                                      Year Ended     Year Ended     Year Ended     Year Ended
                                                     December 31,   December 31,   December 31,   December 31,
                                                        2009            2008           2009           2008
                                                    -------------  -------------  -------------  -------------
OPERATIONS:
Net investment income (loss)                        $  (1,690,657) $  (1,096,485) $     382,865  $     539,179
Net realized gain (loss) on investments               (54,284,096)   (70,815,545)       125,457     (1,474,556)
Net change in unrealized appreciation/depreciation
 on investments                                       193,230,455   (189,968,994)     9,504,072    (16,343,956)
                                                    -------------  -------------  -------------  -------------
   Net increase (decrease) in net assets
      resulting from operations                       137,255,702   (261,881,024)    10,012,394    (17,279,333)
                                                    -------------  -------------  -------------  -------------
DIVIDENDS AND DISTRIBUTIONS
 TO INSTITUTIONAL CLASS SHAREHOLDERS:
Net investment income                                          --             --       (380,347)      (548,026)
Net realized gain on investments                               --       (163,200)            --             --
                                                    -------------  -------------  -------------  -------------
                                                               --       (163,200)      (380,347)      (548,026)
                                                    -------------  -------------  -------------  -------------
DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS:
Net realized gain on investments                               --        (10,503)            --             --
                                                    -------------  -------------  -------------  -------------
NET INCREASE IN NET ASSETS FROM
 FUND SHARE TRANSACTIONS (NOTE C)                      17,487,630     36,562,552      2,848,036        760,908
                                                    -------------  -------------  -------------  -------------
Total increase (decrease) in net assets               154,743,332   (225,492,175)    12,480,083    (17,066,451)
NET ASSETS:
Beginning of period                                   410,147,831    635,640,006     36,676,747     53,743,198
                                                    -------------  -------------  -------------  -------------
End of period *                                     $ 564,891,163  $ 410,147,831  $  49,156,830  $  36,676,747
                                                    =============  =============  =============  =============
* Including undistributed net investment income of: $          --  $      55,625  $       3,115  $          --
                                                    =============  =============  =============  =============

   The accompanying notes are an integral part of these financial statements.


                       STATEMENTS OF CHANGES IN NET ASSETS
                                                               LKCM                           LKCM
                                                           BALANCED FUND                FIXED INCOME FUND

                                                    Year Ended     Year Ended       Year Ended     Year Ended
                                                    December 31,   December 31,    December 31,   December 31,
                                                       2009           2008             2009           2008
                                                    -------------  -------------  -------------  -------------
OPERATIONS:
Net investment income                               $     211,962  $     246,244  $   5,387,238  $   5,099,303
Net realized gain (loss) on investments                   (35,549)      (681,191)     1,432,482       (653,176)
Net change in unrealized appreciation/depreciation
 on investments                                         2,189,309     (2,099,361)     6,404,470       (915,260)
                                                    -------------  -------------  -------------  -------------
   Net increase (decrease) in net assets
      resulting from operations                         2,365,722     (2,534,308)    13,224,190      3,530,867
                                                    -------------  -------------  -------------  -------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
Net investment income                                    (210,329)      (262,866)    (5,397,151)    (5,133,732)
Net realized gain on investments                               --         (7,593)            --             --
                                                    -------------  -------------  -------------  -------------
                                                         (210,329)      (270,459)    (5,397,151)    (5,133,732)
                                                    -------------  -------------  -------------  -------------
NET INCREASE IN NET ASSETS FROM
 FROM FUND SHARE TRANSACTIONS (NOTE C)                  1,165,009        769,454     20,716,960      9,244,873
                                                    -------------  -------------  -------------  -------------
Total increase (decrease) in net assets                 3,320,402     (2,035,313)    28,543,999      7,642,008
NET ASSETS:
Beginning of period                                    10,155,928     12,191,241    120,674,241    113,032,233
                                                    -------------  -------------  -------------  -------------
End of period *                                     $  13,476,330  $  10,155,928  $ 149,218,240  $ 120,674,241
                                                    -------------  -------------  -------------  -------------
* Including undistributed net investment income of: $       2,160  $          --  $          --  $       4,826
                                                    -------------  -------------  -------------  -------------


                                                                                                  LKCM
                                                                                            INTERNATIONAL FUND

                                                                                       Year Ended     Year Ended
                                                                                       December 31,  December 31,
                                                                                          2009           2008
                                                                                      -------------  -------------
OPERATIONS:
Net investment income                                                                 $     525,542  $   1,365,246
Net realized loss on investments, futures contracts and foreign currency transactions    (7,749,195)   (31,742,954)
Net change in unrealized appreciation/depreciation                                       16,827,949    (25,306,055)
                                                                                      -------------  -------------
 Net increase (decrease) in net assets resulting from operations                          9,604,296    (55,683,763)
                                                                                      -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                    (2,454,865)      (614,095)
Net realized gain on investments                                                                 --     (1,375,053)
                                                                                      -------------  -------------
                                                                                         (2,454,865)    (1,989,148)
                                                                                      -------------  -------------
NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE C)                         (1,008,501)   (34,327,435)
                                                                                      -------------  -------------
Total increase (decrease) in net assets                                                   6,140,930    (92,000,346)
NET ASSETS:
Beginning of period                                                                      37,231,209    129,231,555
                                                                                      -------------  -------------
End of period *                                                                       $  43,372,139  $  37,231,209
                                                                                      -------------  -------------
* Including undistributed net investment income of:                                   $     366,733  $   2,362,880
                                                                                      -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
--------------------------------------------------------------------------------

                                                                       LKCM SMALL CAP EQUITY FUND -- INSTITUTIONAL CLASS

                                                                 Year          Year          Year          Year          Year
                                                                Ended         Ended         Ended          Ended         Ended
                                                              December 31,  December 31,  December 31,  December 31,  December 31,
                                                                 2009          2008          2007           2006          2005
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - BEGINNING OF PERIOD                        $       12.24 $       20.03 $       21.98 $       21.12 $       21.46
                                                             ------------- ------------- ------------- ------------- -------------
Net investment income (loss)(1)                                     (0.05)        (0.03)          0.01        (0.04)        (0.05)
Net realized and unrealized gain (loss) on investments                3.97        (7.75)        (0.17)          3.22          3.17
                                                             ------------- ------------- ------------- ------------- -------------
   Total from investment operations                                   3.92        (7.78)        (0.16)          3.18          3.12
                                                             ------------- ------------- ------------- ------------- -------------
Dividends from net investment income                                    --            --     (0.00)(2)            --            --
Distributions from net realized gains                                   --        (0.01)        (1.79)        (2.32)        (3.46)
                                                             ------------- ------------- ------------- ------------- -------------
   Total dividends and distributions                                    --        (0.01)        (1.79)        (2.32)        (3.46)
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - END OF PERIOD                              $       16.16 $       12.24 $       20.03 $       21.98 $       21.12
                                                             ============= ============= ============= ============= =============
TOTAL RETURN                                                        32.03%      (38.87)%       (0.76)%        14.98%        14.42%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $     529,166 $     385,223 $     595,175 $     608,417 $     370,988
Ratio of expenses to average net assets:                             1.00%         0.97%         0.94%         0.96%         0.99%
Ratio of net investment income (loss) to average net assets:       (0.35)%       (0.17)%         0.04%       (0.16)%       (0.23)%
Portfolio turnover rate(3)                                             59%           61%           60%           56%           56%

(1)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by the average shares outstanding throughout the period.

(2)  Less than $(0.005).

(3) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                                                                           LKCM SMALL CAP EQUITY FUND -- ADVISER CLASS
                                                                 Year          Year          Year          Year         Year
                                                                 Ended        Ended          Ended        Ended         Ended
                                                              December 31, December 31,   December 31,  December 31,  December 31,
                                                                 2009          2008          2007          2006          2005
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - BEGINNING OF PERIOD                        $       12.02 $       19.72 $       21.73 $       20.95 $       21.36
                                                             ------------- ------------- ------------- ------------- -------------
Net investment loss(1)                                              (0.08)        (0.07)        (0.05)        (0.09)        (0.11)
Net realized and unrealized gain (loss) on investments                3.89        (7.62)        (0.17)          3.19          3.16
                                                             ------------- ------------- ------------- ------------- -------------
   Total from investment operations                                   3.81        (7.69)        (0.22)          3.10          3.05
                                                             ------------- ------------- ------------- ------------- -------------
Distributions from net realized gains                                   --        (0.01)        (1.79)        (2.32)        (3.46)
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - END OF PERIOD                              $       15.83 $       12.02 $       19.72 $       21.73 $       20.95
                                                             ============= ============= ============= ============= =============
TOTAL RETURN                                                        31.70%      (39.02)%       (1.06)%        14.72%        14.16%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $      35,725 $      24,925 $      40,465 $      20,923 $       8,589
Ratio of expenses to average net assets:                             1.25%         1.22%         1.19%         1.21%         1.24%
Ratio of net investment loss to average net assets:                (0.60)%       (0.42)%       (0.21)%       (0.41)%       (0.48)%
Portfolio turnover rate(2)                                             59%           61%           60%           56%           56%

(1) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


   The accompanying notes are an integral part of these financial statements.


                                                       FINANCIAL HIGHLIGHTS
                              SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         LKCM EQUITY FUND
                                                                Year           Year          Year         Year          Year
                                                                Ended         Ended          Ended        Ended         Ended
                                                              December 31,  December 31,  December 31,  December 31,  December 31,
                                                                2009           2008           2007         2006          2005
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - BEGINNING OF PERIOD                        $       10.33 $       15.38 $       14.43 $       13.30 $       13.09
                                                             ------------- ------------- ------------- ------------- -------------
Net investment income                                                 0.10          0.16          0.16          0.14          0.11
Net realized and unrealized gain (loss) on investments                2.69        (5.05)          1.42          1.55          0.52
                                                             ------------- ------------- ------------- ------------- -------------
   Total from investment operations                                   2.79        (4.89)          1.58          1.69          0.63
                                                             ------------- ------------- ------------- ------------- -------------
Dividends from net investment income                                (0.10)        (0.16)        (0.16)        (0.14)        (0.12)
Distributions from net realized gains                                   --            --        (0.47)        (0.42)        (0.30)
                                                             ------------- ------------- ------------- ------------- -------------
   Total dividends and distributions                                (0.10)        (0.16)        (0.63)        (0.56)        (0.42)
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - END OF PERIOD                              $       13.02 $       10.33 $       15.38 $       14.43 $       13.30
                                                             ============= ============= ============= ============= =============
TOTAL RETURN                                                        27.01%      (31.80)%        10.96%        12.65%         4.80%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                             $ 49,157      $ 36,677 $      53,743 $      50,385 $      46,510
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement                        1.13%         1.06%         1.01%         1.06%         1.10%
   After expense waiver and/or reimbursement                         0.80%         0.80%         0.80%         0.80%         0.80%
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement                        0.62%         0.85%         0.82%         0.71%         0.60%
   After expense waiver and/or reimbursement                         0.95%         1.11%         1.03%         0.97%         0.90%
Portfolio turnover rate                                                26%           31%           26%           24%           21%


                                                                                     LKCM BALANCED FUND
                                                                 Year          Year         Year           Year          Year
                                                                 Ended         Ended        Ended          Ended        Ended
                                                              December 31,  December 31, December 31,   December 31,  December 31,
                                                                  2009         2008          2007            2006         2005
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - BEGINNING OF PERIOD                        $       10.85 $       13.84 $       13.36 $       12.42 $       11.85
                                                             ------------- ------------- ------------- ------------- -------------
Net investment income                                                 0.22          0.26          0.28          0.25          0.21
Net realized and unrealized gain (loss) on investments                2.24        (2.96)          0.82          1.13          0.48
                                                             ------------- ------------- ------------- ------------- -------------
   Total from investment operations                                   2.46        (2.70)          1.10          1.38          0.69
                                                             ------------- ------------- ------------- ------------- -------------
Dividends from net investment income                                (0.22)        (0.28)        (0.28)        (0.26)        (0.12)
Distributions from net realized gains                                   --        (0.01)        (0.34)        (0.18)           --
                                                             ------------- ------------- ------------- ------------- -------------
   Total dividends and distributions                                (0.22)        (0.29)        (0.62)        (0.44)        (0.12)
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - END OF PERIOD                              $       13.09 $       10.85 $       13.84 $       13.36 $       12.42
                                                             ============= ============= ============= ============= =============
TOTAL RETURN                                                        22.90%      (19.70)%         8.25%        11.22%         5.87%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $      13,476 $      10,156 $      12,191 $       9,922 $       9,232
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement                        1.41%         1.38%         1.35%         1.45%         1.47%
   After expense waiver and/or reimbursement                         0.80%         0.80%         0.80%         0.80%         0.80%
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement                        1.28%         1.51%         1.51%         1.30%         1.03%
   After expense waiver and/or reimbursement                         1.89%         2.09%         2.06%         1.95%         1.70%
Portfolio turnover rate                                                22%           38%           27%           12%           24%

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
--------------------------------------------------------------------------------

                                                                                     LKCM FIXED INCOME FUND

                                                                 Year          Year          Year          Year         Year
                                                                 Ended         Ended        Ended         Ended         Ended
                                                              December 31,  December 31,  December 31,  December 31,  December 31,
                                                                 2009          2008          2007          2006         2005
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - BEGINNING OF PERIOD                        $       10.20 $       10.33 $       10.19 $       10.24 $       10.42
                                                             ------------- ------------- ------------- ------------- -------------
Net investment income                                                 0.43          0.43          0.46          0.44          0.36
Net realized and unrealized gain (loss) on investments                0.65        (0.13)          0.14        (0.05)        (0.18)
                                                             ------------- ------------- ------------- ------------- -------------
   Total from investment operations                                   1.08          0.30          0.60          0.39          0.18
                                                             ------------- ------------- ------------- ------------- -------------
Dividends from net investment income                                (0.43)        (0.43)        (0.46)        (0.44)        (0.36)
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - END OF PERIOD                              $       10.85 $       10.20 $       10.33 $       10.19 $       10.24
                                                             ============= ============= ============= ============= =============
TOTAL RETURN                                                        10.77%         2.99%         5.96%         3.96%         1.79%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $     149,218 $     120,674 $     113,032 $     106,082 $     115,599
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement                        0.76%         0.73%         0.72%         0.74%         0.76%
   After expense waiver and/or reimbursement                         0.65%         0.65%         0.65%         0.65%         0.65%
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement                        4.00%         4.15%         4.39%         4.14%         3.56%
   After expense waiver and/or reimbursement                         4.11%         4.23%         4.46%         4.23%         3.67%
Portfolio turnover rate                                                30%           23%           31%           30%           40%

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
--------------------------------------------------------------------------------

                                                                                    LKCM INTERNATIONAL FUND

                                                                  Year          Year         Year          Year          Year
                                                                 Ended         Ended        Ended         Ended         Ended
                                                              December 31,  December 31,  December 31,  December 31,  December 31,
                                                                  2009          2008         2007           2006          2005
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - BEGINNING OF PERIOD                        $        6.16 $       12.41 $       13.49 $       11.10 $        9.40
                                                             ------------- ------------- ------------- ------------- -------------
Net investment income                                              0.09(1)       0.15(1)       0.14(2)       0.10(1)       0.02(1)
Net realized and unrealized gain (loss) on investments                1.73        (6.05)          1.93          2.95          1.91
                                                             ------------- ------------- ------------- ------------- -------------
   Total from investment operations                                   1.82        (5.90)          2.07          3.05          1.93
                                                             ------------- ------------- ------------- ------------- -------------
Dividends from net investment income                                (0.45)        (0.11)        (0.26)        (0.16)        (0.23)
Distributions from net realized gains                                   --        (0.24)        (2.89)        (0.50)           --
                                                             ------------- ------------- ------------- ------------- -------------
   Total dividends and distributions                                (0.45)        (0.35)        (3.15)        (0.66)        (0.23)
                                                             ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE - END OF PERIOD                              $        7.53 $        6.16 $       12.41 $       13.49 $       11.10
                                                             ============= ============= ============= ============= =============
TOTAL RETURN                                                        29.51%      (47.55)%        15.20%        27.51%        20.49%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $      43,372 $      37,231 $     129,232 $     136,295 $      81,900
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement                        1.91%         1.42%         1.31%         1.34%         1.99%
   After expense waiver and/or reimbursement                         1.20%         1.20%         1.20%         1.20%         1.20%
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement                        0.67%         1.29%         0.61%         0.62%       (0.57)%
   After expense waiver and/or reimbursement                         1.38%         1.51%         0.72%         0.76%         0.22%
Portfolio turnover rate                                               179%          181%          153%          141%        56%(3)

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On August 29, 2005, the Fund began investing directly in foreign securities again instead of investing all of its investable assets into the TT EAFE Portfolio. Portfolio turnover rate is provided for the period August 29, 2005 through December 31, 2005.


   The accompanying notes are an integral part of these financial statements.

LKCM FUNDS

NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The Small Cap Equity Fund and the Equity Fund issued a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The Small Cap Equity Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Equity Fund Adviser Class Shares have not yet commenced sales. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the initial time of investment between $400 million and $2.5 billion) which Luther King Capital Management Corporation (the "Adviser") believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and long-term capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of the bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities. The International Fund currently uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Trustees. At December 31, 2009, the securities in the International Fund were adjusted using factors provided by the fair value vendor.

     Trading in securities on most foreign exchanges is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price, unless events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated. If such events occur, foreign securities will be valued at fair value in accordance with procedures adopted by the Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.


Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Funds' investments as of December 31, 2009:


LKCM SMALL CAP FUND


DESCRIPTION                   LEVEL 1      LEVEL 2     LEVEL 3          TOTAL
-----------------------------------------------------------------------------
Common Stocks          $  551,896,148         $ --       $ --    $551,896,148
Money Market Funds         13,739,055           --         --      13,739,055
                       ------------------------------------------------------
Total Investments**    $  565,635,203         $ --       $ --    $565,635,203
                       ======================================================


LKCM EQUITY FUND


DESCRIPTION                   LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
-----------------------------------------------------------------------------
Common Stocks           $  46,258,193          $ --     $ --     $ 46,258,193
Money Market Funds          2,860,751            --       --        2,860,751
                       ------------------------------------------------------
Total Investments**     $  49,118,944          $ --     $ --     $ 49,118,944
                       ======================================================


LKCM BALANCED FUND


DESCRIPTION                   LEVEL 1        LEVEL 2   LEVEL 3          TOTAL
-----------------------------------------------------------------------------
Common Stocks           $   9,434,915     $       --      $ --    $ 9,434,915
Corporate Bonds                    --      3,611,004        --      3,611,004
U.S. Government &
  Agency Issues                    --        107,690        --        107,690
Money Market Funds            273,505             --        --        273,505
                       ------------------------------------------------------
Total Investments**     $   9,708,420     $3,718,694      $ --    $13,427,114
                       ======================================================


LKCM FIXED INCOME FUND


DESCRIPTION                  LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-----------------------------------------------------------------------------
Preferred Stocks         $  877,200    $         --     $ --     $    877,200
Corporate Bonds                  --     134,665,469       --      134,665,469
U.S. Government &
  Agency Issues                  --       8,273,160       --        8,273,160
Money Market Funds        3,111,480              --       --        3,111,480
                       ------------------------------------------------------
Total Investments**      $3,988,680   $ 142,938,629     $ --     $146,927,309
                       ======================================================

LKCM INTERNATIONAL FUND                                                 OTHER
                                                                     FINANCIAL
                                                                  INSTRUMENTS*
DESCRIPTION             LEVEL 1   LEVEL 2     LEVEL 3     TOTAL        LEVEL 2
------------------------------------------------------------------------------
Common Stocks             $ --  $41,646,088    $ --  $41,646,088     $     --
Preferred Stocks            --    1,288,468      --    1,288,468           --
Forward Currency
  Exchange Contracts        --           --      --           --       90,543
                        ------------------------------------------------------
Total Investments**       $ --  $42,934,556    $ --  $42,934,556      $90,543
                        ======================================================


* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

**   Additional   information   regarding  the  industry   and/or   geographical
     classifications of these investments is disclosed in the Schedule of Investments.


In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Other than the International Fund, the standard does not have any impact on the Funds' financial disclosures because those Funds have not maintained any positions in derivative instruments or engaged in hedging activities. Additional information regarding derivative instruments and hedging activities of the International Fund is disclosed in the Schedule of Investments. Refer to Note A.6 to understand how and why the International Fund uses derivatives.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through February 25, 2010, the date the financial statements were available to be issued.

2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes are recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end. At December 31, 2009, substantially all of the LKCM International Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Fund's exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market".

When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of changes in currency exchange rates. As of December 31, 2009, the International Fund had outstanding forward foreign currency contracts as shown on the Schedule of Investments.

7. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between the Fund's classes in proportion to their respective net assets.

8. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

10. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. Accordingly, at December 31, 2009, reclassifications were recorded as follows.

                                LKCM           LKCM           LKCM          LKCM          LKCM
                              SMALL CAP       EQUITY        BALANCED        FIXED     INTERNATIONAL
                             EQUITY FUND       FUND           FUND       INCOME FUND      FUND
                             ----------------------------------------------------------------------
Undistributed net investment
  income (loss)              $  1,635,032     $ 597          $ 527        $ 5,087     $ (66,824)
Accumulated gain (loss)           330,063        --             --         (5,087)       66,824
Paid in capital                (1,965,095)     (597)          (527)            --            --

11. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser") serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has entered into a Subadvisory Agreement with TT International (the "Sub-Adviser") for the LKCM International Fund. Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at the annual rate below as applied to the LKCM International Fund's average daily net assets. The Adviser has contractually agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2009, the Adviser and/or Sub-Adviser waived the following expenses:


                          LKCM              LKCM     LKCM        LKCM         LKCM
                         SMALL CAP          EQUITY  BALANCED     FIXED     INTERNATIONAL
                        EQUITY FUND          FUND    FUND     INCOME FUND       FUND
                        --------------------------------------------------------------
Annual Advisory Rate       0.75%              0.70%    0.65%      0.50%       1.00%(1)(2)
Annual Cap on Expenses     1.00% (Inst.)      0.80%    0.80%      0.65%       1.20%
                           1.25% (Adviser)
Expenses Waived in 2009     --             $133,605  $68,624    $139,371    $271,064

(1) The Adviser is entitled to receive a fee, calculated daily and payable quarterly, at the annual rate of 1.00% of the Fund's average daily net assets.

(2) Pursuant to its Subadvisory Agreement with the Adviser, the Sub-Adviser is entitled to receive a fee from the Adviser, calculated daily and payable quarterly, at an annual rate of 0.50%, net of fee waivers.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Trust.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The Small Cap Equity Fund and the Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets. For the year ended December 31, 2009, fees accrued by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $72,248.

C. FUND SHARES: At December 31, 2009, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

SMALL CAP EQUITY FUND
                                        YEAR ENDED                  YEAR ENDED
                                    DECEMBER 31, 2009           DECEMBER 31, 2008
                                 ------------------------    ------------------------
                                     INSTITUTIONAL CLASS         INSTITUTIONAL CLASS
                                   SHARES         AMOUNT       SHARES         AMOUNT
                                 -----------  -----------    -----------  -----------
Shares sold                        7,874,772 $103,585,277      9,538,637 $157,658,974
Shares issued to shareholders in
  reinvestment of distributions           --           --         11,733      139,109
Shares redeemed                   (6,595,759) (88,317,779)    (7,801,928)(120,957,869)
Redemption fee                            --        3,368                       6,698
                                 -----------  -----------    -----------  -----------
Net increase                       1,279,013  $15,270,866      1,748,442  $36,846,912
                                              ===========                 ===========
SHARES OUTSTANDING:
Beginning of period               31,460,208                  29,711,766
                                 -----------                 -----------
End of period                     32,739,221                  31,460,208
                                 ===========                 ===========

SMALL CAP EQUITY FUND

                                        YEAR ENDED                  YEAR ENDED
                                    DECEMBER 31, 2009           DECEMBER 31, 2008
                                 ------------------------    ------------------------
                                       ADVISER CLASS               ADVISER CLASS
                                  SHARES         AMOUNT       SHARES         AMOUNT
                                 -----------  -----------    -----------  -----------
Shares sold                          495,524  $ 6,304,325        515,246  $ 8,088,332
Shares issued to shareholders in
  reinvestment of distributions           --           --            901       10,498
Shares redeemed                     (311,944)  (4,087,561)      (495,120)  (8,383,190)
                                 -----------  -----------    -----------  -----------
Net increase (decrease)              183,580  $ 2,216,764         21,027  $  (284,360)
                                              ===========                 ===========
SHARES OUTSTANDING:
Beginning of period                2,072,813                   2,051,786
                                 -----------                 -----------
End of period                      2,256,393                   2,072,813
                                 ===========                 ===========
Total Net Increase                            $17,487,630                 $36,562,552
                                              ===========                 ===========
EQUITY FUND

                                        YEAR ENDED                  YEAR ENDED
                                    DECEMBER 31, 2009           DECEMBER 31, 2008
                                 ------------------------    ------------------------
                                  SHARES         AMOUNT       SHARES         AMOUNT
                                 -----------  -----------    -----------  -----------
Shares sold                          557,583  $ 6,344,126        694,658  $ 9,532,289
Shares issued to shareholders in
  reinvestment of distributions       28,510      374,616         52,417      533,605
Shares redeemed                     (359,031)  (3,870,807)      (693,111)  (9,305,031)
Redemption fee                                        101                          45
                                 -----------  -----------    -----------  -----------
Net increase                         227,062  $ 2,848,036         53,964  $   760,908
                                              ===========                 ===========
SHARES OUTSTANDING:
Beginning of period                3,549,118                   3,495,154
                                 -----------                 -----------
End of period                      3,776,180                   3,549,118
                                 ===========                 ===========


BALANCED FUND
                                        YEAR ENDED                   YEAR ENDED
                                    DECEMBER 31, 2009            DECEMBER 31, 2008
                                 ------------------------    ------------------------
                                  SHARES          AMOUNT       SHARES         AMOUNT
                                 -----------  -----------    -----------  -----------
Shares sold                          148,180  $ 1,776,594        104,047  $ 1,345,328
Shares issued to shareholders in
  reinvestment of distributions       17,747      208,152         22,442      267,613
Shares redeemed                      (72,194)    (819,737)       (71,632)    (843,585)
Redemption fee                                         --                          98
                                 -----------  -----------    -----------  -----------
Net increase                          93,733  $ 1,165,009         54,857  $   769,454
                                              ===========                 ===========
SHARES OUTSTANDING:
Beginning of period                  935,821                     880,964
                                 -----------                 -----------
End of period                      1,029,554                     935,821
                                 ===========                 ===========

FIXED INCOME FUND

                                        YEAR ENDED                   YEAR ENDED
                                    DECEMBER 31, 2009            DECEMBER 31, 2008
                                 ------------------------    ------------------------
                                  SHARES          AMOUNT       SHARES          AMOUNT
                                 -----------  -----------    -----------  -----------
Shares sold                        3,118,416  $33,549,434      1,831,342  $18,874,423
Shares issued to shareholders in
  reinvestment of distributions      439,421    4,692,146        439,718    4,497,769
Shares redeemed                   (1,630,375) (17,524,680)    (1,385,196) (14,128,320)
Redemption fee                                         60                       1,001
                                 -----------  -----------    -----------  -----------
Net increase                       1,927,462  $20,716,960        885,864  $ 9,244,873
                                              ===========                 ===========
SHARES OUTSTANDING:
Beginning of period               11,830,367                  10,944,503
                                 -----------                 -----------
End of period                     13,757,829                  11,830,367
                                 ===========                 ===========

INTERNATIONAL FUND

                                        YEAR ENDED                   YEAR ENDED
                                    DECEMBER 31, 2009            DECEMBER 31, 2008
                                 ------------------------    ------------------------
                                  SHARES          AMOUNT       SHARES          AMOUNT
                                 -----------  -----------    -----------  -----------
Shares sold                          189,201  $ 1,336,110      1,716,665  $19,225,885
Shares issued to shareholders in
  reinvestment of distributions      282,000    2,126,281        308,796    1,889,829
Shares redeemed                     (755,220)  (4,470,892)    (6,402,415) (55,443,218)
Redemption fee                                         --                          69
                                 -----------  -----------    -----------  -----------
Net decrease                        (284,019) $(1,008,501)    (4,376,954)$(34,327,435)
                                              ===========                 ===========
SHARES OUTSTANDING:
Beginning of period                6,040,127                  10,417,081
                                 -----------                 -----------
End of period                      5,756,108                   6,040,127
                                 ===========                 ===========

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2009 were as follows:


                                     PURCHASES                  SALES
                                U.S.                       U.S.
                            GOVERNMENT      OTHER      GOVERNMENT       OTHER
                           ------------------------   --------------------------
LKCM Small Cap Equity Fund  $       -- $270,682,456   $         --  $265,842,546
LKCM Equity Fund                    --   10,101,190             --    10,096,751
LKCM Balanced Fund                  --    3,551,798        101,187     2,284,779
LKCM Fixed Income Fund       1,235,710   52,085,762     12,608,662    25,915,387
LKCM International Fund             --   66,054,806             --    70,896,778


E. TAX INFORMATION: At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:


                                    LKCM          LKCM          LKCM          LKCM          LKCM
                                  SMALL CAP       EQUITY       BALANCED        FIXED     INTERNATIONAL
                                 EQUITY FUND       FUND          FUND      INCOME FUND       FUND
                              -------------  -------------  -------------  -------------  -------------
Cost of Investments           $ 487,581,563  $  40,532,314  $  11,222,145  $ 140,693,827  $  44,923,679
                              -------------  -------------  -------------  -------------  -------------
Gross Unrealized Appreciation$  105,532,246  $  10,885,539  $   2,509,423  $   6,484,951  $   5,026,478
Gross Unrealized Depreciation   (27,478,606)    (2,298,909)      (304,454)      (251,469)    (7,015,601)
                              -------------  -------------  -------------  -------------  -------------
Net Unrealized Appreciation
  (Depreciation)              $  78,053,640  $   8,586,630  $   2,204,969  $   6,233,482  $  (1,989,123)
                              -------------  -------------  -------------  -------------  -------------
Undistributed Ordinary
  Income                                 --             --             --             --        474,770
Undistributed Long-Term
  Capital Gain                           --             --             --         87,211             --
                              -------------  -------------  -------------  -------------  -------------
Total Distributable Earnings  $          --  $          --  $          --  $      87,211  $     474,770
                              -------------  -------------  -------------  -------------  -------------
Other Accumulated Losses      $(133,499,914) $  (1,349,608) $    (716,740) $          --  $ (37,476,940)
                              -------------  -------------  -------------  -------------  -------------
Total Accumulated Gains
  (Losses)                    $ (55,446,274) $   7,237,022  $   1,488,229  $   6,320,693  $ (38,991,293)
                              -------------  -------------  -------------  -------------  -------------

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

At December 31, 2009, the accumulated capital loss carryforwards were as follows:
                                    LKCM           LKCM          LKCM            LKCM
                                  SMALL CAP       EQUITY        BALANCED     INTERNATIONAL
                                 EQUITY FUND       FUND          FUND            FUND
                                 --------------------------------------------------------
Expiring in 2016                 $ 41,887,773    $    688,311  $    243,935  $ 14,977,524
Expiring in 2017                   85,386,046         661,297       472,805    22,376,424
                                 ------------    ------------  ------------  ------------
Total capital loss carryforwards $127,273,819    $  1,349,608  $    716,740  $ 37,353,948
                                 ------------    ------------  ------------  ------------

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The LKCM Fixed Income Fund utilized $1,340,184 of prior capital loss carryforwards during the year ended December 31, 2009.

At December 31, 2009, the following Funds deferred, on a tax basis, post-October losses of:


                    LKCM            LKCM
                   SMALL CAP    INTERNATIONAL
                  EQUITY FUND       FUND
                  -----------  ------------
                  $ 6,226,095  $    131,298

The tax components of dividends paid during the year ended December 31, 2009 were as follows:


                           ORDINARY         LONG-TERM
                               INCOME      CAPITAL GAINS
                           -------------  --------------
LKCM Small Cap Equity Fund $          --          $   --
LKCM Equity Fund                 380,347              --
LKCM Balanced Fund               210,329              --
LKCM Fixed Income Fund         5,392,064           5,087
LKCM International Fund        2,454,865              --


The tax components of dividends paid during the year ended December 31, 2008 were as follows:


                              ORDINARY      LONG-TERM
                               INCOME     CAPITAL GAINS
                           -------------  --------------
LKCM Small Cap Equity Fund $          --   $     173,703
LKCM Equity Fund                 548,026              --
LKCM Balanced Fund               262,870           7,589
LKCM Fixed Income Fund         5,133,732              --
LKCM International Fund          661,588       1,327,560


The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2008 and 2009.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds' financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2006 through December 31, 2009. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2009. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in "interest expense" and penalties in "other expense" on the statement of operations.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM International Fund, five of the portfolios constituting the LKCM Funds (collectively, the "Funds") as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the five portfolios (listed in the first paragraph) of the LKCM Funds as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, Wisconsin
February 25, 2010

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                               DECEMBER 31, 2009

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2009 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

         Equity        100.00%
         Balanced       70.15%
         Fixed Income    0.71%
         International  95.12%


The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.


         Equity       100.00%
         Balanced      60.21%
         Fixed Income   0.71%


ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)( C ).


         Equity          0.46%
         Balanced       58.96%
         Fixed Income  100.00%
         International   0.11%


The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Code Section 871
(k)(2)(C) during the year ended December 31, 2009.

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-688-LKCM. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.


                                                                                             NUMBER OF
                                             TERM OF                                         PORTFOLIOS
                                             OFFICE &      PRINCIPAL                          IN FUND
                        POSITION(S)           LENGTH      OCCUPATION                          COMPLEX           OTHER
NAME, ADDRESS           HELD WITH            OF TIME      DURING PAST                        OVERSEEN      DIRECTORSHIPS
AND AGE                 THE TRUST             SERVED1     FIVE YEARS                         BY TRUSTEE   HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey          Chairman             Since 2005  President and CEO, Texas               9       Non-Executive Chairman of
301 Commerce Street     of the                           Systems, LLC and CEO,                          the Board of AZZ
Suite 1600              Board of Trustees                Texaslearningsystems LLC                       Incorporated, a
Fort Worth, TX 76102                                     since 1999; Dean, M.J.                 .       manufacturing company.
Age: 67                 Trustee              Since 1994  Neeley School of Business,
                                                         Texas Christian University
                                                         Business School from
                                                         1987 to 1999
----------------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.   Trustee              Since 1994  Consultant; formerly                   9       Priests Pension Fund of the
301 Commerce Street                                      Consultant for NASDAQ                          Catholic Diocese of Fort
Suite 1600                                               Corp. and Vice President,                      Worth, Lay Workers Pension
Fort Worth, TX 76102                                     Merrill Lynch & Co., Inc.                      Fund of the Catholic Diocese
Age: 89                                                                                                 of Fort Worth, St. Joseph
                                                                                                        Health Care Trust, Catholic
                                                                                                        Schools Trust and Catholic
                                                                                                        Foundation of North Texas.
----------------------------------------------------------------------------------------------------------------------------------
Richard J. Howell       Trustee              Since 2005  CPA, Adjunct Faculty at                9       Red Robin Gourmet
301 Commerce Street                                      SMU Cox School of                              Burgers, Inc.
Suite 1600              Chairman of the      Since 2008  Business since 2004; Consulting
Fort Worth, TX 76102    Audit and Compliance             Services, since 2002; Audit Partner,
Age: 67                 Committee                        Arthur Andersen LLP from
                                                         1974-2002.
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.2    Trustee, President   Since 1994  Chairman, President and                9       Employee Retirement Systems
301 Commerce Street     and Chief Executive              Director,                                      of Texas, 4K Land & Cattle
Suite 1600              Officer                          Luther King Capital                            Company (ranching), Hunt
Fort Worth, TX 76102                                     Management Corporation                         Forest Products (lumber),
Age: 69                                                  since 1979.                                    Southwestern Exposition &
                                                                                                        Livestock (livestock),
                                                                                                        Southwest JLK Corporation
                                                                                                        (management company), Texas
                                                                                                        Christian University, Texas
                                                                                                        Southwestern Cattleraisers
                                                                                                        Foundation (livestock),Tyler
                                                                                                        Technologies (information
                                                                                                        management company for
                                                                                                        government agencies) and
                                                                                                        Encore Energy Partners LP
                                                                                                        (oil and natural
                                                                                                        gas exploration).
----------------------------------------------------------------------------------------------------------------------------------
(1)  Each  Trustee  holds  office  during the  lifetime  of the Trust until that individual resigns, retires or is otherwise removed or replaced.

(2)  Mr.  King is an  "interested  person" of the Trust (as  defined in the 1940
     Act) because he controls the Adviser.



                                             TERM OF
                                             OFFICE &      PRINCIPAL
                       POSITION(S)           LENGTH      OCCUPATION
NAME, ADDRESS           HELD WITH            OF TIME     DURING PAST
AND AGE                 THE TRUST            SERVED       FIVE YEARS
----------------------------------------------------------------------------------------
OFFICERS:
----------------------------------------------------------------------------------------
J. Luther King, Jr.  President and            Since   Chairman, President and Director,
301 Commerce Street  Chief Executive          1994    Luther King Capital Management
Suite 1600           Officer                          Corporation since 1979.
Fort Worth, TX 76102
Age: 69
----------------------------------------------------------------------------------------
Paul W. Greenwell    Vice President           Since   Principal, Luther King Capital
301 Commerce Street                           1996    Management since 1986, Vice
Suite 1600                                            President and Portfolio Manager,
Fort Worth, TX 76102                                  Luther King Capital Management
Age: 59                                               since 1983.
----------------------------------------------------------------------------------------
Richard Lenart       Secretary and Treasurer  Since   Luther King Capital
301 Commerce Street                           2006    Management since 2005, Vice
Suite 1600                                            President, Aquinas Funds
Fort Worth, TX 76102                                  (2001-2005).
Age: 43
----------------------------------------------------------------------------------------
Steven R. Purvis     Vice President           Since   Principal, Luther King Capital
301 Commerce Street                           2000    Management since 2003, Vice
Suite 1600                                            President and Portfolio Manager,
Fort Worth, TX 76102                                  Luther King Capital Management
Age: 44                                               since 1996.
----------------------------------------------------------------------------------------
Jacob D. Smith       Chief Compliance         Since   General Counsel and Chief
301 Commerce Street  Officer                  2006    Compliance Officer, Luther King
Suite 1600                                            Capital Management since 2006,
Fort Worth, TX 76102                                  Enforcement Attorney, U.S.
Age: 35                                               Securities and Exchange
                                                      Commission (2005-2006), Associate,
                                                      Haynes and Boone, LLP
                                                      (2001-2005).
----------------------------------------------------------------------------------------

                      This page intentionally left blank.

                                   LKCM FUNDS
                                 PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to nonaffiliated third parties, except as required or permitted by law or as necessary for us to carry out our responsibilities in providing services to you.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

o Information provided by you or your representatives, whether through documentation that you or your representatives provide to us, through discussions that you or your representatives have with us, or otherwise; and

o    Information arising from your account experience with us.


Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Annual Report.

U.S. Bancorp Fund Services, LLC                                        PRESORTED
P.O. Box 701                                                           STANDARD
Milwaukee, WI 53201-0701                                         US POSTAGE PAID
                                                                    PERMIT #3602
                                                                BERWYN, IL 60402


                                   LKCM FUNDS
                                  P.O. BOX 701
                            MILWAUKEE, WI 53201-0701
--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA      H. Kirk Downey         Richard Lenart
   Trustee,                      Chairman of the Board  Secretary & Treasurer
   President
   Paul W. Greenwell             Richard J. Howell      Jacob D. Smith
   Vice President                Trustee                Chief Compliance Officer
   Steven R. Purvis, CFA         Earle A. Shields, Jr.
   Vice President                Trustee
--------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
--------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
--------------------------------------------------------------------------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
--------------------------------------------------------------------------------
DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      LKCM
                                 Aquinas Funds
--------------------------------------------------------------------------------
                             LKCM AQUINAS VALUE FUND
                            LKCM AQUINAS GROWTH FUND
                             LKCM AQUINAS SMALL CAP
                      FUND LKCM AQUINAS FIXED INCOME FUND

                                  Annual Report
                               December 31, 2009

DEAR FELLOW SHAREHOLDERS:
We report the following performance information for the LKCM Aquinas Funds:
                                                                                                          AVG.
                                                                                             ONE YEAR    ANNUAL
                                                                                              TOTAL       TOTAL
                                                                                             RETURN      RETURN
                                      INCEPTION   NAV @        NET EXPENSE   GROSS EXPENSE    ENDED       SINCE
FUNDS                                  DATES      12/31/09      RATIO*,**       RATIO**      12/31/09   INCEPT.***
------------------------------------------------ -----------------------------------------------------------------
LKCM Aquinas Value Fund                7/11/05    $10.82          1.50%          1.59%        32.94%       1.64%
   Russell 1000 Value Index1                                                                  19.69%      -1.03%
LKCM Aquinas Growth Fund               7/11/05    $14.25          1.50%          1.57%        30.02%       0.10%
   Russell 1000 Growth Index2                                                                 37.21%       1.75%
LKCM Aquinas Small Cap Fund            7/11/05     $5.25          1.50%          2.92%        30.27%      -1.05%
   Russell 2000 Index3                                                                        27.17%       0.07%
LKCM Aquinas Fixed Income Fund         7/11/05    $10.21          0.80%          1.98%        10.51%       4.75%
   Barclays Capital U.S. Intermediate
   Government/Credit Bond Index4                                                               5.24%       4.95%

     Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

* The Adviser has agreed to waive all or a portion of its management fee and/or reimburse the Funds to maintain designated expense caps. Investment performance reflects fee waivers, if any, in effect. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio.

** Expense ratios above are as of December 31, 2008, the Funds' prior fiscal year end, as reported in the Funds' most recent prospectus. Expense ratios reported for other periods in the financial highlights of this report may differ.

*** On July 11, 2005, the Aquinas Funds merged into the LKCM Aquinas Funds. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger.

1 The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3 The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the Russell 2000 Index was approximately $732 million.

4 The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non- convertible; and must be publicly issued.

     Note: These indices defined above are not available for direct investment.


CATHOLIC VALUES INVESTING

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishop's Socially Responsible Investing Guidelines. The LKCM Aquinas Funds follow these guidelines by using an approach that focuses on Catholic values screening of portfolio companies, proactive dialogue with those companies whose practices conflict with the guidelines, and potential exclusion of those companies that are unwilling to alter their practices over a reasonable period of time. We exclude a number of companies from possible investment that do not meet our standards for Catholic values investing. We monitor portfolio companies selected for the LKCM Aquinas Funds for policies on various issues set out in the USCCB guidelines. If investments are made in companies whose policies are inconsistent with the USCCB guidelines, we may attempt to influence the company's policies through proactive dialogue and other efforts. During 2009, we corresponded with companies on various issues contemplated by the USCCB guidelines.

ECONOMIC OUTLOOK

The S&P 500 Index returned 26.46% for 2009, but this fact certainly fails to capture the three distinct measures of the year. The year began with heightened investor concern over housing and rapidly deteriorating economic conditions. This concern was clearly reflected in the equity market as the S&P 500 Index fell approximately 25% from the first of the year through the March 9, 2009 bottom. The second period of the year consisted of the equity market rebounding despite continued worsening economic data. Indeed, the equity market discounted what we believe was likely the conclusion of the recession at the end of the second quarter and a return to positive Gross Domestic Product (GDP) growth in the third quarter. The final period of the year brought improving economic data around employment and housing, together with a corresponding improvement in the equity market.

While equities have risen sharply in anticipation of a global economic recovery, resulting from unprecedented policy stimulus, the engine of economic expansion must be reignited. Though policy stimulus is typically the initial spark, the virtuous cycle of demand, liquidity, and spending typically drives expansion. There was a great deal of controversy concerning pent-up demand for housing, autos, capital equipment, and retail goods as the year drew to a close. Retail sales have recently posted a strong recovery. In addition, housing, autos, and capital expenditures are likely to show year-over-year growth in 2010. In our view, pent-up demand does indeed exist and, while perhaps not as strong as in past recoveries, we believe it is sufficient for the purposes of spurring this virtuous cycle.

Credit availability is a vital component of ensuring sufficient liquidity to enable businesses to make capital expenditures and consumers to afford housing and cars. A review of the Fed's balance sheet reveals the magnitude of liquidity available to banks, for which banks claim there is little domestic demand. The Fed routinely surveys chief bank lending officers, in which one of the standard questions is whether the bank is tightening lending standards for commercial and industrial loans. Based on the most recent Fed's Senior Loan Officer Survey, banks' willingness to extend credit appears to be improving.

We believe that credit standards will normalize as the economic recovery progresses and banks have a clearer picture of the regulator's framework and observe an actual decline in credit metrics such as delinquency rates. It is important to note, however, that we believe the lax credit standards that were common prior to the recession will not return in the foreseeable future.

The third component of the virtuous cycle, spending, is driven by job creation. Economic recoveries are often labeled as having "strong job recoveries" such as the 1973-75 and 1981-82 recoveries, or "jobless recoveries," such as 1990-91 and 2001-02. Most observers view the current recovery as a jobless recovery with a rebound in GDP during 2010 despite persistently high unemployment. However, unemployment insurance claims, which historically lead unemployment, have fallen eight consecutive months, and we believe are a sound harbinger of better future employment data. In addition, we believe the net change in nonfarm payroll data is suggesting a rebound in employment. Reviewing labor productivity suggests the labor market is approaching an inflection point. If the U.S. Nonfarm Business Productivity Index is extrapolated through year end 2010, based on the second and third quarter 2009 readings, we believe the Index suggests an increase which is unsustainable. In our view, this trend implies many companies have likely gleaned all near-term productivity increases and will need to add labor to meet demand.

Central to the Fed's policy response to the recession was the increase of the money supply and reduction of interest rates in an attempt to reflate asset values and stave off deflation. The initial indications are that the Fed's action appears to have been successful. In response to this action, however, the value of the U.S. dollar remains quite low by historical standards. Naturally, the value of the U.S. dollar fell in response to the increased supply of dollars from the U.S. government. The decline in the U.S. dollar has been viewed in some circles as alarming, particularly given the rise in the federal deficit. Barring the government needing to defend the U.S. dollar in order to support deficit spending, we believe the low level of the U.S. dollar alone is not alarming. In fact, as interest rates approached zero, the government's menu of actions to stimulate the business cycle declined. We believe a low U.S. dollar serves to favor exports and is, therefore, another mechanism in the government's arsenal to reignite business activity. Moreover, we believe it encourages foreign manufacturers to open facilities in the United States.

From an economic point of view, the hallmark of 2009 was the unprecedented application of liquidity and stimulus to combat a rapidly contracting economy and fear of deflation. Due to the lag between policy action and its observable impact on the economy, stimulus is often best applied liberally and deliberately. Given the complexion of the challenge, "too little, too late," was simply not an option. Correspondingly, the hallmark of 2010 is likely to be the beginning of liquidity and stimulus removal. The withdrawal of liquidity and stimulus will likely require an approach as deft as the application was blunt.

Early in a recovery, it is natural to question whether the economic recovery process is real or the product of policy engineering. Policy stimulus cannot be maintained indefinitely and budgetary deficits must be retired through enormous tax revenues, reduced spending, or the rolling of debt. In reality, economic contraction is most often arrested by the application of what some would consider artificial forces. However, it is the confidence that policy makers instill, which allows the eventual withdrawal of stimulus after resumption of economic growth. As we approach this transition from stimulus to confidence, it is natural for investors to be cautious.

Although the Fed will likely begin withdrawing various and sundry programs, the most closely watched Fed action will be related to interest rates. We believe that economic growth will drive the Fed's decision to increase interest rates, although the Fed is unlikely to lift interest rates before the second half of 2010 at the earliest. However, the expectation of interest rate movements can influence equity markets far more than actual Fed action. In this regard, we believe the equity market will likely begin to grapple with the prospect of higher interest rates during the first half of 2010.

We believe the Fed will ultimately be persuaded to pursue higher interest rates by one of two forces. The preferable rationale for higher interest rates would be in response to stronger economic activity. In this case, the Fed would have greater room to maneuver prospectively. We believe the second rationale for higher interest carries a lower probability and would be greatly unwelcome. If foreign concerns over U.S. fiscal policy pressure the value of the dollar lower, then higher interest rates may be necessary to defend the dollar. The outcome of this higher interest rate scenario would likely be destabilizing. In our estimation, we believe the far more likely outcome is for the Fed to raise interest rates in response to strong economic data; however, the risk of defending the dollar should be recognized.

As we highlighted earlier, the U.S. dollar played a central role in the reflation of assets, including equities, in 2009. Looking forward, we believe the dollar is beginning to show signs of stabilization. It is too early to know whether this is a pause before resuming the downward trend, or whether it is the early sign of a bottom for the dollar. As we noted earlier, U.S. equities have historically performed well in periods of a strong dollar, but given the central role the dollar has played in the recovery, it is not beyond reason to expect the dollar to continue to be a key factor in the near-term. The combination of a strong dollar and continued U.S. equities strength could hinge on whether future dollar strength is the product of better U.S. economic growth or lackluster growth from Europe and Asia. Although Japan is showing signs of positive progress, the European Central Bank is thus far refusing to aggressively pursue reflation.

On balance, we are optimistic for equity markets as we begin 2010. We believe the first part of the new year should be marked with several positives, including payrolls improving on a consistent basis, a bottoming of home prices, and improved credit availability for consumers and small business as pent-up demand is revealed. Aside from the potential dollar weakness and discounting of higher interest rates, the majority of concerns lie with government. Healthcare reform, federal, state, and municipal budget deficits, and potentially higher personal and corporate income tax schedules collectively weigh on growth. We believe economic growth, as measured by GDP, will likely be between 3% and 4% in 2010. If this estimate proves correct, then the economic recovery will likely be weaker relative to the magnitude of the decline than history would suggest. This would be consistent with our view that tight credit markets, household deleveraging, and ballooning deficits should mitigate what history would suggest would typically be a stronger economic rebound.

LKCM AQUINAS SMALL CAP FUND

The LKCM Aquinas Small Cap Fund outperformed the Russell 2000 Index for the year ended December 31, 2009. Sector allocation decisions for the Fund were positive as we were overweight the best performing sector, Consumer Discretionary, and underweight the worst performing sector, Financials. Stock selection also benefited the Fund's performance, particularly in the Energy sector. The Fund benefited from the market's rotation away from lower quality, low stock price and low market capitalization companies during the fourth quarter of 2009. As the market continues to rotate back towards quality companies, we believe the Fund should be well positioned.


                                            TOTAL RETURN YEAR ENDED
                                               DECEMBER 31, 2009
                                            -----------------------
                LKCM Aquinas Small Cap Fund          30.27%
                Russell 2000 Index                   27.17%


LKCM AQUINAS GROWTH FUND

The LKCM Aquinas Growth Fund posted strong absolute returns for the year ended December 31, 2009, although it underperformed its benchmark, the Russell 1000 Growth Index, during the period. Stock selection within the Consumer Staples sector was beneficial to performance, while stock selection decisions in the Financials and Consumer Discretionary sectors detracted from performance. Our decision to overweight the Financials sector and underweight the Technology sector detracted from performance. We believe the Fund is well positioned as the economic recovery continues to take shape.


                                          TOTAL RETURN YEAR ENDED
                                             DECEMBER 31, 2009
                                          -----------------------
                LKCM Aquinas Growth Fund           30.02%
                Russell 1000 Growth Index          37.21%

LKCM AQUINAS VALUE FUND

The LKCM Aquinas Value Fund significantly outperformed its benchmark, the Russell 1000 Value Index, during the year ended December 31, 2009. The Fund's outperformance was primarily the result of our stock selection decisions, particular in the Energy and Consumer Discretionary sectors. Our decision to overweight the Consumer Discretionary and Technology sectors also benefited performance. Stock selection decisions in the Materials sector as well as our decision to underweight the Financials sector detracted from performance.


                                         TOTAL RETURN YEAR ENDED
                                            DECEMBER 31, 2009
                                         -----------------------
                LKCM Aquinas Value Fund           32.94%
                Russell 1000 Value Index          19.69%


LKCM AQUINAS FIXED INCOME FUND

The LKCM Aquinas Fixed Income Fund is managed to provide current income. The Fund predominantly invests in a portfolio of investment grade corporate bonds as well as government securities with short and intermediate maturities from one to ten years and cash equivalent securities. Our investment strategy emphasizes the selection of corporate bonds with strong credit profiles and attractive yields relative to those offered on U.S. Treasury and government-agency debt. As of December 31, 2009, the total net assets in the Fund were $12.3 million. This represented an asset mix of 80.4% invested in corporate bonds, 10.0% in U.S. Treasury and government-agency debt, 3.0% in taxable municipal bonds, 1.0% in preferred stock, and 5.6% in cash reserves, net of liabilities.

At December 31, 2009, the Fund had an effective duration of 3.3 years. The Fund's overweight in credit (i.e., corporate bonds) relative to government debt was the primary contributor to performance as credit spreads tightened dramatically during the year versus a government sector that produced negative returns. The Fund's shorter duration relative to the 3.9 year duration for the Barclays Capital U.S. Intermediate Government/Credit Bond Index was also additive to performance as spreads in the intermediate sector of the curve compressed more than those on longer dated issues. U.S. government debt underperformed on a relative basis on the reversal of the flight-to-quality trade, massive new issuance and concerns over continued willingness of foreign central banks to finance a growing U.S. budget deficit. The Fund's sector weightings in the Energy, Basic Materials, Consumer Cyclicals and Technology sectors all contributed to performance as well as overweighting issues with credit ratings between triple B and single A. A number of corporate actions by high quality acquirers also contributed to spread tightening and outperformance.


                                                         TOTAL RETURN YEAR ENDED
                                                            DECEMBER 31, 2009
                                                         -----------------------
          LKCM Aquinas Fixed Income Fund                          10.51%
          Barclays Capital U.S. Intermediate Government/
            Credit Bond Index                                      5.24%

/s/ Luther King

J. Luther King, Jr., CFA

January 25, 2010

Ratings provided by Standard &Poor's Corporation. AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

The information provided herein represents the opinion of J. Luther King, Jr. and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 13-21 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. SMALL CAPITALIZATION FUNDS TYPICALLY CARRY ADDITIONAL RISKS, SINCE SMALL COMPANIES GENERALLY HAVE A HIGHER RISK OF FAILURE, AND, HISTORICALLY, THEIR STOCKS HAVE EXPERIENCED A GREATER DEGREE OF MARKET VOLATILITY THAN STOCKS ON AVERAGE. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS GREATER FOR LONGER-TERM DEBT SECURITIES.

CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

The Price to Book (P/B) Ratio is calculated by dividing the current price of the stock by the company's book value per share.

The S&P Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Value Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------
                                      PAST      PAST       SINCE
                                     1 YEAR   3 YEARS   INCEPTION(1)
--------------------------------------------------------------------
LKCM AQUINAS VALUE FUND              32.94%   (3.45)%     1.64%
--------------------------------------------------------------------
Russell 1000 Value Index             19.69%   (8.96)%    (1.03)%
--------------------------------------------------------------------
Lipper Large-Cap Value Funds Index   24.96%   (6.91)%     0.20%
--------------------------------------------------------------------

(1) The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Value Fund

LINE CHART

              LKCM Aquinas         Russell 1000             Lipper Large Cap
           Value Fund $10,758    Value Index $9,546    Value Funds Index $10,089
 7/05            10000                  10000                    10000
12/05            10260                  10349                    10574
12/06            11953                  12651                    12507
12/07            12915                  12629                    12815
12/08             8092                   7975                     8074
12/09            10758                   9546                    10089

The Russell 1000 Value Index is an unmanaged index consisting of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an equally weighted index of the 30 largest large cap value mutual funds tracked by Lipper, Inc.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Growth Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------------------
                                        PAST      PAST        SINCE
                                       1 YEAR   3 YEARS    INCEPTION(1)
-----------------------------------------------------------------------
LKCM AQUINAS GROWTH FUND               30.02%    (0.63)%      0.10%
-----------------------------------------------------------------------
Russell 1000 Growth Index              37.21%    (1.89)%      1.75%
-----------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index    38.50%    (2.28)%      1.41%
-----------------------------------------------------------------------

(1) The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Growth Fund

LINE CHART

                                                        Lipper Large-Cap
               LKCM Aquinas          Russell 1000         Growth Funds
            Growth Fund $10,045   Growth Index $10,807   Index $10,649
 5-Jul             10000                 10000               10000
 5-Dec             10261                 10491               10897
 6-Dec             10239                 11443               11411
 7-Dec             11544                 12794               13120
 8-Dec              7726                  7877                7689
 9-Dec             10045                 10807               10649

The Russell 1000 Growth Index consists of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index is an equally weighted index of the 30 largest large cap growth mutual funds tracked by Lipper, Inc.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Small Cap Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------------------
                                     PAST      PAST       SINCE
                                    1 YEAR   3 YEARS   INCEPTION(1)
-----------------------------------------------------------------
LKCM AQUINAS SMALL CAP FUND         30.27%   (6.66)%    (1.05)%
-----------------------------------------------------------------
Russell 2000 Index                  27.17%   (6.07)%     0.07%
-----------------------------------------------------------------
Lipper Small-Cap Core Funds Index   34.50%   (4.06)%     1.76%
-----------------------------------------------------------------

(1) The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Small Cap Fund

                                   LINE CHART

            LKCM Aquinas Small    Russell 2000   Lipper Small-Cap Core
             Cap Fund $9,537     Index $10,033   Funds Index $10,816
 7/05             10000              10000            10000
12/05             10374              10226            10773
12/06             11729              12104            12249
12/07             11739              11915            12484
12/08              7321               7889             8042
12/09              9537              10033            10816


The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $732 million.

The Lipper Small-Cap Core Funds Index is an equally weighted index of the 30 largest small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Aquinas Fixed Income Fund as of December 31, 2009 compared to the Fund's representative market indices.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------
                                       PAST      PAST      SINCE
                                      1 YEAR   3 YEARS  INCEPTION(1)
--------------------------------------------------------------------
LKCM AQUINAS FIXED INCOME FUND        10.51%    5.85%      4.75%
--------------------------------------------------------------------
Barclays Capital U.S. Intermediate
  Government/Credit Bond Index         5.24%    5.90%      4.95%
--------------------------------------------------------------------
Lipper Short Intermediate
  Investment-Grade
  Debt Funds Index                    11.73%    4.71%      4.06%
--------------------------------------------------------------------

(1) The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. The previous Adviser's performance is found in the Financial Highlights.

A Hypothetical $10,000 Investment in LKCM Aquinas Fixed Income Fund

LINE CHART

                                  Barclays Capital U.S.     Lipper Short Intermediate
           LKCM Aquinas Fixed    Intermediate Government/     Investment-Grade Debt
           Income Fund $12,310   Credit Bond Index $12,419     Funds Index $11,953
 7/05            10000                   10000                      10000
12/05             9997                   10048                      10003
12/06            10379                   10458                      10411
12/07            10996                   11230                      10972
12/08            11139                   11800                      10698
12/09            12310                   12419                      11953

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an equally weighted index of the 30 largest short intermediate grade mutual funds tracked by Lipper, Inc.

            LKCM AQUINAS FUNDS EXPENSE EXAMPLE -- DECEMBER 31, 2009

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09-12/31/09).

ACTUAL EXPENSES

     The first line of the tables below provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Aquinas Value, Aquinas Growth, Aquinas Small Cap and Aquinas Fixed Income Funds within 30 days of purchase. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES
FOR COMPARISON PURPOSES

     The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.


                                                  LKCM AQUINAS VALUE FUND
                                      ------------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                       BEGINNING        ENDING    DURING PERIOD*
                                      ACCOUNT VALUE  ACCOUNT VALUE    7/1/09 -
                                         7/1/09        12/31/09       12/31/09
--------------------------------------------------------------------------------
Actual                                   $1,000.00     $1,232.60       $8.44
Hypothetical (5% return before expense)  $1,000.00     $1,017.64       $7.63

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.



                                                  LKCM AQUINAS GROWTH FUND
                                       -----------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                        BEGINNING       ENDING    DURING PERIOD*
                                       ACCOUNT VALUE ACCOUNT VALUE    7/1/09 -
                                          7/1/09       12/31/09       12/31/09
--------------------------------------------------------------------------------
Actual                                   $1,000.00    $1,227.40        $8.42
Hypothetical (5% return before expense)  $1,000.00    $1,017.64        $7.63

* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                 LKCM AQUINAS SMALL CAP FUND
                                       -----------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                        BEGINNING      ENDING     DURING PERIOD*
                                      ACCOUNT VALUE  ACCOUNT VALUE     7/1/09 -
                                         7/1/09        12/31/09       12/31/09
--------------------------------------------------------------------------------
Actual                                   $1,000.00    $1,215.30        $8.38
Hypothetical (5% return before expense)  $1,000.00    $1,017.64        $7.63


* Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.



                                               LKCM AQUINAS FIXED INCOME FUND
                                       -----------------------------------------
                                                                     EXPENSES
                                                                       PAID
                                        BEGINNING       ENDING    DURING PERIOD*
                                      ACCOUNT VALUE  ACCOUNT VALUE    7/1/09 -
                                         7/1/09        12/31/09       12/31/09
--------------------------------------------------------------------------------
Actual                                  $1,000.00     $1,044.80        $4.12
Hypothetical (5% return before expense) $1,000.00     $1,021.17        $4.08


* Expenses are equal to the Fund's annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


  ALLOCATION OF PORTFOLIO HOLDINGS -- LKCM AQUINAS FUNDS -- DECEMBER 31, 2009

Percentages represent market value as a percentage of total investments.

Pie Chart:
LKCM AQUINAS VALUE FUND                    LKCM AQUINAS GROWTH FUND

Short-Term Investments 4.4%                Short-Term Investments 1.9%
Common Stocks 95.6%                        Common Stocks 98.1%

LKCM AQUINAS SMALL CAP FUND                LKCM AQUINAS FIXED INCOME FUND

Short-Term Investments 4.5%                Municipal Bonds 3.1%
Common Stocks 95.5%                        U.S. Government & Agency Issues 10.2%
                                           Preferred Stocks 1.0%
                                           Short-Term Investments 4.2%
                                           Corporate Bonds 81.5%

                            LKCM AQUINAS VALUE FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

------------------------------------------------------------------------
COMMON STOCKS - 95.8%                                SHARES        VALUE
------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 1.4%
 C.H. Robinson Worldwide, Inc.                        8,500 $    499,205
                                                            ------------
ASSET MANAGEMENT - 1.7%
 Bank of New York Mellon Corporation                 22,500      629,325
                                                            ------------
AUTO COMPONENTS - 1.9%
 LKQ Corporation (a)                                 35,000      685,650
                                                            ------------
BEVERAGES - 2.6%
 The Coca-Cola Company                               10,000      570,000
 PepsiCo, Inc.                                        6,000      364,800
                                                            ------------
                                                                 934,800
                                                            ------------
BIOTECHNOLOGY - 1.5%
 Gilead Sciences, Inc. (a)                           12,500      541,000
                                                            ------------
BUILDING PRODUCTS - 1.9%
 Masco Corporation                                   50,000      690,500
                                                            ------------
CAPITAL MARKETS - 2.6%
 Lazard Ltd. - Class A (b)                           25,000      949,250
                                                            ------------
CHEMICALS - 3.0%
 FMC Corporation                                     12,500      697,000
 Praxair, Inc.                                        5,000      401,550
                                                            ------------
                                                               1,098,550
                                                            ------------
COMMERCIAL BANKS - 3.9%
 BOK Financial Corporation                           17,500      831,600
 Wells Fargo & Company                               22,500      607,275
                                                            ------------
                                                               1,438,875
                                                            ------------
COMMERCIAL SERVICES & SUPPLIES - 1.9%
 Waste Management, Inc.                              20,000      676,200
                                                            ------------
COMMUNICATIONS EQUIPMENT - 1.6%
 Cisco Systems, Inc. (a)                             25,000      598,500
                                                            ------------
COMPUTERS & PERIPHERALS - 6.1%
 Brocade Communications Systems, Inc. (a)           110,000      839,300
 EMC Corporation (a)                                 50,000      873,500
 International Business Machines Corporation          4,020      526,218
                                                            ------------
                                                               2,239,018
                                                            ------------
CONSUMER FINANCE - 2.5%
 American Express Company                            22,500      911,700
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES - 2.6%
 JPMorgan Chase & Co.                                22,500      937,575
                                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 4.0%
 AT&T Inc.                                           25,000      700,750
 Verizon Communications Inc.                         22,500      745,425
                                                            ------------
                                                               1,446,175
                                                            ------------


------------------------------------------------------------------------
COMMON STOCKS                                        SHARES        VALUE
------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.2%
 Emerson Electric Co.                                10,000 $    426,000
                                                            ------------
ENERGY EQUIPMENT & SERVICES - 3.8%
 Nabors Industries Ltd. (a) (b)                      20,000      437,800
 Noble Corporation (b)                               10,000      407,000
 Schlumberger Limited (b)                             8,400      546,756
                                                            ------------
                                                               1,391,556
                                                            ------------
FOOD & STAPLES RETAILING - 1.3%
 CVS Caremark Corporation                            15,000      483,150
                                                            ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 7.7%
 DENTSPLY International Inc.                         17,500      615,475
 Haemonetics Corporation (a)                         12,500      689,375
 ResMed Inc. (a)                                     17,500      914,725
 Thermo Fisher Scientific, Inc. (a)                  12,500      596,125
                                                            ------------
                                                               2,815,700
                                                            ------------
INSURANCE - 2.3%
 HCC Insurance Holdings, Inc.                        30,000      839,100
                                                            ------------
INTERNET SOFTWARE & SERVICES - 3.1%
 Akamai Technologies, Inc. (a)                       45,000    1,139,850
                                                            ------------
IT SERVICES - 1.7%
 Accenture PLC - Class A (b)                         15,000      622,500
                                                            ------------
LEISURE EQUIPMENT & PRODUCTS - 1.7%
 Brunswick Corporation                               50,000      635,500
                                                            ------------
MACHINERY - 1.9%
 Danaher Corporation                                  9,000      676,800
                                                            ------------
MEDIA - 2.7%
 CBS Corporation - Class B                           70,000      983,500
                                                            ------------
METALS & MINING - 2.2%
 Peabody Energy Corporation                          17,500      791,175
                                                            ------------
MULTILINE RETAIL - 2.6%
 Kohl's Corporation (a)                              17,500      943,775
                                                            ------------
MULTI-UTILITIES & UNREGULATED POWER - 4.1%
 Duke Energy Corporation                             40,000      688,400
 MDU Resources Group, Inc.                           35,000      826,000
                                                            ------------
                                                               1,514,400
                                                            ------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 10.4%
 Cabot Oil & Gas Corporation                         15,000      653,850
 ConocoPhillips                                       8,000      408,560
 Denbury Resources Inc. (a)                          35,000      518,000
 EXCO Resources, Inc.                                27,500      583,825
 Exxon Mobil Corporation                              5,000      340,950
 Range Resources Corporation                         12,300      613,155
 XTO Energy, Inc.                                    15,000      697,950
                                                            ------------
                                                               3,816,290
                                                            ------------


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS VALUE FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

------------------------------------------------------------------------
COMMON STOCKS                                        SHARES        VALUE
------------------------------------------------------------------------
PERSONAL PRODUCTS - 1.9%
 Avon Products, Inc.                                 22,500 $    708,750
                                                            ------------
SOFTWARE - 2.9%
 Nuance Communications, Inc. (a)                     40,000      621,600
 Oracle Corporation                                  17,500      429,450
                                                            ------------
                                                               1,051,050
                                                            ------------
SPECIALTY RETAIL - 5.1%
 Collective Brands, Inc. (a)                         20,000      455,400
 Foot Locker, Inc.                                   52,500      584,850
 The Home Depot, Inc.                                12,800      370,304
 PetSmart, Inc.                                      17,500      467,075
                                                            ------------
                                                               1,877,629
                                                            ------------
TOTAL COMMON STOCKS
   (Cost $30,376,320)                                         34,993,048
                                                            ------------
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.4%
------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.4%
 Dreyfus Government Cash Management Fund -
   Institutional Shares, 0.00% (c)                  712,315      712,315
 Federated Government Obligations Fund -
   Institutional Shares, 0.06% (c)                  916,221      916,221
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $1,628,536)                                           1,628,536
                                                            ------------
 TOTAL INVESTMENTS - 100.2%
   (Cost $32,004,856)                                         36,621,584
 Liabilities in Excess of Other Assets - (0.2)%                  (85,100)
                                                            ------------
 TOTAL NET ASSETS - 100.0%                                  $ 36,536,484
                                                            ============


(a)  Non-income producing security.

(b)  U.S. Dollar-denominated foreign security.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

------------------------------------------------------------------------
COMMON STOCKS - 98.4%                                SHARES        VALUE
------------------------------------------------------------------------
AEROSPACE & DEFENSE - 4.9%
 Northrop Grumman Corporation                        10,000 $    558,500
 Rockwell Collins, Inc.                              20,000    1,107,200
                                                            ------------
                                                               1,665,700
                                                            ------------
AIR FREIGHT & LOGISTICS - 3.6%
 C.H. Robinson Worldwide, Inc.                        7,000      411,110
 FedEx Corp.                                         10,000      834,500
                                                            ------------
                                                               1,245,610
                                                            ------------
BEVERAGES - 4.6%
 The Coca-Cola Company                               10,000      570,000
 Fomento Economico Mexicano, S.A.B.
   de C.V. - ADR (b)                                 21,000    1,005,480
                                                            ------------
                                                               1,575,480
                                                            ------------
BIOTECHNOLOGY - 1.3%
 Gilead Sciences, Inc. (a)                           10,000      432,800
                                                            ------------
CAPITAL MARKETS - 1.2%
 Northern Trust Corporation                           8,000      419,200
                                                            ------------
CHEMICALS - 3.3%
 FMC Corporation                                     15,000      836,400
 Monsanto Company                                     3,500      286,125
                                                            ------------
                                                               1,122,525
                                                            ------------
COMMERCIAL SERVICES & SUPPLIES - 1.6%
 Copart, Inc. (a)                                    15,000      549,450
                                                            ------------
COMMUNICATIONS EQUIPMENT - 2.4%
 Cisco Systems, Inc. (a)                             20,000      478,800
 Research In Motion Limited (a) (b)                   5,000      337,700
                                                            ------------
                                                                 816,500
                                                            ------------
COMPUTERS & PERIPHERALS - 12.6%
 Apple Inc. (a)                                       6,000    1,265,160
 EMC Corporation (a)                                 40,000      698,800
 Hewlett-Packard Company                             20,000    1,030,200
 International Business Machines Corporation         10,000    1,309,000
                                                            ------------
                                                               4,303,160
                                                            ------------
CONSTRUCTION & ENGINEERING - 1.7%
 Foster Wheeler AG (a) (b)                           20,000      588,800
                                                            ------------
DISTRIBUTORS - 1.5%
 Fastenal Company                                    12,000      499,680
                                                            ------------
DIVERSIFIED FINANCIAL SERVICES - 5.1%
 JPMorgan Chase & Co.                                10,000      416,700
 Visa Inc. - Class A                                 15,000    1,311,900
                                                            ------------
                                                               1,728,600
                                                            ------------
ELECTRICAL EQUIPMENT - 2.5%
 Emerson Electric Co.                                20,000      852,000
                                                            ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
 National Instruments Corporation                    12,000      353,400
 Trimble Navigation Limited (a)                      11,000      277,200
                                                            ------------
                                                                 630,600
                                                            ------------
ENERGY EQUIPMENT & SERVICES - 1.1%
 Halliburton Co.                                     12,000      361,080
                                                            ------------


--------------------------------------------------------------------------
COMMON STOCKS                                        SHARES        VALUE
--------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 4.4%
 Costco Wholesale Corporation                        10,000 $    591,700
 CVS Caremark Corporation                            11,000      354,310
 Walgreen Company                                    15,000      550,800
                                                            ------------
                                                               1,496,810
                                                            ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 8.0%
 Alcon, Inc. (b)                                      6,000      986,100
 DENTSPLY International Inc.                         20,000      703,400
 Haemonetics Corporation (a)                         10,000      551,500
 Thermo Fisher Scientific, Inc. (a)                  10,000      476,900
                                                            ------------
                                                               2,717,900
                                                            ------------
HOTELS, RESTAURANTS & LEISURE - 2.1%
 Carnival Corporation (a) (b)                        15,000      475,350
 Starbucks Corporation (a)                           10,000      230,600
                                                            ------------
                                                                 705,950
                                                            ------------
HOUSEHOLD PRODUCTS - 3.7%
 Colgate-Palmolive Company                            8,000      657,200
 Energizer Holdings, Inc. (a)                        10,000      612,800
                                                            ------------
                                                               1,270,000
                                                            ------------
INTERNET SOFTWARE & SERVICES - 6.9%
 Akamai Technologies, Inc. (a)                       20,700      524,331
 Amazon.com, Inc. (a)                                 2,000      269,040
 Google Inc. - Class A (a)                            2,500    1,549,950
                                                            ------------
                                                               2,343,321
                                                            ------------
INVESTMENT BANK & BROKERAGE - 1.3%
 Morgan Stanley                                      15,000      444,000
                                                            ------------
MACHINERY - 2.2%
 Danaher Corporation                                 10,000      752,000
                                                            ------------
METALS & MINING - 1.3%
 Reliance Steel & Aluminum Co.                       10,000      432,200
                                                            ------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 8.1%
 Denbury Resources Inc. (a)                          25,000      370,000
 Devon Energy Corporation                            15,000    1,102,500
 EXCO Resources, Inc.                                30,000      636,900
 Range Resources Corporation                         13,000      648,050
                                                            ------------
                                                               2,757,450
                                                            ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 1.8%
 Intel Corporation                                   30,000      612,000
                                                            ------------
SOFTWARE - 4.5%
 Citrix Systems, Inc. (a)                            10,000      416,100
 Nuance Communications, Inc. (a)                     18,000      279,720
 Oracle Corporation                                  20,000      490,800
 Sybase, Inc. (a)                                     8,000      347,200
                                                            ------------
                                                               1,533,820
                                                            ------------
SPECIALTY RETAIL - 3.4%
 Guess?, Inc.                                        15,000      634,500
 Tractor Supply Company (a)                          10,000      529,600
                                                            ------------
                                                               1,164,100
                                                            ------------
TEXTILES, APPAREL & LUXURY GOODS - 1.5%
 VF Corporation                                       7,000      512,680
                                                            ------------
TOTAL COMMON STOCKS
   (Cost $26,886,023)                                         33,533,416
                                                            ------------


   The accompanying notes are an integral part of these financial statements.

                            LKCM AQUINAS GROWTH FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.9%                        SHARES        VALUE
------------------------------------------------------------------------
MONEY MARKET FUNDS - 1.9%
 Federated Government Obligations Fund -
   Institutional Shares, 0.06% (c)                  651,821 $    651,821
                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $651,821)                                               651,821
                                                            ------------
 TOTAL INVESTMENTS - 100.3%
   (Cost $27,537,844)                                         34,185,237
 Liabilities in Excess of Other Assets - (0.3)%                 (114,080)
                                                            ------------
 TOTAL NET ASSETS - 100.0%                                  $ 34,071,157
                                                            ============
 ADR American Depository Receipt.


(a)  Non-income producing security.

(b)  U.S. Dollar-denominated foreign security.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.


   The accompanying notes are an integral part of these financial statements.

                          LKCM AQUINAS SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

------------------------------------------------------------------------
COMMON STOCKS - 95.1%                                SHARES        VALUE
------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.1%
 Hexcel Corporation (a)                               4,450  $    57,761
                                                             -----------
AIR FREIGHT & LOGISTICS - 1.9%
 Forward Air Corporation                              1,900       47,595
 UTI Worldwide, Inc. (b)                              3,800       54,416
                                                             -----------
                                                                 102,011
                                                             -----------
AUTO COMPONENTS - 1.1%
 LKQ Corporation (a)                                  2,950       57,791
                                                             -----------
CAPITAL MARKETS - 1.4%
 Raymond James Financial, Inc.                        3,050       72,498
                                                             -----------
CHEMICALS - 3.1%
 A. Schulman, Inc.                                    2,950       59,531
 Calgon Carbon Corporation (a)                        3,700       51,430
 Cytec Industries, Inc.                               1,400       50,988
                                                             -----------
                                                                 161,949
                                                             -----------
COMMERCIAL BANKS - 4.5%
 First Horizon National Corporation                   4,710       63,120
 Glacier Bancorp, Inc.                                3,200       43,904
 Prosperity Bancshares, Inc.                          1,450       58,682
 Synovus Financial Corp.                             14,000       28,700
 Texas Capital Bancshares, Inc. (a)                   2,900       40,484
                                                             -----------
                                                                 234,890
                                                             -----------
COMMERCIAL SERVICES & SUPPLIES - 4.2%
 Administaff, Inc.                                    2,550       60,154
 Copart, Inc. (a)                                     1,350       49,450
 Resources Connection, Inc. (a)                       2,700       57,294
 Waste Connections, Inc. (a)                          1,600       53,344
                                                             -----------
                                                                 220,242
                                                             -----------
COMMUNICATIONS EQUIPMENT - 0.6%
 Arris Group Inc. (a)                                 2,900       33,147
                                                             -----------
COMPUTERS & PERIPHERALS - 3.3%
 3PAR, Inc. (a)                                       4,950       58,658
 Brocade Communications Systems, Inc. (a)             5,050       38,531
 Electronics For Imaging, Inc. (a)                    1,600       20,816
 Netezza Corporation (a)                              5,650       54,805
                                                             -----------
                                                                 172,810
                                                             -----------
CONSUMER FINANCE - 2.4%
 Cash America International, Inc.                     2,000       69,920
 First Cash Financial Services, Inc. (a)              2,650       58,803
                                                             -----------
                                                                 128,723
                                                             -----------
CONTAINERS & PACKAGING - 2.1%
 Packaging Corp of America                            2,550       58,676
 Silgan Holdings Inc.                                   900       52,092
                                                             -----------
                                                                 110,768
                                                             -----------
DISTRIBUTORS - 1.2%
 WESCO International, Inc. (a)                        2,250       60,773
                                                             -----------
------------------------------------------------------------------------
COMMON STOCKS                                        SHARES        VALUE
------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES - 2.1%
 Capella Education Company (a)                          650  $    48,945
 K12 Inc. (a)                                         3,150       63,850
                                                             -----------
                                                                 112,795
                                                             -----------
DIVERSIFIED MANUFACTURING - 0.8%
 Raven Industries, Inc.                               1,350       42,890
                                                             -----------
ELECTRICAL EQUIPMENT - 1.1%
 Baldor Electric Company                              2,100       58,989
                                                             -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%
 Itron, Inc. (a)                                      1,000       67,570
 National Instruments Corporation                     2,700       79,515
 Rofin-Sinar Technologies, Inc. (a)                   2,050       48,401
 Trimble Navigation Limited (a)                       1,850       46,620
                                                             -----------
                                                                 242,106
                                                             -----------
ENERGY EQUIPMENT & SERVICES - 3.2%
 Core Laboratories N.V. (b)                             550       64,966
 Dril-Quip, Inc. (a)                                  1,300       73,424
 Willbros Group, Inc. (a)                             1,900       32,053
                                                             -----------
                                                                 170,443
                                                             -----------
FOOD PRODUCTS - 0.8%
 Chiquita Brands International, Inc. (a)               2,200      39,688
                                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
 Haemonetics Corporation (a)                          1,150       63,422
 Luminex Corporation (a)                              1,450       21,649
 Meridian Bioscience, Inc.                            1,850       39,868
 Merit Medical Systems, Inc. (a)                        800       15,432
 NuVasive, Inc. (a)                                   2,200       70,356
 Wright Medical Group, Inc. (a)                       3,300       62,535
                                                             -----------
                                                                 273,262
                                                             -----------
HEALTH CARE PROVIDERS & SERVICES - 4.6%
 MWI Veterinary Supply, Inc. (a)                      2,200       82,940
 PAREXEL International Corporation (a)                5,600       78,960
 PSS World Medical, Inc. (a)                          3,600       81,252
                                                             -----------
                                                                 243,152
                                                             -----------
HOTELS, RESTAURANTS & LEISURE - 1.8%
 BJ's Restaurants, Inc. (a)                           2,850       53,637
 Boyd Gaming Corporation (a)                          4,850       40,594
                                                             -----------
                                                                  94,231
                                                             -----------
HOUSEHOLD DURABLES - 2.9%
 Jarden Corporation                                   2,050       63,365
 Tempur-Pedic International Inc. (a)                  3,700       87,431
                                                             -----------
                                                                 150,796
                                                             -----------
INSURANCE - 0.8%
 Argo Group International Holdings, Ltd. (a) (b)      1,424       41,495
                                                             -----------
INTERNET SOFTWARE & SERVICES - 2.3%
 LogMeIn, Inc. (a)                                    2,500       49,875
 MercadoLibre Inc. (a)                                1,350       70,025
                                                             -----------
                                                                 119,900
                                                             -----------
INVESTMENT BANK & BROKERAGE - 0.8%
 Evercore Partners Inc. - Class A                     1,450       44,080
                                                             -----------


   The accompanying notes are an integral part of these financial statements.

LKCM AQUINAS SMALL CAP FUND
SCHEDULE OF INVESTMENTS, CONTINUED
DECEMBER 31, 2009

------------------------------------------------------------------------
COMMON STOCKS                                        SHARES        VALUE
------------------------------------------------------------------------
IT SERVICES - 1.0%
 ManTech International Corporation - Class A (a)      1,050  $    50,694
                                                             -----------
LEISURE EQUIPMENT & PRODUCTS - 0.9%
 Brunswick Corporation                                3,700       47,027
                                                             -----------
MACHINERY - 3.7%
 CIRCOR International, Inc.                           1,600       40,288
 CLARCOR Inc.                                         1,250       40,550
 Kaydon Corporation                                   1,550       55,428
 Mueller Water Products, Inc. - Class A              11,300       58,760
                                                             -----------
                                                                 195,026
                                                             -----------
MARINE - 0.9%
 Kirby Corporation (a)                                1,400       48,762
                                                             -----------
MEDIA - 0.8%
 Live Nation Inc. (a)                                 4,850       41,274
                                                             -----------
METALS & MINING - 1.3%
 Carpenter Technology Corporation                     2,500       67,375
                                                             -----------
OIL & GAS DRILLING - 0.9%
 Atwood Oceanics, Inc. (a)                            1,400       50,190
                                                             -----------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 3.1%
 Carrizo Oil & Gas, Inc. (a)                          2,200       58,278
 Concho Resources Inc. (a)                            1,000       44,900
 EXCO Resources, Inc.                                 2,500       53,075
 Rosetta Resources, Inc. (a)                            400        7,972
                                                             -----------
                                                                 164,225
                                                             -----------
PHARMACEUTICALS - 1.0%
 Endo Pharmaceuticals Holdings Inc. (a)               2,600       53,326
                                                             -----------
ROAD & RAIL - 1.0%
 Landstar System, Inc.                                1,400       54,278
                                                             -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 2.1%
 Formfactor Inc. (a)                                  2,500       54,400
 Intersil Corporation - Class A                       3,650       55,991
                                                             -----------
                                                                 110,391
                                                             -----------
SOFTWARE - 9.2%
 ANSYS, Inc. (a)                                      1,300       56,498
 F5 Networks, Inc. (a)                                1,000       52,980
 MedAssets Inc. (a)                                   3,050       64,691
 MicroStrategy Incorporated - Class A (a)              800        75,216
 Nuance Communications, Inc. (a)                      4,100       63,714
 Solarwinds, Inc. (a)                                 2,100       48,321
 Sybase, Inc. (a)                                     1,150       49,910
 TIBCO Software Inc. (a)                              7,400       71,262
                                                             -----------
                                                                 482,592
                                                             -----------

------------------------------------------------------------------------
COMMON STOCKS                                        SHARES        VALUE
------------------------------------------------------------------------
SPECIALTY RETAIL - 8.9%
 DSW Inc. - Class A (a)                               3,600  $    93,168
 Foot Locker, Inc.                                    5,200       57,928
 Hibbett Sports Inc. (a)                              2,850       62,671
 Monro Muffler Brake, Inc.                              800       26,752
 PetMed Express, Inc.                                 3,500       61,705
 Signet Jewelers Ltd. (a) (b)                         1,650       44,088
 Tractor Supply Company (a)                           1,150       60,904
 Ulta Salon, Cosmetics & Fragrance, Inc. (a)          3,300       59,928
                                                             -----------
                                                                 467,144
                                                             -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.4%
 The Warnaco Group, Inc. (a)                          1,700       71,723
                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.0%
 SBA Communications Corporation - Class A (a)         1,550       52,948
                                                             -----------
TOTAL COMMON STOCKS
 (Cost $4,339,073)                                             5,004,165
                                                             -----------
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.5%
------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.5%
 The AIM STIT - Treasury Portfolio - Institutional
   Shares, 0.02% (c)                                 67,691       67,691
 Dreyfus Government Cash Management Fund -
   Institutional Shares, 0.00% (c)                   60,533       60,533
 Federated Government Obligations Fund -
   Institutional Shares, 0.06% (c)                  109,659      109,659
                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $237,883)                                               237,883
                                                             -----------
 TOTAL INVESTMENTS - 99.6%
   (Cost $4,576,956)                                           5,242,048
 Other Assets in Excess of Liabilities - 0.4%                     22,646
                                                             -----------
 TOTAL NET ASSETS - 100.0%                                   $ 5,264,694
                                                             ===========


(a)  Non-income producing security.

(b)  U.S. Dollar-denominated foreign security.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

-------------------------------------------------------------------
CORPORATE                                    PRINCIPAL
BONDS - 80.4%                                   AMOUNT        VALUE
-------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.9%
 United Technologies Corporation
   6.35%, 03/01/2011                          $100,000  $   106,017
                                                        -----------
BEVERAGES - 4.9%
 Anheuser-Busch Inbev Worldwide Inc. (a)
   3.00%, 10/15/2012                           175,000      175,936
     (Acquired 10/21/2009, Cost $176,300)
 The Coca-Cola Company:
   5.75%, 03/15/2011                            75,000       79,534
   5.35%, 11/15/2017                           150,000      161,844
 PepsiCo, Inc.
   4.65%, 02/15/2013                           175,000      187,065
                                                        -----------
                                                            604,379
                                                        -----------
BUILDING PRODUCTS - 0.8%
 Masco Corporation
   5.875%, 07/15/2012                          100,000      102,212
                                                        -----------
CHEMICALS - 3.4%
 E. I. du Pont de Nemours and Company
   3.25%, 01/15/2015                           150,000      148,766
 The Lubrizol Corporation
   5.50%, 10/01/2014                           250,000      266,406
                                                        -----------
                                                            415,172
                                                        -----------
COMMERCIAL BANKS - 1.7%
 Wells Fargo & Company
   5.25%, 10/23/2012                           200,000      213,654
                                                        -----------
COMMERCIAL SERVICES & SUPPLIES - 6.4%
 Allied Waste North America Inc.:
   5.75%, 02/15/2011                           100,000      104,075
   7.25%, 03/15/2015
     Callable 03/15/2010                       200,000      209,225
 Pitney Bowes Inc.
   4.625%, 10/01/2012                          150,000      159,661
 Waste Management, Inc.:
   7.375%, 08/01/2010                          200,000      207,202
   6.375%, 11/15/2012                          100,000      110,084
                                                        -----------
                                                            790,247
                                                        -----------
COMMUNICATIONS EQUIPMENT - 4.7%
 Cisco Systems, Inc.:
   5.25%, 02/22/2011                           150,000      157,443
   4.95%, 02/15/2019                           100,000      102,688
 Harris Corporation:
   5.00%, 10/01/2015                           200,000      206,859
   6.375%, 06/15/2019                          100,000      108,171
                                                        -----------
                                                            575,161
                                                        -----------
-------------------------------------------------------------------
CORPORATE                                    PRINCIPAL
BONDS                                           AMOUNT        VALUE
-------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 5.5%
 Dell Inc.:
   3.375%, 06/15/2012                         $100,000  $   103,473
   5.625%, 04/15/2014                          100,000      109,048
 Hewlett-Packard Company:
   4.25%, 02/24/2012                           150,000      157,421
   4.50%, 03/01/2013                           100,000      106,094
 International Business Machines Corporation
   2.10%, 05/06/2013                           200,000      199,760
                                                        -----------
                                                            675,796
                                                        -----------
CONSUMER FINANCE - 1.7%
 Western Union Company
   5.93%, 10/01/2016                           200,000      216,045
                                                        -----------
CONTAINERS & PACKAGING - 1.7%
 Ball Corporation:
   6.875%, 12/15/2012
     Callable 12/15/2010                       100,000      101,750
   7.125%, 09/01/2016
     Callable 09/01/2013                       100,000      103,000
                                                        -----------
                                                            204,750
                                                        -----------
DIVERSIFIED FINANCIAL SERVICES - 0.2%
 AXA Financial, Inc.
   7.75%, 08/01/2010                            25,000       25,949
                                                        -----------
DIVERSIFIED MANUFACTURING - 1.3%
 Honeywell International Inc.:
   4.25%, 03/01/2013                           100,000      105,062
   3.875%, 02/15/2014                           50,000       52,140
                                                        -----------
                                                            157,202
                                                        -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
 BellSouth Corporation
   6.00%, 10/15/2011                           100,000      108,178
 Verizon Communications, Inc.
   5.50%, 02/15/2018                           125,000      130,659
 Verizon Global Funding Corp.
   7.25%, 12/01/2010                            10,000       10,570
                                                        -----------
                                                            249,407
                                                        -----------
ELECTRICAL EQUIPMENT - 0.6%
 Emerson Electric Co.
   4.50%, 05/01/2013                            75,000       79,622
                                                        -----------
ENERGY EQUIPMENT & SERVICES - 3.4%
 Baker Hughes Incorporated
   6.50%, 11/15/2013                           150,000      169,462
 Halliburton Company
   5.50%, 10/15/2010                            40,000       41,636
 Weatherford International, Inc.:
   5.95%, 06/15/2012                           100,000      107,084
   6.35%, 06/15/2017                           100,000      104,752
                                                        -----------
                                                            422,934
                                                        -----------


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

-------------------------------------------------------------------
CORPORATE                                    PRINCIPAL
BONDS                                           AMOUNT        VALUE
-------------------------------------------------------------------
FOOD & STAPLES RETAILING - 4.3%
 CVS Caremark Corporation:
   5.75%, 08/15/2011                          $100,000  $   106,529
   4.875%, 09/15/2014                          100,000      106,052
   5.75%, 06/01/2017                           100,000      105,701
 Walgreen Company
   4.875%, 08/01/2013                          200,000      214,945
                                                        -----------
                                                            533,227
                                                        -----------
FOOD PRODUCTS - 2.6%
 The Hershey Company
   4.85%, 08/15/2015                           200,000      209,918
 McCormick & Company, Incorporated
   5.25%, 09/01/2013                           100,000      108,151
                                                        -----------
                                                            318,069
                                                        -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
 Fisher Scientific International Inc.
   6.125%, 07/01/2015
     Callable 07/01/2010                       100,000      103,138
 Medtronic, Inc.
   4.50%, 03/15/2014                           100,000      106,005
                                                        -----------
                                                            209,143
                                                        -----------
HOTELS, RESTAURANTS & LEISURE - 0.9%
 McDonald's Corporation
   6.00%, 04/15/2011                           100,000      105,998
                                                        -----------
HOUSEHOLD PRODUCTS - 2.9%
 Kimberly-Clark Corporation
   5.625%, 02/15/2012                          100,000      107,790
 The Procter & Gamble Company
   8.00%, 09/01/2024
     Putable 09/01/2014                        200,000      248,222
                                                        -----------
                                                            356,012
                                                        -----------
INDUSTRIAL CONGLOMERATES - 1.5%
 3M Co.
   4.375%, 08/15/2013                          175,000      188,569
                                                        -----------
INVESTMENT BANK & BROKERAGE - 1.5%
 Credit Suisse First Boston USA
   6.50%, 01/15/2012                            45,000       48,992
 The Goldman Sachs Group, Inc.:
   5.15%, 01/15/2014                            30,000       31,765
   5.125%, 01/15/2015                          100,000      105,191
                                                        -----------
                                                            185,948
                                                        -----------
MACHINERY - 0.8%
 Dover Corporation
   6.50%, 02/15/2011                           100,000      105,670
                                                        -----------

CORPORATE                                 PRINCIPAL
BONDS                                     AMOUNT            VALUE
------------------------------------------------------------------
MEDIA - 2.2%
 Viacom Inc.
   6.625%, 05/15/2011                         $100,000 $    104,830
 The Walt Disney Company
   6.375%, 03/01/2012                          150,000      163,929
                                                      -------------
                                                            268,759
                                                      -------------
METALS & MINING - 2.7%
 Alcoa Inc.
   6.00%, 01/15/2012                           150,000      157,731
 Peabody Energy Corporation
   6.875%, 03/15/2013
     Callable 03/15/2010                       175,000      177,844
                                                      -------------
                                                            335,575
                                                      -------------
MULTILINE RETAIL - 2.7%
 J.C. Penney Co., Inc.
   7.65%, 08/15/2016                           200,000      217,000
 Kohl's Corporation
   6.25%, 12/15/2017                           100,000      110,827
                                                      -------------
                                                            327,827
                                                      -------------
OIL & GAS EXPLORATION & PRODUCTION COMPANIES - 11.9%
 Amerada Hess Corporation
   6.65%, 08/15/2011                           100,000      108,449
 Apache Corporation
   6.25%, 04/15/2012                           100,000      109,086
 Burlington Resources Finance Company (b)
   6.68%, 02/15/2011                           100,000      106,293
 Conoco Funding Company (b)
   6.35%, 10/15/2011                           100,000      108,842
 ConocoPhillips
   4.75%, 02/01/2014                           100,000      107,469
 EOG Resources, Inc.
   6.125%, 10/01/2013                          150,000      165,783
 Noble Energy, Inc.
   5.25%, 04/15/2014                           200,000      205,252
 Occidental Petroleum Corporation
   6.75%, 01/15/2012                           100,000      109,468
 USX Corporation
   9.125%, 01/15/2013                          200,000      228,050
 XTO Energy, Inc.
   6.25%, 04/15/2013                           200,000      220,437
                                                      -------------
                                                          1,469,129
                                                      -------------
ROAD & RAIL - 0.9%
 Burlington Northern Santa Fe Corporation
   6.75%, 07/15/2011                           100,000      107,732
                                                      -------------
SOFTWARE - 3.4%
 Microsoft Corporation
   2.95%, 06/01/2014                           200,000      202,350
 Oracle Corporation:
   5.00%, 01/15/2011                           100,000      104,017
   5.25%, 01/15/2016                           100,000      108,126
                                                      -------------
                                                            414,493
                                                      -------------


   The accompanying notes are an integral part of these financial statements.

                         LKCM AQUINAS FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 2009

-------------------------------------------------------------------
                                            SHARES OR
CORPORATE                                   PRINCIPAL
BONDS                                        AMOUNT          VALUE
-------------------------------------------------------------------
SPECIALTY RETAIL - 1.2%
 The Sherwin-Williams Company
   3.125%, 12/15/2014                       $150,000  $    148,314
                                                      -------------
TOTAL CORPORATE BONDS
   (Cost $9,495,948)                                      9,913,012
                                                      -------------
-------------------------------------------------------------------
MUNICIPAL BONDS - 3.0%
-------------------------------------------------------------------
 Southern California Public Power Authority
   Power Project
   6.93%, 05/15/2017                         330,000       374,428
                                                      -------------
TOTAL MUNICIPAL BONDS
   (Cost $367,994)                                         374,428
                                                      -------------
-------------------------------------------------------------------
PREFERRED STOCKS - 1.0%
-------------------------------------------------------------------
INVESTMENT BANK & BROKERAGE - 1.0%
 The Goldman Sachs Group, Inc.
   Callable 10/31/2010                         4,750       119,890
                                                      -------------
TOTAL PREFERRED STOCKS
   (Cost $118,750)                                         119,890
                                                      -------------
-------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY ISSUES - 10.0%
-------------------------------------------------------------------
FEDERAL HOME LOAN BANK - 1.8%
 5.50%, 08/13/2014                          $200,000       224,619
                                                      -------------
U.S. TREASURY INFLATION INDEXED BOND - 2.0%
 1.625%, 01/15/2015                          237,750       247,556
                                                      -------------
U.S. TREASURY NOTES - 6.2%
 4.25%, 11/15/2014                           200,000       215,500
 4.25%, 08/15/2015                           200,000       214,125
 5.125%, 05/15/2016                          300,000       334,688
                                                      -------------
                                                           764,313
                                                      -------------
TOTAL U.S. GOVERNMENT & AGENCY ISSUES
   (Cost $1,137,113)                                      1,236,488
                                                      -------------

-------------------------------------------------------------------
                                              SHARES OR
SHORT-TERM                                    PRINCIPAL
INVESTMENTS - 4.2%                             AMOUNT        VALUE
-------------------------------------------------------------------
CORPORATE BONDS - 2.1%
 The Home Depot, Inc.
   4.625%, 08/15/2010                         $250,000  $   255,966
                                                        -----------
MONEY MARKET FUNDS - 2.1%
 Federated Government Obligations Fund -
   Institutional Shares, 0.06% (c)             258,562      258,562
                                                        -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $514,223)                                          514,528
                                                        -----------
 TOTAL INVESTMENTS - 98.6%
   (Cost $11,634,028)                                    12,158,346
 Other Assets in Excess of Liabilities - 1.4%               169,306
                                                        -----------
 TOTAL NET ASSETS - 100.0%                              $12,327,652
                                                        ===========


(a) Restricted security purchased in a Rule 144A private offering. Resale to the public may require registration or may extend only to qualified institutional buyers.

(b)  U.S. Dollar-denominated foreign security.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.


   The accompanying notes are an integral part of these financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2009


                                                     LKCM             LKCM           LKCM             LKCM
                                                    AQUINAS          AQUINAS        AQUINAS       AQUINAS FIXED
                                                   VALUE FUND      GROWTH FUND   SMALL CAP FUND     INCOME FUND
ASSETS:
Investments, at value * ......................   $  36,621,584    $  34,185,237   $   5,242,048   $  12,158,346
Dividends and interest receivable ............          22,761           16,856           2,473         171,988
Receivable from Adviser ......................              --               --           9,879          10,842
Receivable for fund shares sold ..............          17,482            6,242          21,964           2,460
Other assets .................................           8,427           10,145          10,373           8,882
                                                 -------------    -------------   -------------   -------------
 Total assets ................................      36,670,254       34,218,480       5,286,737      12,352,518
                                                 -------------    -------------   -------------   -------------
LIABILITIES:
Payable for investment advisory fees .........          52,475           67,111              --              --
Payable for fund shares redeemed .............          15,155            3,465             317             936
Distribution expense payable .................          37,781           47,557           4,697              --
Accrued expenses and other liabilities .......          28,359           29,190          17,029          23,930
                                                 -------------    -------------   -------------   -------------
 Total liabilities ...........................         133,770          147,323          22,043          24,866
                                                 -------------    -------------   -------------   -------------
NET ASSETS ...................................   $  36,536,484    $  34,071,157   $   5,264,694   $  12,327,652
                                                 =============    =============   =============   =============
NET ASSETS CONSIST OF:
Paid in capital ..............................   $  35,182,807    $  31,337,376   $   5,747,093   $  12,144,238
Undistributed net investment income ..........          10,150               --              --             287
Accumulated net realized loss on investments .      (3,273,201)      (3,913,612)     (1,147,491)       (341,191)
Net unrealized appreciation on investments ...       4,616,728        6,647,393        665,092          524,318
                                                 -------------    -------------   -------------   -------------
NET ASSETS ...................................   $  36,536,484    $  34,071,157   $   5,264,694   $  12,327,652
                                                 =============    =============   =============   =============
NET ASSETS ...................................   $  36,536,484    $  34,071,157   $   5,264,694   $  12,327,652
Shares of beneficial interest outstanding
 (unlimited shares of no par value
 authorized) .................................       3,377,283        2,390,306       1,002,424       1,207,932
Net asset value per share
 (offering and redemption price) .............   $       10.82    $       14.25   $        5.25   $       10.21
                                                 =============    =============   =============   =============
* Cost of Investments ........................   $  32,004,856    $  27,537,844   $   4,576,956   $  11,634,028
                                                 =============    =============   =============   =============

   The accompanying notes are an integral part of these financial statements.


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2009
                                                                        LKCM             LKCM            LKCM            LKCM
                                                                      AQUINAS          AQUINAS          AQUINAS       AQUINAS FIXED
                                                                     VALUE FUND      GROWTH FUND    SMALL CAP FUND     INCOME FUND
INVESTMENT INCOME:
Dividends * .....................................................  $      492,495   $      345,569  $       25,608   $        7,363
Interest ........................................................           1,441            2,135             461          506,655
                                                                   --------------   --------------  --------------   --------------
 Total income ...................................................         493,936          347,704          26,069          514,018
                                                                   --------------   --------------  --------------   --------------
EXPENSES:
Investment advisory fees ........................................         263,050          260,985          40,163           66,883
Distribution expense (Note B) ...................................          73,069           72,496          10,041               --
Accounting and transfer agent fees and expenses .................          59,074           60,623          39,442           69,555
Administrative fees .............................................          28,843           27,605          20,925           26,585
Federal and state registration ..................................          20,396           19,565          16,785           17,482
Professional fees ...............................................          13,133           13,117           4,709            7,147
Custody fees and expenses .......................................           4,066            3,909          12,268            3,599
Reports to shareholders .........................................          10,428           10,794           1,546            4,223
Trustees' fees ..................................................           4,165            4,420             670            1,277
Other ...........................................................           7,145            7,187           1,117            2,804
                                                                   --------------   --------------   --------------   --------------
 Total expenses .................................................         483,369          480,701         147,666          199,555
 Less, expense waiver (Note B) ..................................         (44,951)         (45,726)        (87,421)        (110,430)
                                                                   --------------   --------------   --------------   --------------
 Net expenses ...................................................         438,418          434,975          60,245           89,125
                                                                   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME (LOSS) ....................................          55,518          (87,271)        (34,176)         424,893
                                                                   --------------   --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments .........................      (2,432,411)      (1,717,058)       (448,448)          91,053
Net change in unrealized appreciation/depreciation on investments      11,058,393        9,662,551       1,627,698          574,163
                                                                   --------------   --------------   --------------   --------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS .................................................       8,625,982        7,945,493       1,179,250          665,216
                                                                   --------------   --------------   --------------   --------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ......................................  $    8,681,500   $    7,858,222   $   1,145,074    $   1,090,109
                                                                   ==============   ==============   ==============   ==============
* Net of foreign taxes withheld .................................  $           --   $        3,811   $          87    $          --
                                                                   ==============   ==============   ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 LKCM AQUINAS                       LKCM AQUINAS
                                                                  VALUE FUND                        GROWTH FUND
                                                        Year Ended        Year Ended        Year Ended       Year Ended
                                                       December 31,      December 31,      December 31,     December 31,
                                                          2009               2008              2009              2008
                                                     ---------------   ---------------   ---------------   ---------------
OPERATIONS:
Net investment income (loss) .......................  $       55,518   $       118,884   $       (87,271)  $      (126,196)
Net realized loss on investments ...................      (2,432,411)         (607,729)       (1,717,058)       (2,188,241)
Net change in unrealized appreciation/depreciation
 on investments ....................................      11,058,393       (14,367,577)        9,662,551       (11,446,087)
                                                     ---------------   ---------------   ---------------   ---------------
 Net increase (decrease) in net assets
                  resulting from operations ........       8,681,500       (14,856,422)        7,858,222       (13,760,524)
                                                     ---------------   ---------------   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
Net investment income ..............................         (50,327)         (119,073)               --            (7,336)
                                                     ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 FUND SHARE TRANSACTIONS (NOTE C) ..................       2,721,347         2,723,748          (730,914)       (1,360,990)
                                                     ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets ............      11,352,520       (12,251,747)        7,127,308       (15,128,850)
NET ASSETS:
Beginning of period ................................      25,183,964        37,435,711        26,943,849        42,072,699
                                                     ---------------   ---------------   ---------------   ---------------
End of period * ....................................    $ 36,536,484   $    25,183,964   $    34,071,157   $    26,943,849
                                                     ---------------   ---------------   ---------------   ---------------
* Including undistributed net
 investment income of: .............................     $    10,150   $         4,750   $            --   $           900
                                                     ===============   ===============   ===============   ===============

                                                                LKCM AQUINAS                        LKCM AQUINAS
                                                               SMALL CAP FUND                     FIXED INCOME FUND
                                                         Year Ended        Year Ended       Year Ended        Year Ended
                                                        December 31,      December 31,      December 31,     December 31,
                                                           2009               2008             2009              2008
                                                      ---------------   ---------------   ---------------   ---------------
OPERATIONS:
Net investment income (loss) .......................  $       (34,176)  $       (46,862)  $       424,893   $       382,579
Net realized gain (loss) on investments ............         (448,448)         (589,173)           91,053          (128,977)
Net change in unrealized appreciation/depreciation
 on investments ....................................        1,627,698        (2,018,524)          574,163          (128,587)
                                                      ---------------   ---------------   ---------------   ---------------
 Net increase (decrease) in net assets
   resulting from operations .......................        1,145,074        (2,654,559)        1,090,109           125,015
                                                      ---------------   ---------------   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS: ..................................
Net investment income ..............................               --                --          (424,991)         (385,418)
Net realized gain on investments ...................               --            (4,082)               --                --
                                                      ---------------   ---------------   ---------------   ---------------
                                                                   --            (4,082)         (424,991)         (385,418)
                                                      ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 FROM FUND SHARE TRANSACTIONS (NOTE C) .............          716,457        (4,728,647)        1,751,686           938,640
                                                      ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets ............        1,861,531        (7,387,288)        2,416,804           678,237
NET ASSETS:
Beginning of period ................................        3,403,163        10,790,451         9,910,848         9,232,611
                                                      ---------------   ---------------   ---------------   ---------------
End of period * ....................................  $     5,264,694   $     3,403,163   $    12,327,652   $     9,910,848
                                                      ---------------   ---------------   ---------------   ---------------
* Including undistributed net
 investment income of: .............................  $            --   $           500   $           287   $           385
                                                      ===============   ===============   ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                              LKCM AQUINAS VALUE FUND

                                                             Year          Year         Year         Year          Year
                                                             Ended         Ended        Ended        Ended         Ended
                                                         December 31,  December 31,   December 31, December 31,  December 31,
                                                             2009          2008          2007         2006           2005(1)
                                                         ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE - BEGINNING OF PERIOD .................  $       8.15  $      13.07  $      13.71  $      12.24  $      11.77
                                                         ------------  ------------  ------------  ------------  ------------
Net investment income .................................          0.02          0.04          0.10          0.07          0.04
Net realized and unrealized gain (loss) on investments           2.67        (4.92)          1.01          1.95          0.44
                                                         ------------  ------------  ------------  ------------  ------------
   Total from investment operations ...................          2.69        (4.88)          1.11          2.02          0.48
                                                         ------------  ------------  ------------  ------------  ------------
Dividends from net investment income ..................        (0.02)        (0.04)        (0.10)        (0.11)        (0.01)
Distributions from net realized gains .................           --             --        (1.65)        (0.44)            --
                                                         ------------  ------------  ------------  ------------  ------------
   Total dividends and distributions ..................        (0.02)        (0.04)        (1.75)        (0.55)        (0.01)
                                                         ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE - END OF PERIOD .......................  $      10.82  $       8.15       $ 13.07  $      13.71  $      12.24
                                                         ============  ============  ============  ============  ============
TOTAL RETURN ..........................................        32.94%      (37.34)%       8.05%          16.51%         4.13%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .................  $     36,536  $     25,184     $ 37,436   $     39,826  $     42,690
Ratio of expenses to average net assets: ..............
   Before expense waiver and/or reimbursement .........         1.65%         1.58%        1.49%          1.49%         1.55%
   After expense waiver and/or reimbursement ..........         1.50%         1.50%        1.49%          1.49%      1.52%(2)
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement .........         0.04%         0.28%        0.65%          0.44%         0.34%
   After expense waiver and/or reimbursement ..........         0.19%         0.36%        0.65%          0.44%         0.37%
Portfolio turnover rate ...............................           29%           70%          62%            47%           71%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Value Fund. The assets of the Aquinas Value Fund were acquired by the LKCM Aquinas Value Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) The LKCM Aquinas Value Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.


                                                                              LKCM AQUINAS GROWTH FUND
                                                                Year           Year         Year          Year          Year
                                                                Ended          Ended        Ended         Ended         Ended
                                                             December 31,  December 31,  December 31,  December 31,  December 31,
                                                                2009           2008         2007          2006          2005(1)
                                                             ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE - BEGINNING OF PERIOD .................      $      10.96  $      16.38  $      15.45  $      15.61  $      14.67
                                                             ------------  ------------  ------------  ------------  ------------
Net investment income (loss) ..........................         (0.04)(2)     (0.05)(2)          0.01     (0.06)(2)          0.03
Net realized and unrealized gain (loss) on investments               3.33        (5.37)          1.97          0.03          1.31
                                                             ------------  ------------  ------------  ------------  ------------
   Total from investment operations ...................              3.29        (5.42)          1.98        (0.03)          1.34
                                                             ------------  ------------  ------------  ------------  ------------
Dividends from net investment income ..................                --     (0.00)(3)        (0.01)            --        (0.03)
Distributions from net realized gains .................                --            --        (1.04)        (0.13)        (0.37)
                                                             ------------  ------------  ------------  ------------  ------------
   Total dividends and distributions ..................                --     (0.00)(3)        (1.05)        (0.13)        (0.40)
                                                             ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE - END OF PERIOD .......................      $      14.25  $      10.96  $      16.38  $      15.45  $      15.61
                                                             ============  ============  ============  ============  ============
TOTAL RETURN ..........................................            30.02%      (33.07)%        12.75%       (0.22)%         9.15%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .................      $     34,071  $     26,944  $     42,073  $     58,997  $     74,606
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement .........             1.66%         1.56%         1.47%         1.46%         1.51%
   After expense waiver and/or reimbursement ..........             1.50%         1.50%         1.47%         1.46%      1.51%(4)
Ratio of net investment income (loss) to average net assets:
   Before expense waiver and/or reimbursement .........           (0.46)%       (0.40)%         0.06%       (0.36)%         0.25%
   After expense waiver and/or reimbursement ..........           (0.30)%       (0.34)%         0.06%       (0.36)%         0.25%
Portfolio turnover rate ...............................               47%           67%           40%           73%          114%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Growth Fund. The assets of the Aquinas Growth Fund were acquired by the LKCM Aquinas Growth Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(3)  Less than $(0.005).

(4) The LKCM Aquinas Growth Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.


   The accompanying notes are an integral part of these financial statements.


                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
--------------------------------------------------------------------------------
                                                                           LKCM AQUINAS SMALL CAP FUND

                                                               Year          Year         Year          Year          Year
                                                              Ended          Ended        Ended         Ended         Ended
                                                            December 31,  December 31, December 31,  December 31,  December 31,
                                                               2009          2008          2007          2006         2005(1)
                                                           ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE - BEGINNING OF PERIOD .................    $       4.03  $       6.47  $       6.58  $       5.82  $       5.66
                                                           ------------  ------------  ------------  ------------  ------------
Net investment loss ...................................       (0.04)(2)     (0.04)(2)     (0.03)(3)     (0.04)(3)     (0.07)(3)
Net realized and unrealized gain (loss) on investments             1.26        (2.40)          0.04          0.80          0.23
                                                           ------------  ------------  ------------  ------------  ------------
   Total from investment operations ...................            1.22        (2.44)          0.01          0.76          0.16
                                                           ------------  ------------  ------------  ------------  ------------
Distributions from net realized gains .................              --     (0.00)(4)        (0.12)            --            --
                                                           ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE - END OF PERIOD .......................    $       5.25  $       4.03  $       6.47  $       6.58  $       5.82
                                                           ============  ============  ============  ============  ============
TOTAL RETURN ..........................................          30.27%      (37.64)%         0.08%        13.06%         2.83%
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (thousands)                      $      5,265  $      3,403  $     10,790  $     10,957  $      7,064
Ratio of expenses to average net assets: ..............
   Before expense waiver and/or reimbursement .........           3.68%         2.91%         2.18%         2.32%         2.65%
   After expense waiver and/or reimbursement ..........           1.50%         1.50%         1.50%         1.50%      1.73%(5)
Ratio of net investment loss to average net assets: ...
   Before expense waiver and/or reimbursement .........         (3.03)%       (2.11)%       (1.18)%       (1.53)%       (2.09)%
   After expense waiver and/or reimbursement ..........         (0.85)%       (0.70)%       (0.50)%       (0.71)%       (1.17)%
Portfolio turnover rate ...............................             66%           91%           66%           91%          148%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Small-Cap Fund. The assets of the Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Small Cap Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(4)  Less than $(0.005).

(5) The LKCM Aquinas Small Cap Fund implemented a voluntary expense cap of 1.50% effective July 11, 2005.


                                                                          LKCM AQUINAS FIXED INCOME FUND
                                                               Year           Year          Year         Year          Year
                                                               Ended         Ended          Ended        Ended         Ended
                                                            December 31,  December 31,   December 31, December 31,  December 31,
                                                               2009           2008          2007         2006          2005(1)
                                                            ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE - BEGINNING OF PERIOD .................     $       9.59  $       9.86  $       9.81  $       9.84  $      10.06
                                                            ------------  ------------  ------------  ------------  ------------
Net investment income .................................             0.38          0.40       0.42(2)          0.40          0.37
Net realized and unrealized gain (loss) on investments              0.62        (0.27)          0.15        (0.03)        (0.19)
                                                            ------------  ------------  ------------  ------------  ------------
   Total from investment operations ...................             1.00          0.13          0.57          0.37          0.18
                                                            ------------  ------------  ------------  ------------  ------------
Dividends from net investment income ..................           (0.38)        (0.40)        (0.52)        (0.40)        (0.36)
Distributions from net realized gains .................               --            --            --            --        (0.04)
                                                            ------------  ------------  ------------  ------------  ------------
   Total dividends and distributions ..................           (0.38)        (0.40)        (0.52)        (0.40)        (0.40)
                                                            ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE - END OF PERIOD .......................     $      10.21  $       9.59  $       9.86  $       9.81  $       9.84
                                                            ============  ============  ============  ============  ============
TOTAL RETURN                                                      10.51%         1.30%         5.95%         3.82%         1.75%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .................     $     12,328  $      9,911  $      9,233  $     39,618  $     42,782
Ratio of expenses to average net assets:
   Before expense waiver and/or reimbursement .........            1.79%         1.97%         1.46%         0.99%         1.11%
   After expense waiver and/or reimbursement ..........            0.80%         0.80%         0.80%         0.80%      0.93%(3)
Ratio of net investment income to average net assets:
   Before expense waiver and/or reimbursement .........            2.82%         2.93%         3.45%         3.73%         3.34%
   After expense waiver and/or reimbursement ..........            3.81%         4.10%         4.11%         3.92%         3.52%
Portfolio turnover rate ...............................              28%           20%           18%           24%          152%

(1) The financial highlights set forth herein include the historical financial highlights of the Aquinas Fixed Income Fund. The assets of the Aquinas Fixed Income Fund were acquired by the LKCM Aquinas Fixed Income Fund on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation.

(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3) The LKCM Aquinas Fixed Income Fund implemented a voluntary expense cap of 0.80% effective July 11, 2005.


   The accompanying notes are an integral part of these financial statements.

LKCM FUNDS

NOTES TO THE FINANCIAL STATEMENTS

A. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of nine diversified series of shares, four of which are the LKCM Aquinas Value, LKCM Aquinas Growth, LKCM Aquinas Small Cap and LKCM Aquinas Fixed Income Funds (collectively, the "Funds") and are reported here. On July 11, 2005, the Funds acquired the assets and assumed the liabilities of the Aquinas Funds. The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days.

The LKCM Aquinas Value Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that Luther King Capital Management Corporation (the "Adviser") believes to be undervalued relative to a company's earnings growth rate. The LKCM Aquinas Growth Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities that the Adviser believes generally have above-average growth in revenue and/or earnings, above average returns on shareholders' equity, under-leveraged balance sheets and/or potential for above-average capital appreciation. The LKCM Aquinas Small Cap Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of small companies (those with market capitalizations at the time of investment between $400 million and $2.5 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Aquinas Fixed Income Fund seeks to provide investors with current income by investing primarily in a portfolio of investment grade, short and intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities.

The LKCM Aquinas Funds practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops' Socially Responsible Investing Guidelines ("Guidelines"). Each Fund's investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices conflict with the Guidelines, and excluding from the Fund's portfolios the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Funds for policies on various issued contemplated by the Guidelines. If a Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company's securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

1. SECURITY VALUATION: Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price, taken from the exchange where the security is primarily traded. Nasdaq National Market securities are valued at the Nasdaq Official Closing Price ("NOCP"). Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued at the mean of bid and ask price and/or by using a combination of daily quotes or matrix evaluations provided by an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees. The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the Adviser. The procedures authorize the Adviser to make all determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may also use independent pricing services to assist in pricing portfolio securities.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

     Level 1 - Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

     Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

     Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2009:


LKCM AQUINAS VALUE FUND
     DESCRIPTION                       LEVEL 1       LEVEL 2      LEVEL 3     TOTAL
----------------------------------   ------------ ------------ ------------ ---------
     Common Stocks                   $34,993,048        $ --      $ --    $34,993,048
     Money Market Funds                1,628,536          --        --      1,628,536
                                     ------------------------------------------------
     Total Investments*              $36,621,584        $ --      $ --    $36,621,584
                                     ================================================


LKCM AQUINAS GROWTH FUND
     DESCRIPTION                       LEVEL 1       LEVEL 2      LEVEL 3     TOTAL
----------------------------------   ------------ ------------ ------------ ---------
     Common Stocks                   $ 33,533,416       $ --      $ --    $33,533,416
     Money Market Funds                   651,821         --        --        651,821
                                     ------------------------------------------------
     Total Investments*              $ 34,185,237       $ --      $ --    $34,185,237
                                     ================================================

LKCM AQUINAS SMALL CAP FUND
     DESCRIPTION                       LEVEL 1       LEVEL 2      LEVEL 3     TOTAL
----------------------------------   ------------ ------------ ------------ ---------
     Common Stocks                    $5,004,165        $ --      $ --     $5,004,165
     Money Market Funds                  237,883          --        --        237,883
                                     ------------------------------------------------
     Total Investments*               $5,242,048        $ --      $ --     $5,242,048
                                     ================================================

LKCM AQUINAS FIXED INCOME FUND
     DESCRIPTION                       LEVEL 1       LEVEL 2      LEVEL 3     TOTAL
----------------------------------   ------------ ------------ ------------ ---------
     Preferred Stocks                   $119,890  $       --      $ --      $ 119,890
     Corporate Bonds                          --  10,168,978        --     10,168,978
     Municipal Bonds                          --     374,428        --        374,428
     U.S. Government & Agency Issues          --   1,236,488        --      1,236,488
     Money Market Funds                  258,562          --        --        258,562
                                     ------------------------------------------------
     Total Investments*                 $378,452 $11,779,894      $ --    $12,158,346
                                     ================================================

* Additional information regarding the industry and/or geographical classifications of these investments is disclosed in the Schedule of Investments.


In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008. The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The standard does not have any impact on the Funds' financial disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through February 25, 2010, the date the financial statements were available to be issued.

2. FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3. DISTRIBUTIONS TO SHAREHOLDERS: The LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Aquinas Fixed Income Fund generally intends to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

4. FOREIGN SECURITIES: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5. EXPENSE ALLOCATION: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7. GUARANTEES AND INDEMNIFICATIONS: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8. OTHER: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2009, reclassifications were recorded as follows:

                                          LKCM         LKCM        LKCM
                                         AQUINAS     AQUINAS     AQUINAS
                                          VALUE       GROWTH    SMALL CAP
                                          FUND         FUND        FUND
                                         -------     -------     -------
Undistributed net investment income       $ 209     $ 86,371    $ 33,676
Accumulated gain                             --        2,033       2,065
Paid in capital                            (209)     (88,404)    (35,741)

9. RESTRICTED AND ILLIQUID SECURITIES: The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B. INVESTMENT ADVISORY AND OTHER AGREEMENTS: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's average daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual cap rates presented below as applied to each Fund's average daily net assets. For the year ended December 31, 2009, the Adviser waived the following expenses:

                            LKCM       LKCM        LKCM         LKCM
                           AQUINAS    AQUINAS     AQUINAS      AQUINAS
                            VALUE     GROWTH     SMALL CAP      FIXED
                            FUND       FUND        FUND      INCOME FUND
                          --------   ---------   ---------   ----------
Annual Advisory Rate         0.90%      0.90%       1.00%         0.60%
Annual Cap on Expenses       1.50%      1.50%       1.50%         0.80%
Expenses Waived in 2009    $44,951    $45,726     $87,421      $110,430

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

The LKCM Funds have adopted a Rule 12b-1 plan for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds, under which each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund's average daily net assets for the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds. For the year ended December 31, 2009, fees accrued by the LKCM Aquinas Value, LKCM Aquinas Growth and LKCM Aquinas Small Cap Funds pursuant to the 12b-1 Plan were $73,069, $72,496 and $10,041, respectively.

C. FUND SHARES: At December 31, 2009, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

AQUINAS VALUE FUND
                                       YEAR ENDED                 YEAR ENDED
                                   DECEMBER 31, 2009          DECEMBER 31, 2008
                                 -------------------------  -------------------------
                                   SHARES         AMOUNT      SHARES       AMOUNT
                                 ------------ ------------  ------------ ------------
Shares sold                           661,469 $  5,960,330       639,919 $  7,205,108
Shares issued to shareholders in
   reinvestment of distributions        4,414       48,199        14,192      113,678
Shares redeemed                      (377,448)  (3,287,285)     (429,224)  (4,595,538)
Redemption fee                                         103                        500
                                 ------------ ------------  ------------ ------------
Net increase                          288,435 $  2,721,347       224,887 $  2,723,748
                                              ============               ============
SHARES OUTSTANDING:
Beginning of period                 3,088,848                  2,863,961
                                 ------------               ------------
End of period                       3,377,283                  3,088,848
                                 ============               ============


AQUINAS GROWTH FUND
                                       YEAR ENDED                  YEAR ENDED
                                   DECEMBER 31, 2009           DECEMBER 31, 2008
                                 -------------------------  -------------------------
                                   SHARES        AMOUNT       SHARES         AMOUNT
                                 ------------ ------------  ------------ ------------
Shares sold                           309,570 $  3,787,992       286,190 $  4,173,631
Shares issued to shareholders in
   reinvestment of distributions           --           --           649        6,956
Shares redeemed                      (377,902)  (4,518,948)    (397,477)   (5,541,654)
Redemption fee                                          42                         77
                                 ------------ ------------  ------------ ------------
Net decrease                          (68,332)$   (730,914)    (110,638) $ (1,360,990)
                                              ============               ============
SHARES OUTSTANDING:
Beginning of period                 2,458,638                  2,569,276
                                 ------------               ------------
End of period                       2,390,306                  2,458,638
                                 ============               ============

AQUINAS SMALL CAP FUND
                                       YEAR ENDED                  YEAR ENDED
                                    DECEMBER 31, 2009           DECEMBER 31, 2008
                                 -------------------------  -------------------------
                                   SHARES        AMOUNT       SHARES         AMOUNT
                                 ------------ ------------  ------------ ------------
Shares sold                           237,925 $  1,047,685       483,493 $  2,753,283
Shares issued to shareholders in
   reinvestment of distributions           --           --         1,027        4,015
Shares redeemed                       (79,957)    (331,250)   (1,308,551)  (7,486,162)
Redemption fee                                          22                        217
                                 ------------ ------------  ------------ ------------
Net increase (decrease)               157,968 $    716,457      (824,031)$ (4,728,647)
                                              ============               ============
SHARES OUTSTANDING:
Beginning of period                   844,456                  1,668,487
                                 ------------               ------------
End of period                       1,002,424                    844,456
                                 ============               ============

AQUINAS FIXED INCOME FUND

                                       YEAR ENDED                  YEAR ENDED
                                   DECEMBER 31, 2009           DECEMBER 31, 2008
                                 -------------------------  -------------------------
                                 SHARES         AMOUNT       SHARES         AMOUNT
                                 ------------ ------------  ------------ ------------
Shares sold                           362,451 $  3,630,325       185,882 $  1,801,952
Shares issued to shareholders in
   reinvestment of distributions       39,754      398,453        37,247      362,671
Shares redeemed                      (227,266)  (2,277,156)     (126,078)  (1,225,990)
Redemption fee                                          64                          7
                                 ------------ ------------  ------------ ------------
Net increase                          174,939 $  1,751,686        97,051 $    938,640
                                              ============               ============
SHARES OUTSTANDING:
Beginning of period                 1,032,993                    935,942
                                 ------------               ------------
End of period                       1,207,932                  1,032,993
                                 ============               ============

From time to time, the Funds may have a concentration of shares held by controlling persons. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A person who controls a fund may be able to determine the outcome of any matter submitted to a vote of shareholders. As of December 31, 2009, one foundation may be deemed to be a controlling person in the Aquinas Value Fund and the Aquinas Growth Fund.

D. SECURITY TRANSACTIONS: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2009 were as follows:


                                        PURCHASES                   SALES
                                    U.S.                       U.S.
                                GOVERNMENT      OTHER       GOVERNMENT       OTHER
                               ------------  ------------  ------------  ------------
LKCM Aquinas Value Fund           $      --   $10,059,017    $       --  $  8,320,684
LKCM Aquinas Growth Fund                 --    14,008,841            --    13,235,651
LKCM Aquinas Small Cap Fund              --     3,035,201            --     2,532,246
LKCM Aquinas Fixed Income Fund      216,250     4,585,909       690,017     2,261,546

E. TAX INFORMATION: At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:


                                                                     LKCM           LKCM
                                         LKCM          LKCM          AQUINAS       AQUINAS
                                         AQUINAS       AQUINAS      SMALL CAP    FIXED INCOME
                                       VALUE FUND   GROWTH FUND       FUND           FUND
                                     -------------  -------------  -------------  -------------
Cost of Investments                  $  31,994,706  $  27,537,844  $   4,597,130  $  11,634,028
                                     -------------  -------------  -------------  -------------
Gross Unrealized Appreciation        $   5,462,750  $   6,977,448  $     908,631  $     537,070
Gross Unrealized Depreciation             (835,872)      (330,055)      (263,713)       (12,752)
                                     -------------  -------------  -------------  -------------
Net Unrealized Appreciation          $   4,626,878  $   6,647,393  $     644,918  $     524,318
                                     -------------  -------------  -------------  -------------
Undistributed Ordinary Income        $          --  $          --  $          --  $         287
Undistributed Long-Term Capital Gain            --             --             --             --
                                     -------------  -------------  -------------  -------------
Total Distributable Earnings         $          --  $          --  $          --  $         287
                                     -------------  -------------  -------------  -------------
Other Accumulated Losses             $  (3,273,201) $  (3,913,612) $  (1,127,317) $    (341,191)
                                     -------------  -------------  -------------  -------------
Total Accumulated Gains (Losses)     $   1,353,677  $   2,733,781  $    (482,399) $     183,414
                                     -------------  -------------  -------------  -------------

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.


At December 31, 2009 the accumulated capital loss carryforwards were as follows:

                                                                  LKCM          LKCM
                                     LKCM          LKCM          AQUINAS        AQUINAS
                                     AQUINAS       AQUINAS      SMALL CAP     FIXED INCOME
                                   VALUE FUND   GROWTH FUND       FUND            FUND
                                 ------------  ------------  -------------  ---------------
Expiring in 2014                 $         --   $        --  $          --  $        26,812
Expiring in 2015                           --            --             --          184,058
Expiring in 2016                      840,790        42,477        166,781          130,321
Expiring in 2017                    1,889,250     3,871,135        899,425               --
                                 ------------  ------------  -------------  ---------------
Total capital loss carryforwards $  2,730,040   $ 3,913,612  $   1,066,206  $       341,191
                                 ------------  ------------  -------------  ---------------

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The LKCM Aquinas Fixed Income Fund utilized $91,053 of prior capital loss carryforwards during the year ended December 31, 2009.

At December 31, 2009, the following Funds deferred, on a tax basis, post-October losses of:


                      LKCM AQUINAS      LKCM AQUINAS
                        VALUE FUND    SMALL CAP FUND
                    --------------  ----------------
                          $543,161         $61,111

The tax components of dividends paid during the year ended December 31, 2009 were as follows:


                               ORDINARY          LONG-TERM
                                   INCOME       CAPITAL GAINS
                               -------------   --------------
LKCM Aquinas Value Fund        $      50,327               --
LKCM Aquinas Growth Fund                  --               --
LKCM Aquinas Small Cap Fund               --               --
LKCM Aquinas Fixed Income Fund $     424,991               --


The tax components of dividends paid during the year ended December 31, 2008 were as follows:


                                  ORDINARY        LONG-TERM
                                   INCOME       CAPITAL GAINS
                               -------------   --------------
LKCM Aquinas Value Fund        $     119,073               --
LKCM Aquinas Growth Fund               7,336               --
LKCM Aquinas Small Cap Fund               --   $        4,082
LKCM Aquinas Fixed Income Fund       385,418               --


The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2008 and 2009.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds' financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2006 through December 31, 2009. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2009. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in "interest expenses" and penalties in "other expenses" on the statement of operations.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund, LKCM Aquinas Small Cap Fund, and LKCM Aquinas Fixed Income Fund, four of the portfolios constituting the LKCM Funds (collectively, the "Funds") as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2007 were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the four portfolios (listed in the first paragraph) of the LKCM Funds as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
February 25, 2010

                                   LKCM FUNDS
                             ADDITIONAL INFORMATION
                               DECEMBER 31, 2009

TAX INFORMATION: The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended December 31, 2009 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.


                   Value            100.00%
           Fixed Income               1.74%


The Funds designated the following percentages of dividends declared during the fiscal year ended December 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.


                   Value            100.00%
           Fixed Income               1.74%


ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY: The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)( C ).


                   Value              0.52%
           Fixed Income             100.00%


The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) during the year ended December 31, 2009.

AVAILABILITY OF PROXY VOTING INFORMATION: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as the proxy voting record, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month periods ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-423-6369 or by accessing the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE: The Funds' are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds' Form N-Q is available without charge upon request on the SEC's website (http://www.sec.gov) and may be available by calling 1-800-423-6369. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549; or (iii) sending your request electronically to publicinfosec.gov.

INFORMATION ABOUT THE FUNDS' TRUSTEES:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.


                                                                                  NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                            OFFICE &    PRINCIPAL                  IN FUND
                        POSITION(S)         LENGTH     OCCUPATION                  COMPLEX            OTHER
NAME, ADDRESS           HELD WITH           OF TIME    DURING PAST                OVERSEEN       DIRECTORSHIPS
AND AGE                 THE TRUST           SERVED(1)  FIVE YEARS                 BY TRUSTEE    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
H. Kirk Downey          Chairman            Since 2005 President and CEO, Texas         9    Non-Executive Chairman of the
301 Commerce Street     of the                         Systems, LLC and CEO,                 Board of AZZ Incorporated, a
Suite 1600              Board of Trustees              Texaslearningsystems LLC              manufacturing company.
Fort Worth, TX 76102                                   since 1999; Dean, M.J.
Age: 67                 Trustee             Since 1994 Neeley School of
                                                       Business, Texas Christian
                                                       University Business
                                                       School from 1987
                                                       to 1999.
----------------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.   Trustee             Since 1994 Consultant; formerly             9    Priests Pension Fund of the
301 Commerce Street                                    Consultant for NASDAQ                 Catholic Diocese of Fort Worth,
Suite 1600                                             Corp. and Vice President,             Lay Workers Pension Fund of
Fort Worth, TX 76102                                   Merrill Lynch & Co., Inc.             the Catholic Diocese of Fort
Age: 89                                                                                      Worth, St. Joseph Health Care
                                                                                             Trust, Catholic Schools Trust
                                                                                             and Catholic Foundation of
                                                                                             North Texas.
----------------------------------------------------------------------------------------------------------------------------
Richard J. Howell       Trustee             Since 2005 CPA, Adjunct Faculty at SMU 9         Red Robin Gourmet
301 Commerce Street                                    Cox School of Business since          Burgers, Inc.
Suite 1600                                             2004; Consulting Services,
Fort Worth, TX 76102                                   since 2002; Audit Partner,
Age: 67                 Chairman            Since 2008 Arthur Andersen LLP from
                        of the Audit                   1974-2002.
                        and Compliance
                        Committee
INTERESTED TRUSTEE:
----------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.(2)  Trustee, President  Since 1994 Chairman, President and          9    Employee Retirement Systems
301 Commerce Street     and Chief Executive            Director,                             of Texas, 4K Land & Cattle
Suite 1600              Officer                        Luther King Capital                   Company (ranching), Hunt
Fort Worth, TX 76102                                   Management Corporation                Forest Products (lumber),
Age: 69                                                since 1979.                           Southwestern Exposition &
                                                                                             Livestock (livestock),
                                                                                             Southwest JLK Corporation
                                                                                             (management company), Texas
                                                                                             Christian University, Texas
                                                                                             Southwestern Cattleraisers
                                                                                             Foundation (livestock), Tyler
                                                                                             Technologies (information
                                                                                             management company for
                                                                                             government agencies), and
                                                                                             Encore Energy Partners LP
                                                                                             (oil and natural
                                                                                             gas exploration).

1 Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

2    Mr. King is an "interested person" of the Trust (as defined in the 1940
     Act) because of his affiliation with the Adviser.


                                      TERM OF
                                      OFFICE &         PRINCIPAL
                     POSITION(S)      LENGTH          OCCUPATION
NAME, ADDRESS        HELD WITH        OF TIME         DURING PAST
AND AGE              THE TRUST        SERVED           FIVE YEARS
---------------------------------------------------------------------------------
OFFICERS:
---------------------------------------------------------------------------------
J. Luther King, Jr.  President and      Since  Chairman, President and Director,
301 Commerce Street  Chief Executive    1994   Luther King Capital Management
Suite 1600           Officer                   Corporation since 1979.
Fort Worth, TX 76102
Age: 69
---------------------------------------------------------------------------------
Paul W. Greenwell    Vice President     Since  Principal, Luther King Capital
301 Commerce Street                     1996   Management since 1986,
Suite 1600                                     Vice President and Portfolio
Fort Worth, TX 76102                           Manager, Luther King Capital
Age: 59                                        Management since 1983.
---------------------------------------------------------------------------------
Richard Lenart       Secretary and      Since  Luther King Capital Management
301 Commerce Street  Treasurer          2006   since 2005, Vice President,
Suite 1600                                     Aquinas Funds (2001-2005).
Fort Worth, TX 76102
Age: 43
---------------------------------------------------------------------------------
Steven R. Purvis     Vice President     Since  Principal, Luther King Capital
301 Commerce Street                     2000   Management since 2003,
Suite 1600                                     Vice President and Portfolio
Fort Worth, TX 76102                           Manager, Luther King Capital
Age: 44                                        Management since 1996.
---------------------------------------------------------------------------------
Jacob D. Smith       Chief Compliance   Since  General Counsel and Chief
301 Commerce Street  Officer            2006   Compliance Officer, Luther King
Suite 1600                                     Capital Management since 2006,
Fort Worth, TX 76102                           Enforcement Attorney, U.S.
Age: 35                                        Securities and Exchange Commission
                                               (2005-2006), Associate, Haynes and
                                               Boone, LLP (2001-2005).
---------------------------------------------------------------------------------

                      This page intentionally left blank.

                      This page intentionally left blank.

                                   LKCM FUNDS
                                 PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of personal information about our shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your personal information as well as the sources through which we may obtain personal information about you.

How We Protect Your Personal Information

Protecting your personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your personal information from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, electronic, and procedural safeguards to protect the security and confidentiality of your personal information, and we adapt these safeguards to respond to evolving technological and other standards.

In addition, we do not disclose any nonpublic personal information about you to nonaffiliated third parties, except as required or permitted by law or as necessary for us to carry out our responsibilities in providing services to you.

How We Obtain Your Personal Information

We collect nonpublic personal information about you from the following sources:

     o Information provided by you or your representatives, whether through documentation that you or your representatives provide to us, through discussions that you or your representatives have with us, or otherwise; and

     o    Information arising from your account experience with us.

Please do not hesitate to contact our Chief Compliance Officer if you have any questions regarding the measures we have implemented to protect the privacy of your personal information.

Not a Part of the Annual Report.

--------------------------------------------------------------------------------
U.S. Bancorp Fund Services, LLC                                        PRESORTED
P.O. Box 701                                                            STANDARD
Milwaukee, WI 53201-0701                                         US POSTAGE PAID
                                                                    PERMIT #3602
                                                                BERWYN, IL 60402


                                        LKCM FUNDS
                                       P.O. BOX 701
                                 MILWAUKEE, WI 53201-0701
----------------------------------------------------------------------------------------------
OFFICERS AND TRUSTEES
   J. Luther King, Jr., CFA        H. Kirk Downey                     Richard Lenart
   Trustee,                        Chairman of the Board              Secretary & Treasurer
   President
   Paul W. Greenwell               Richard J. Howell                  Jacob D. Smith
   Vice President                  Trustee                            Chief Compliance Officer
   Steven R. Purvis, CFA           Earle A. Shields, Jr.
   Vice President                  Trustee
----------------------------------------------------------------------------------------------
INVESTMENT ADVISER
   Luther King Capital Management Corporation
   301 Commerce Street, Suite 1600
   Fort Worth, TX 76102
----------------------------------------------------------------------------------------------
ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
PAYING AGENT & SHAREHOLDER SERVICING AGENT
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
----------------------------------------------------------------------------------------------
CUSTODIAN
   U.S. Bank, N.A.
   1555 N. River Center Drive, Suite 302
   Milwaukee, WI 53212
----------------------------------------------------------------------------------------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   555 E. Wells St., Suite 1400
   Milwaukee, WI 53202
----------------------------------------------------------------------------------------------
DISTRIBUTOR
   Quasar Distributors, LLC
   615 E. Michigan Street
   Milwaukee, WI 53202
----------------------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. "All other fees" refer to the aggregate fees billed for professional services rendered by the registrant's prior principal accountant in connection with the transition of the engagement to the registrant's current principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  12/31/2009         FYE  12/31/2008
----------------------------- ----------------------- -----------------------
Audit Fees                    $146,500                $142,500
Audit-Related Fees            $0                      $0
Tax Fees                      $32,000                 $31,200
All Other Fees                $0                      $2,200
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

----------------------------- ----------------------- -----------------------
                              FYE  12/31/2009         FYE  12/31/2008
----------------------------- ----------------------- -----------------------
Audit-Related Fees                     0%                      0%
Tax Fees                               0%                      0%
All Other Fees                         0%                      0%
----------------------------- ----------------------- -----------------------

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

--------------------------------- ---------------------- -----------------------
Non-Audit Related Fees            FYE  12/31/2009        FYE  12/31/2008
--------------------------------- ---------------------- -----------------------
Registrant                        $32,000                $31,200
Registrant's Investment Adviser   $0                     $0
--------------------------------- ---------------------- -----------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant's service provider.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         (Registrant) LKCM Funds

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  --------------------------------------
                                      J. Luther King, Jr.,
                                      Principal Executive Officer/President

         Date March 9, 2010
              --------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title) /s/ J. Luther King, Jr.
                                  --------------------------------------
                                      J. Luther King, Jr.,
                                      Principal Executive Officer/President

         Date March 9, 2010
              --------------------------------------

         By (Signature and Title) /s/ Richard Lenart
                                  --------------------------------------
                                      Richard Lenart,
                                      Principal Financial Officer/Treasurer

         Date March 9, 2010
              --------------------------------------